J.P. Morgan Mortgage Acquisition Trust 2006-CW2

Asset Backed Pass-Through Certificates, Series 2006-CW2

Rule 144A Private Placement

$11,863,000 (Approximate)

Subject to Revision

July [31], 2006 – Free Writing Prospectus

The information contained herein is qualified in its entirety by the information in the Offering Document for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final Offering Document relating to the securities.  These materials are subject to change, completion or amendment from time to time.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final Offering Document relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

JPMORGAN IS ACTING AS INITIAL PURCHASER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005   JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc., member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Free Writing Prospectus

$11,863,000

(Approximate)

J.P. Morgan Mortgage Acquisition Trust 2006-CW2

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

Countrywide Home Loans, Inc.

Originator

Countrywide Home Loans Servicing LP

Servicer

Wells Fargo Bank, N.A.

Master Servicer and Securities Administrator

U.S. Bank National Association

Trustee

Asset Backed Pass-Through Certificates, Series 2006-CW2

July [31], 2006

Expected Timing:	Pricing Date:	On or about August [3], 2006
	Closing Date:	On or about August [8], 2006
	First Payment Date:	August 25, 2006, or first business day thereafter

Structure:	Bond Structure	$1,016,056,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Free Writing Prospectus for

JPMAC 2006-CW2

Preliminary Term Sheet

Date Prepared: July [31], 2006

$11,863,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Trust 2006-CW2

	Principal	WAL (Years)	Principal Pymt Window	Expected Rating	Assumed Final	Certificate Rate /
Class(2,7,8)	Amount ($)(1)	Call/Mat(5)	(Months) Call/Mat(5)	(Moody’s/S&P/Fitch)	Distribution Date (6)	Certificate Type(3,4)
AF-1	51,612,000	Not Marketed Hereby		Aaa/AAA/AAA	January 2036	Fltg Rate Group I Senior Sequential
AF-2	15,623,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-3	28,510,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-4	12,919,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-5	17,117,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-6	13,976,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior NAS
MF-1	10,501,000	Not Marketed Hereby		Aa2/AA/AA	August 2036	Fixed Rate Subordinate
MF-2	7,963,000	Not Marketed Hereby		A2/A/A	August 2036	Fixed Rate Subordinate
MF-3	4,463,000	Not Marketed Hereby		Baa1/BBB+/BBB+	August 2036	Fixed Rate Subordinate
MF-4	2,012,000	Not Marketed Hereby		Baa2/BBB/BBB	August 2036	Fixed Rate Subordinate
MF-5	1,400,000	Not Marketed Hereby		Baa3/BBB-/BBB-	August 2036	Fixed Rate Subordinate
MF-6	1,750,000	5.80 / 6.95	39 – 87 / 39 - 154	Ba1/BB+/BB+	August 2036	Fixed Rate Subordinate
AV-1	410,588,000	Not Offered Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group II Senior
AV-2	155,056,000	Not Marketed Hereby		Aaa/AAA/AAA	November 2029	Fltg Rate Group III Senior Sequential
AV-3	22,720,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group III Senior Sequential
AV-4	66,191,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group III Senior Sequential
AV-5	27,447,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group III Senior Sequential
MV-1	32,539,000	Not Marketed Hereby		Aa1/AA+/AA+	August 2036	Fltg Rate Subordinate
MV-2	29,461,000	Not Marketed Hereby		Aa2/AA/AA	August 2036	Fltg Rate Subordinate
MV-3	17,588,000	Not Marketed Hereby		Aa3/AA-/AA-	August 2036	Fltg Rate Subordinate
MV-4	15,390,000	Not Marketed Hereby		A1/A+/A+	August 2036	Fltg Rate Subordinate
MV-5	14,510,000	Not Marketed Hereby		A2/A/A	August 2036	Fltg Rate Subordinate
MV-6	14,070,000	Not Marketed Hereby		A3/A-/A-	August 2036	Fltg Rate Subordinate
MV-7	12,751,000	Not Marketed Hereby		Baa1/BBB+/BBB+	August 2036	Fltg Rate Subordinate
MV-8	11,432,000	Not Marketed Hereby		Baa2/BBB/BBB	August 2036	Fltg Rate Subordinate
MV-9	8,354,000	Not Marketed Hereby		Baa3/BBB-/BBB-	August 2036	Fltg Rate Subordinate
MV-10	10,113,000	4.56 / 4.68	38 – 87 / 38 - 103	Ba1/BB+/BB+	August 2036	Fltg Rate Subordinate
Total:	1,016,056,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates are backed primarily by the cash flows from the Group I Mortgage Loans (as defined herein).  The Class AV-1 Certificates are backed primarily by the cash flows from the Group II Mortgage Loans (as defined herein).  The Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein).  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class MV-10 Certificates are backed primarily by the cash flows from the Group II and the Group III Mortgage Loans.

(3)

On the first Distribution Date after the first possible Optional Termination Date, (x) the margins on the Floating Rate Senior Certificates will double, (y) the related certificate rates on the Fixed Rate Certificates will increase by 0.50% and (z) the margins on the Subordinate Certificates will increase by 1.5 times the original margins.

(4)

The Offered Certificates will be subject to the applicable rate cap as described herein.

(5)

Calculated assuming the “Pricing Prepayment Speed”, as described herein.

(6)

The final scheduled distribution date for each class of offered certificates, other than the Class AF-1 Certificates and the Class AV-2 Certificates, is the distribution date 360 payment dates after the initial Distribution Date. The final scheduled distribution date for the Class AF-1 Certificates and the Class AV-2 Certificates is the maturity date, calculated assuming zero prepays, plus one month.

(7)

The Class MF-6 and MV-10 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Approximately 7.86% of the mortgage loans have 40 year original terms to maturity.  With respect to such loans, the issuer will establish a reserve account under the pooling agreement, in which a portion of collections will be deposited in an amount, together with other amounts available on such date, sufficient to retire the certificates on the final scheduled distribution date.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Issuing Entity:

J.P. Morgan Mortgage Acquisition Trust 2006-CW2, a New York common law trust

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

Countrywide Home Loans, Inc.

Servicer:

Countrywide Home Loans Servicing LP

Master Servicer:

Wells Fargo Bank, N.A.

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

Wells Fargo Bank, N.A.

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

J.P. Morgan Trust Company, National Association

Senior Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the “Group I Senior Certificates”), the Class AV-1 Certificates (the “Group II Senior Certificates”) and the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates (collectively, the “Group III Senior Certificates”).

Group I

Subordinate Certificates:

The Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates.

Group II and III

Subordinate Certificates:

The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class MV-10 Certificates.

Group I Certificates:

The Group I Senior Certificates and the Group I Subordinate Certificates.

Group II and III Certificates:

The Group II and Group III Senior Certificates, and the Group II and Group III Subordinate Certificates.

Fixed Rate Certificates:

The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates.

Floating Rate Certificates:

The Class AF-1, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class MV-10 Certificates.

Offered Certificates:

The Class MF-6 and Class MV-10 Certificates.

Non-Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class MV-9, Class C, Class P and Class R Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

July 1, 2006

Expected Pricing Date:

On or about August [3], 2006

Expected Closing Date:

On or about August [8], 2006

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) beginning in August 2006.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, provided the investors meet the requirements of certain investor-based exemptions as described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.50% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related collection period.

Master Servicing Fee:

0.01% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related collection period.  The Master Servicer will be responsible for paying the fees of the Securities Administrator.

Custodian Fee:

A fee payable in accordance with an agreement between the Custodian and the Seller.

Administrative Fee:

The total of the Servicing Fee, the Custodian Fee and the Master Servicing Fee.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

100% PPC, or 20HEP, or 2% - 20% CPR over 10 months, and remaining constant at 20% CPR in month 11 and thereafter

ARM Loans:

100% PPC, which is a ramp starting at 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 50% CPR from month 25 until month 28, decreasing 1/6th of 15% CPR for each month thereafter, decreasing to 35% CPR in month 34 and remaining constant at 35% CPR from month 35 and thereafter; provided, however, the prepayment rate will not exceed 90% CPR in any period for any given percentage of Pricing Prepayment Speed

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,054,461,879, of which: (i) approximately $175,025,567 consisted of a pool of fixed-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group I Mortgage Loans”), (ii) approximately $529,451,338 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac balance limitations (the “Group II Mortgage Loans”), and (iii) approximately $349,984,974 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group III Mortgage Loans” and together with the Group I and Group II Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Credit Comeback Loans:

Certain of the fixed rate mortgage loans will include “Credit Comeback Loans” that provide borrowers the potential of four Mortgage Rate reductions of 0.375% per annum  on the current mortgage rate for good payment history during any one or more of the first four consecutive twelve-month periods following the origination date of the loan.  For purposes of all payments made on the certificates, including the calculation of net WAC as well as other calculations, the mortgage rate on each credit comeback loan will be deemed to be reduced by 0.375% on the due date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history.  Any interest received in excess of the interest received as a result of this deemed reduction, will be treated as Net Monthly Excess Cashflow.  It is expected that no more than approximately 5.83% of the mortgage loans will be credit comeback loans.

40 Year Loans:

Approximately 7.86% of the mortgage loans have 40 year original terms to maturity. With respect to such loans, the issuer will establish a reserve account under the pooling agreement, in which on each distribution date, a portion of interest collections will be deposited in an account, together with other amounts available on such date, sufficient to retire the certificates on the final scheduled distribution date.

Silent Seconds:

The mortgaged properties relating to approximately 27.62% of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the aggregate mortgage loans, including the Silent Seconds, is approximately 84.62%.

Interest Accrual:

Interest will accrue on the Certificates at the applicable Pass-Through Rate.

Interest on the Floating Rate Certificates will accrue initially from the Closing Date to, but excluding the first Distribution Date, and thereafter, from the prior Distribution Date to, but excluding the applicable Distribution Date, on an Actual/360 basis.

Interest on the Fixed Certificates will accrue from and including the first day of the calendar month preceding the applicable Distribution Date up to and including the last day of such month, on a 30/360 basis.

Pass-Through Rate:

For any Distribution Date, the Pass-Through Rate on the Floating Rate Certificates will be a per annum rate equal to the least of (i) One-Month LIBOR plus the applicable certificate margin, (ii) the related Net WAC Cap and (iii) the related Maximum Rate Cap.

On each Distribution Date, interest on the Fixed Rate Certificates will accrue at a per annum rate equal to the lesser of (x) their respective fixed rate coupons and (y) the Group I Net WAC Cap

Coupon Step-Up:

After the Optional Termination Date, if the right to terminate the Trust has not been exercised, the certificate margins or certificate rates as applicable with respect to the Certificates on any then outstanding Certificates will increase in accordance with the following table:

Certificates	After Optional Termination
Senior Certificates (Floating)	2.0x the Applicable Margin
Fixed Rate Certificates	0.50% per annum
Subordinate Certificates (Floating)	1.5x the Applicable Margin

Group I

Net WAC Cap:

In regards to the Group I Certificates, for any Distribution Date, a per annum rate equal to 12 times the quotient of (x) (i) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, plus, in the case of the Class AF-1 Certificates only, any amounts received under the Class AF-1 Cap Agreement, less (ii) any related Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, and additionally in the case of the Class AF-1 Certificates only, multiplied by the quotient of 30 divided by the actual number of days in the related interest accrual period.

Group II and Group III

Net WAC Cap:

In regards to the Group II and Group III Certificates, for any Distribution Date, a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II and Group III Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the Group II and Group III Mortgage Loans as of the first day of the related collection period, multiplied by the quotient of 30 divided by the actual number of days in the related interest accrual period.

Group I Maximum Rate Cap:

In regards to the Group I Certificates, the Group I Net WAC Cap.

If investor interest payments are limited by the Group I Maximum Rate Cap, they will not be reimbursed.

Group II and Group III

Maximum Rate Cap:

In regards to the Group II and Group III Certificates, the per annum rate equal to the excess of (A) the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12 over (B) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans, multiplied by the quotient of 360 divided by the actual number of days in the related interest accrual period.

If investor interest payments are limited by the Group II and Group III Maximum Rate Cap, they will not be reimbursed.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the pass-through rate on any class of Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class of Certificates had not been so limited by the related Net WAC Cap, up to but not exceeding the related Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates, together with accrued interest at the related pass-through rate, will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Cap Amount:

For any Distribution Date and Class of Certificates, an amount calculated by multiplying the related Certificate principal balance by the related Maximum Rate Cap, divided by 360 and multiplied by (a) 30, in the case of the Fixed Rate Certificates, or (b) the actual number of days in the related accrual period in the case of the Floating Rate Certificates.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related Fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month in which it is received. The Servicer or the Master Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent such amounts paid do not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, neither the Servicer nor the Master Servicer will not cover Prepayment Interest Shortfalls on simple interest loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider, in the case of the Group II and Group III Certificates

3)  Payments received from the Class AF-1 Cap Agreement

4) Overcollateralization Amount

5) Subordination

Group I Excess Cashflow:

In regards to the Group I Certificates, for any Distribution Date, the sum of (x) any Group I Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, over the sum of (i) the monthly interest accrued and any unpaid interest on the Group I Senior Certificates and the monthly interest accrued on the Group I Subordinate Certificates, and (ii) the Group I principal remittance amount.

Group II and Group III

Excess Cashflow:

In regards to the Group II and Group III Certificates, for any Distribution Date, the sum of (x) any Group II and Group III Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, net of any Net Swap Payment or Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Group II and Group III Senior Certificates and the monthly interest accrued on the Group II and Group III Subordinate Certificates, and (ii) the Group II and Group III principal remittance amount.

Group I

Overcollateralization

Amount:

The “Group I Overcollateralization Amount” (or “Group I O/C”) is equal to the excess of the aggregate principal balance of the Group I Mortgage Loans over the aggregate principal balance of the Group I Certificates and a pro rata share of the Class P Certificates.  On the Closing Date, the Group I O/C will be equal to approximately 4.10% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.  To the extent the Group I O/C is reduced below the Group I Overcollateralization Target Amount, Group I Excess Cashflow, and to a limited extent Group II and Group III Excess Cashflow, will be used to pay principal on the Group I Certificates until the Group I Overcollateralization Target Amount is reached.

Group II and Group III

Overcollateralization

Amount:

The “Group II and Group III Overcollateralization Amount” (or “Group II and Group III O/C”) is equal to the excess of the aggregate principal balance of the Group II and Group III Mortgage Loans over the aggregate principal balance of the Group II and Group III Certificates and a pro rata share of the Class P Certificates.  On the Closing Date, the Group II and Group III O/C will be equal to approximately 3.55% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date.  To the extent the Group II and Group III O/C is reduced below the Group II and Group III Overcollateralization Target Amount, Group II and Group III Excess Cashflow, and to a limited extent Group I Excess Cashflow, will be used to pay principal on the Group II and Group III Certificates until the Group II and Group III Overcollateralization Target Amount is reached.

Group I

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the related principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Group I Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the related principal remittance amount on such Distribution Date has been distributed) over (ii) the Group I Overcollateralization Target Amount for such Distribution Date.

Group II and Group III

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the related principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Group II and Group III Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the related principal remittance amount on such Distribution Date has been distributed) over (ii) the Group II and Group III Overcollateralization Target Amount for such Distribution Date.

Group I

Overcollateralization

Target Amount:

Prior to the Group I Stepdown Date, the “Group I Overcollateralization Target Amount” will be approximately 4.10% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

On or after the Group I Stepdown Date, the Group I Overcollateralization Target Amount will be approximately 8.20% of the aggregate principal balance of the Group I Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the current Distribution Date, the Group I Overcollateralization Target Amount shall be equal to the Group I Overcollateralization Target Amount in effect for the previous Distribution Date.

Group II and Group III

Overcollateralization

Target Amount:

Prior to the Group II and Group III Stepdown Date, the “Group II and Group III Overcollateralization Target Amount” will be approximately 3.55% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date.

On or after the Group II and Group III Stepdown Date, the Group II and Group III Overcollateralization Target Amount will be approximately 7.10% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the current Distribution Date, the Group II and Group III Overcollateralization Target Amount shall be equal to the Group II and Group III Overcollateralization Target Amount in effect for the previous Distribution Date.

Group I Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Group I Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in August 2009 and

(y) the first Distribution Date on which the Group I Senior Credit Enhancement Percentage  is greater than or equal to approximately 40.30%.

Group II and Group III

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Group II and Group III Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in August 2009 and

(y) the first Distribution Date on which the Group II and Group III Senior Credit Enhancement Percentage  is greater than or equal to approximately 44.90%.

Group I Senior Credit

Enhancement Percentage:

The “Group I Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Group I Subordinate Certificates and (b) the Group I Overcollateralization Amount divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the end of the related Due Period.

Group II and Group III

Senior Credit Enhancement

Percentage:

The “Group II and Group III Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Group II and Group III Subordinate Certificates and (b) the Group II and Group III Overcollateralization Amount divided by (ii) the aggregate principal balance of the Group II and Group III Mortgage Loans as of the end of the related Due Period.

Group I Trigger Event:

A “Group I Trigger Event” is in effect on any Distribution Date on or after the Group I Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 39.70% of the current Group I Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the related distribution date, as a percentage of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date are greater than:

Distribution Date	Percentage
August 2008 – July 2009	[1.10]%
August 2009 – July 2010	[2.55]%
August 2010 – July 2011	[4.30]%
August 2011 – July 2012	[5.70]%
August 2012 and thereafter	[6.50]%

Group II and Group III

Trigger Event:

A “Group II and Group III Trigger Event” is in effect on any Distribution Date on or after the Group II and Group III Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 35.63% of the current Group II and Group III Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the related distribution date, as a percentage of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date are greater than:

Distribution Date	Percentage
August 2008 – July 2009	[1.60]%
August 2009 – July 2010	[3.60]%
August 2010 – July 2011	[5.70]%
August 2011 – July 2012	[7.40]%
August 2012 and thereafter	[8.00]%

Group I

Target Credit Support

Percentages:

	Initial Credit Support	On or After Stepdown Date Target Support
Senior Certificates	20.15%	40.30%
MF-1	14.15%	28.30%
MF-2	9.60%	19.20%
MF-3	7.05%	14.10%
MF-4	5.90%	11.80%
MF-5	5.10%	10.20%
MF-6	4.10%	8.20%

Group II and Group III

Target Credit Support

Percentages:

	Initial Credit Support	On or After Stepdown Date Target Support
Senior Certificates	22.45%	44.90%
MV-1	18.75%	37.50%
MV-2	15.40%	30.80%
MV-3	13.40%	26.80%
MV-4	11.65%	23.30%
MV-5	10.00%	20.00%
MV-6	8.40%	16.80%
MV-7	6.95%	13.90%
MV-8	5.65%	11.30%
MV-9	4.70%	9.40%
MV-10	3.55%	7.10%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Group I or Group II and III Excess Cashflow (in the case of Group II and Group III, including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Group I or Group II  and Group III Overcollateralization Amount.  Following the reduction of the Group I or Group II and Group III Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order to the related Subordinate Certificates.

To a limited extent, as described below, excess cashflow from the unrelated group may also be available to absorb such losses.

Realized Losses will not be allocated to any of the Senior Certificates.

Available Funds:

With respect to any Distribution Date, will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable in respect of expenses and indemnification as described in the Pooling Agreement and, in the case of the Group II and Group III Certificates only, amounts reimbursable to the Swap Provider, including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any such payments due to a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement):

1)

the aggregate amount of scheduled monthly payments on the related Mortgage Loans due during the related Due Period and received by the related determination date, after deduction of the Administrative Fee and any prepayment interest excess for such Distribution Date and any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates;

2)

unscheduled full and partial prepayments for such Mortgage Loans occurring during the related prepayment period (excluding prepayment premiums) and insurance proceeds, condemnation proceeds, net liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the calendar month preceding the month of such Distribution Date; and

3)

payments from the Servicer in connection with advances and compensating interest for such Distribution Date.

Group I Principal Paydown:

Group I Senior Certificates:

1)

Principal allocable to the Group I Certificates will be distributed, sequentially, first to the Class AF-6 Certificates (up to the Class AF-6 Lockout Distribution Amount), then to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero, provided, however, if the aggregate certificate balance of the Group I Subordinate Certificates has been reduced to zero and the Group I O/C is equal to zero, distributions to the Group I Certificates shall be made on a pro rata basis, based on the outstanding certificate principal balance.

In certain limited circumstances, as described in the prospectus supplement, principal may be distributed to the Group I Certificates from the unrelated loan group, to the extent not received from the related loan group.

1)

Prior to the Group I Stepdown Date or if a Group I Trigger Event is in effect, 100% of the related principal will be paid to the Group I Senior Certificates, provided, however, if the Group I Senior Certificates have been retired, principal will be applied sequentially, in order of seniority, to the Group I Subordinate Certificates until retired.

2)

On or after the Group I Stepdown Date and if a Group I Trigger Event is not in effect, the Group I Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, such that their related Group I Target Credit Support Percentages are reached.

“Class AF-6 Lockout Distribution Amount” means, for any Distribution Date, the product of (x) the Class AF-6 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-6 Pro Rata Distribution Amount for that Distribution Date.  In no event shall the Class AF-6 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for the Group I Senior Certificates for that Distribution Date or the certificate principal balance of the Class AF-6 Certificates immediately prior to that Distribution Date.

“Class AF-6 Pro Rata Distribution Amount” means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group I Senior Certificates immediately prior to that Distribution Date and (y) the senior principal distribution amount for the Group I Certificates for that Distribution Date.

“Class AF-6 Lockout Distribution Percentage” means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

Distribution Dates	Lockout Percentage
August 2006 through and including July 2009	0%
August 2009 through and including July 2011	45%
August 2011 through and including July 2012	80%
August 2012 through and including July 2013	100%
August 2013 and thereafter	300%

Group II and Group III

Principal Paydown:

Group II and Group III Senior Certificates:

1)

Principal allocable to the Group II Senior Certificates will be distributed to the Class AV-1 Certificates until its certificate principal balance is paid to zero.

2)

Principal allocable to the Group III Senior Certificates will be distributed sequentially to the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the Group II and Group III Subordinate Certificates has been reduced to zero and the Group II and Group III O/C is equal to zero, distributions to the Group III Certificates shall be made on a pro rata basis, based on the related certificate principal balance.

In certain limited circumstances, as described in the prospectus supplement, principal may be distributed to the Senior Certificates from the unrelated loan group to the extent not received from the related loan group.

3)

Prior to the Group II and Group III Stepdown Date or if a Group II and Group III Trigger Event is in effect, 100% of principal will be paid to the Group II and Group III Senior Certificates based on principal collected on the related loan group, provided, however, if the Group II and Group III Senior Certificates have been retired, principal will be applied sequentially in order of seniority, to the Group II and Group III Subordinate Certificates until retired.

4)

On or after the Group II and Group III Stepdown Date and if a Group II and Group III Trigger Event is not in effect, the Group II and Group III Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, such that their related Group II and Group III Target Credit Support Percentages are reached.

Group I Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

In regards to loans with forty year original terms to maturity, to the final maturity reserve fund, the required deposit amount, if any, for such Distribution Date.

From Group I Available Funds, to pay any fees and expenses of the Trust, including payments, reimbursements and indemnities of the Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Custodian.

From Group I Available Funds, to pay interest on the related Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the related Subordinate Certificates, sequentially.

From Group I Available Funds, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above.

From Group I Available Funds, to pay principal on the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group I Excess Cashflow, if any, to pay any current Realized Losses to the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group I Excess Cashflow, if any, to the related Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Group I Certificates to the extent necessary to maintain the required Group I Overcollateralization Target Amount.

From Group I Excess Cashflow, if any, to pay unpaid interest shortfall amounts to the related Subordinate Certificates, sequentially.

From Group I Excess Cashflow, if any, sequentially to the related Subordinate Certificates any Allocated Realized Loss Amounts.

From Group I Excess Cashflow, to the Group I  Net WAC Reserve Fund if any, to pay the related Net WAC Cap Carryover Amount on the related Senior and related Subordinate Certificates in the same order of priority as described below.  See “Net WAC Cap Carryover Reserve Amount”.

From Group I Excess Cashflow, if any, to pay first the related Senior Certificates pro rata and then the related Subordinate Certificates sequentially any net prepayment interest shortfalls.

From Group I Excess Cashflow, if any, to pay first the related Senior Certificates pro rata and then the related Subordinate Certificates sequentially, any Relief Act Shortfalls.

From Group I Excess Cashflow, if any, certain reimbursements to the transaction parties.

From Group I Excess Cashflow, if any, as an additional payment of principal to the Group II and Group III Certificates to the extent necessary to maintain the Group II and Group III Overcollateralization Target Amount and not covered by Group II and Group III Excess Cashflow.

From Group I Excess Cashflow, if any, to the Group II and Group III Subordinate Certificates, sequentially based on the related Allocated Realized Loss Amount for those classes, remaining undistributed after application of the Group II and Group III Excess Cashflow.

From Group I Excess Cashflow, if any, to pay any remaining amount to the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Group II and Group III

Priority of Distributions:

On each Distribution Date, distributions will be made as follows:

In regards to loans with forty year original terms to maturity, to the final maturity reserve fund, the required deposit amount, if any, for such Distribution Date.

From Group II and Group III Available Funds, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement)) owed to the Swap Provider and other fees and expenses of the Trust, including payments, reimbursements and indemnities of the Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Custodian.

From Group II and Group III Available Funds for the related loan group, to pay interest on the related Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then from Available Funds from the related loan groups to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the related Subordinate Certificates, sequentially.

From Group II and Group III Available Funds for the related loan group, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above.

From Group II and Group III Available Funds, to pay principal on the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group II and Group III Excess Cashflow, if any, to pay any current Realized Losses to the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group II and Group III Excess Cashflow, if any, to the related Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the related Certificates to the extent necessary to maintain the required Group II and Group III Overcollateralization Target Amount.

From Group II and Group III Excess Cashflow, if any, to pay unpaid interest shortfall amounts to the related Subordinate Certificates, sequentially.

From Group II and Group III Excess Cashflow, if any, sequentially to the related Subordinate Certificates any Allocated Realized Loss Amounts.

From Group II and Group III Excess Cashflow, to the Group II and Group III Net WAC Reserve Fund if any, to pay the Net WAC Cap Carryover Amount on the related Senior and the related Subordinate Certificates in the same order of priority as described below.  See “Net WAC Cap Carryover Reserve Amount”.

From Group II and Group III Excess Cashflow, if any, to pay first the related Senior Certificates pro rata and then the related Subordinate Certificates sequentially, any Relief Act Shortfalls.

From Group II and Group III Excess Cashflow, if any, certain reimbursements to the transaction parties.

From Group II and Group III Excess Cashflow, if any, to pay the Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Group II and Group III Excess Cashflow, if any, as an additional payment of principal to the Group I Certificates to the extent necessary to maintain the Group I Overcollateralization Target Amount and not covered by Group I Excess Cashflow.

From Group II and Group III Excess Cashflow, if any, to the Group I Subordinate Certificates, sequentially based on the related Allocated Realized Loss Amount for those classes, remaining undistributed after application of the Group I Excess Cashflow.

From Group II and Group III Excess Cashflow, if any, to pay any remaining amount to the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Swap Agreement:

On the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of       $838,103,322.76.  Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to [5.550]% per annum on the notional amount, as set forth in the Swap Agreement, to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement, from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  The Swap Agreement will benefit only the Group II and Group III Certificates (see attached schedule).

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

On each Distribution Date, distributions will be made as follows:

From the Swap Account, to pay any current Realized Losses to the Group II and III Certificates, in accordance with the principal payment provisions described above.

From the Swap Account, to pay any principal first, to the related Group II and Group III Senior Certificates, pro rata, and second, to the Group II and Group III Subordinate Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Group II and Group III Overcollateralization Target Amount.

From the Swap Account, to pay any unpaid interest on the Group II and Group III Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date; then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Group II and Group III Subordinate Certificates, sequentially.

From the Swap Account to pay first the Group II and Group III Senior Certificates concurrently and then the Group II and Group III Subordinate Certificates sequentially any net prepayment interest shortfalls.

From the Swap Account, to pay the Net WAC Cap Carryover Amount on the Group II and Group III Certificates remaining unpaid in the same order of priority as described below.

From the Swap Account to pay first the Group II and Group III Senior Certificates, pro rata, and then the Group II and Group III Subordinate Certificates, sequentially, and any Relief Act Shortfalls.

From the Swap Account certain reimbursements to the transaction parties.

From the Swap Account sequentially to the Group II and Group III Subordinate Certificates, any Allocated Realized Loss Amounts.

Class AF-1 Cap Agreement:

Amounts received from the Class AF-1 Cap Agreement will go to reimburse any Class AF-1 Net WAC Cap Carryover Amounts remaining after application of the Group I Excess Cashflow.

Group I Net WAC Cap

Carryover Reserve Account:

Amounts deposited in the Group I Net WAC Cap Carryover Reserve Account, if any, will be distributed to the Senior and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts distributed in the following order of priority:

i)

to the related Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class MF-1 Certificates.

iii)

to the Class MF-2 Certificates.

iv)

to the Class MF-3 Certificates.

v)

to the Class MF-4 Certificates.

vi)

to the Class MF-5 Certificates.

vii)

to the Class MF-6 Certificates.

Group II and Group III

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Group II and Group III Net WAC Cap Carryover Reserve Account, if any, will be distributed to the Senior and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts distributed in the following order of priority:

i)

to the related Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class MV-1 Certificates.

iii)

to the Class MV-2 Certificates.

iv)

to the Class MV-3 Certificates.

v)

to the Class MV-4 Certificates.

vi)

to the Class MV-5 Certificates.

vii)

to the Class MV-6 Certificates.

viii)

to the Class MV-7 Certificates.

ix)

to the Class MV-8 Certificates.

x)

to the Class MV-9 Certificates.

xi)

to the Class MV-10 Certificates.

Class AF-1 Cap Schedule

Distribution Date	Notional Schedule ($)	Strike Rate	Ceiling Rate
August 25, 2006	0.00	N/A	N/A
September 25, 2006	50,372,434	7.11	8.89
October 25, 2006	48,823,326	7.35	8.89
November 25, 2006	46,969,605	7.11	8.89
December 25, 2006	44,814,257	7.35	8.89
January 25, 2007	42,361,873	7.11	8.89
February 25, 2007	39,618,668	7.11	8.89
March 25, 2007	36,595,673	7.88	8.89
April 25, 2007	33,553,333	7.11	8.89
May 25, 2007	30,568,149	7.34	8.89
June 25, 2007	27,638,821	7.05	8.89
July 25, 2007	24,763,550	7.29	8.89
August 25, 2007	21,942,368	7.05	8.89
September 25, 2007	19,174,264	7.05	8.89
October 25, 2007	16,458,248	7.29	8.89
November 25, 2007	13,793,346	7.05	8.89
December 25, 2007	11,178,603	7.29	8.89
January 25, 2008	8,613,082	7.05	8.89
February 25, 2008	6,095,865	7.05	8.89
March 25, 2008	3,626,048	7.54	8.89
April 25, 2008	1,202,746	7.05	8.89

Group II and Group III Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
August 25, 2006	838,103,322.76	November 25, 2008	103,322,371.92
September 25, 2006	824,328,225.93	December 25, 2008	99,744,356.28
October 25, 2006	807,796,508.89	January 25, 2009	96,377,060.33
November 25, 2006	785,668,517.72	February 25, 2009	93,141,403.05
December 25, 2006	759,103,440.58	March 25, 2009	89,968,793.09
January 25, 2007	734,892,072.05	April 25, 2009	86,738,922.76
February 25, 2007	718,381,756.63	May 25, 2009	79,893,779.04
March 25, 2007	689,512,823.10	June 25, 2009	76,373,174.92
April 25, 2007	659,039,830.85	July 25, 2009	74,072,946.63
May 25, 2007	627,319,252.36	August 25, 2009	71,841,833.55
June 25, 2007	596,290,707.64	September 25, 2009	69,677,753.57
July 25, 2007	566,789,881.96	October 25, 2009	67,578,687.98
August 25, 2007	538,742,514.70	November 25, 2009	65,542,679.49
September 25, 2007	512,074,723.94	December 25, 2009	63,567,830.29
October 25, 2007	486,716,456.34	January 25, 2010	61,652,300.23
November 25, 2007	462,601,286.52	February 25, 2010	59,794,305.00
December 25, 2007	439,666,227.00	March 25, 2010	57,992,114.44
January 25, 2008	417,851,548.14	April 25, 2010	56,145,385.85
February 25, 2008	397,100,607.56	May 25, 2010	54,320,149.25
March 25, 2008	377,113,590.03	June 25, 2010	52,549,276.25
April 25, 2008	356,400,284.27	July 25, 2010	50,831,565.09
May 25, 2008	187,503,637.65	August 25, 2010	49,165,456.15
June 25, 2008	103,933,478.19	September 25, 2010	47,549,399.32
July 25, 2008	103,933,478.18	October 25, 2010	45,981,891.33
August 25, 2008	103,933,478.18	November 25, 2010	44,461,474.30
September 25, 2008	103,933,478.19	December 25, 2010	42,986,734.38
October 25, 2008	103,933,478.19	January 25, 2011	41,556,300.37

Class AF-1 Net WAC Cap and Effective Rate Schedule

Period	Payment Date	AF-1 No Cap	AF-1 With Cap	Period	Payment Date	AF-1	AF-1 With Cap
		Net WAC Cap(%)(1)	Net WAC Cap(%)(1,2,3)			Net WAC Cap(%)(1)	Net WAC Cap(%)(1,2,3)
1	August 25, 2006	13.16	N/A	45	April 25, 2010	7.04	7.04
2	September 25, 2006	7.22	9.00	46	May 25, 2010	7.26	7.26
3	October 25, 2006	7.46	9.00	47	June 25, 2010	6.98	6.98
4	November 25, 2006	7.22	9.00	48	July 25, 2010	7.21	7.21
5	December 25, 2006	7.46	9.00	49	August 25, 2010	6.98	6.98
6	January 25, 2007	7.22	9.00	50	September 25, 2010	6.98	6.98
7	February 25, 2007	7.22	9.00	51	October 25, 2010	7.21	7.21
8	March 25, 2007	7.99	9.00	52	November 25, 2010	6.98	6.98
9	April 25, 2007	7.22	9.00	53	December 25, 2010	7.21	7.21
10	May 25, 2007	7.45	9.00	54	January 25, 2011	6.98	6.98
11	June 25, 2007	7.16	9.00	55	February 25, 2011	6.98	6.98
12	July 25, 2007	7.40	9.00	56	March 25, 2011	7.73	7.73
13	August 25, 2007	7.16	9.00	57	April 25, 2011	6.98	6.98
14	September 25, 2007	7.16	9.00	58	May 25, 2011	7.21	7.21
15	October 25, 2007	7.40	9.00	59	June 25, 2011	6.98	6.98
16	November 25, 2007	7.16	9.00	60	July 25, 2011	7.21	7.21
17	December 25, 2007	7.40	9.00	61	August 25, 2011	6.98	6.98
18	January 25, 2008	7.16	9.00	62	September 25, 2011	6.98	6.98
19	February 25, 2008	7.16	9.00	63	October 25, 2011	7.22	7.22
20	March 25, 2008	7.65	9.00	64	November 25, 2011	6.98	6.98
21	April 25, 2008	7.16	9.00	65	December 25, 2011	7.22	7.22
22	May 25, 2008	7.38	7.38	66	January 25, 2012	6.98	6.98
23	June 25, 2008	7.10	7.10	67	February 25, 2012	6.98	6.98
24	July 25, 2008	7.34	7.34	68	March 25, 2012	7.47	7.47
25	August 25, 2008	7.10	7.10	69	April 25, 2012	6.98	6.98
26	September 25, 2008	7.10	7.10	70	May 25, 2012	7.22	7.22
27	October 25, 2008	7.34	7.34	71	June 25, 2012	6.98	6.98
28	November 25, 2008	7.10	7.10	72	July 25, 2012	7.22	7.22
29	December 25, 2008	7.34	7.34	73	August 25, 2012	6.99	6.99
30	January 25, 2009	7.10	7.10	74	September 25, 2012	6.99	6.99
31	February 25, 2009	7.10	7.10	75	October 25, 2012	7.22	7.22
32	March 25, 2009	7.86	7.86	76	November 25, 2012	6.99	6.99
33	April 25, 2009	7.10	7.10	77	December 25, 2012	7.22	7.22
34	May 25, 2009	7.32	7.32	78	January 25, 2013	6.99	6.99
35	June 25, 2009	7.04	7.04	79	February 25, 2013	6.99	6.99
36	July 25, 2009	7.27	7.27	80	March 25, 2013	7.74	7.74
37	August 25, 2009	7.04	7.04	81	April 25, 2013	6.99	6.99
38	September 25, 2009	7.04	7.04	82	May 25, 2013	7.22	7.22
39	October 25, 2009	7.27	7.27	83	June 25, 2013	6.99	6.99
40	November 25, 2009	7.04	7.04	84	July 25, 2013	7.22	7.22
41	December 25, 2009	7.27	7.27	85	August 25, 2013	6.99	6.99
42	January 25, 2010	7.04	7.04	86	September 25, 2013	6.99	6.99
43	February 25, 2010	7.04	7.04	87	October 25, 2013	7.22	7.22
44	March 25, 2010	7.79	7.79

(1)

The effective available funds cap rate is a per annum rate equal to the sum of the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Class AF-1 Certificates and (ii)  the weighted average Net Mortgage Rate of the Group I Mortgage Loans.

(2)

Assumes 1-month LIBOR instantaneously increases to and remains at 20.00%.

(3)

Includes payments received from the Class AF-1 Cap Agreement counterparty.

Group II and Group III Net WAC Cap and Effective Rate Schedule

Period	Payment Date	Group II & III	Group II & III	Period	Payment Date	Group II & III	Group II & III
		No Swap	With Swap			No Swap	With Swap
		Effective Rate(%)(1,2,3)	Effective Rate(%)(1,2,4)			Effective Rate(%)(1,2,3)	Effective Rate(%)(1,2,4)
1	August 25, 2006	13.70	27.47	45	April 25, 2010	10.76	14.23
2	September 25, 2006	7.51	21.37	46	May 25, 2010	11.42	14.83
3	October 25, 2006	7.76	21.34	47	June 25, 2010	11.18	14.62
4	November 25, 2006	7.51	21.08	48	July 25, 2010	11.53	14.91
5	December 25, 2006	7.77	20.94	49	August 25, 2010	11.13	14.54
6	January 25, 2007	7.52	20.68	50	September 25, 2010	11.10	14.50
7	February 25, 2007	7.52	20.67	51	October 25, 2010	11.44	14.78
8	March 25, 2007	8.32	20.74	52	November 25, 2010	11.09	14.45
9	April 25, 2007	7.52	20.20	53	December 25, 2010	11.44	14.75
10	May 25, 2007	7.76	20.03	54	January 25, 2011	11.04	14.37
11	June 25, 2007	7.51	19.67	55	February 25, 2011	11.01	11.01
12	July 25, 2007	7.76	19.51	56	March 25, 2011	12.16	12.16
13	August 25, 2007	7.51	19.15	57	April 25, 2011	10.96	10.96
14	September 25, 2007	7.51	18.90	58	May 25, 2011	11.31	11.31
15	October 25, 2007	7.76	18.77	59	June 25, 2011	10.93	10.93
16	November 25, 2007	7.51	18.42	60	July 25, 2011	11.27	11.27
17	December 25, 2007	7.76	18.30	61	August 25, 2011	10.87	10.87
18	January 25, 2008	7.51	17.95	62	September 25, 2011	10.85	10.85
19	February 25, 2008	7.51	17.72	63	October 25, 2011	11.18	11.18
20	March 25, 2008	8.03	17.76	64	November 25, 2011	10.79	10.79
21	April 25, 2008	7.52	17.23	65	December 25, 2011	11.12	11.12
22	May 25, 2008	8.51	13.70	66	January 25, 2012	10.73	10.73
23	June 25, 2008	8.58	11.62	67	February 25, 2012	10.70	10.70
24	July 25, 2008	8.85	11.99	68	March 25, 2012	11.41	11.41
25	August 25, 2008	8.55	11.88	69	April 25, 2012	10.64	10.64
26	September 25, 2008	8.54	12.02	70	May 25, 2012	10.97	10.97
27	October 25, 2008	8.81	12.41	71	June 25, 2012	10.59	10.59
28	November 25, 2008	9.06	12.84	72	July 25, 2012	10.91	10.91
29	December 25, 2008	9.65	13.38	73	August 25, 2012	10.53	10.53
30	January 25, 2009	9.32	13.11	74	September 25, 2012	10.50	10.50
31	February 25, 2009	9.30	13.09	75	October 25, 2012	10.82	10.82
32	March 25, 2009	10.29	13.91	76	November 25, 2012	10.44	10.44
33	April 25, 2009	9.29	13.04	77	December 25, 2012	10.76	10.76
34	May 25, 2009	10.18	13.69	78	January 25, 2013	10.39	10.39
35	June 25, 2009	10.12	13.63	79	February 25, 2013	10.36	10.36
36	July 25, 2009	10.44	13.90	80	March 25, 2013	11.44	11.44
37	August 25, 2009	10.09	13.59	81	April 25, 2013	10.30	10.30
38	September 25, 2009	10.07	13.57	82	May 25, 2013	10.62	10.62
39	October 25, 2009	10.40	13.85	83	June 25, 2013	10.24	10.24
40	November 25, 2009	10.59	14.08	84	July 25, 2013	10.56	10.56
41	December 25, 2009	11.21	14.66	85	August 25, 2013	10.19	10.19
42	January 25, 2010	10.83	14.31	86	September 25, 2013	10.16	10.16
43	February 25, 2010	10.80	14.28	87	October 25, 2013	10.47	10.47
44	March 25, 2010	11.94	15.28

(1) Assumes a swap strike rate of [5.550]%

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to and remain at 20.00%.

(3) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%, the indicated Net WAC Cap reflects no amounts paid to the Swap Counterparty.

(4) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Floating Rate Certificates and (ii)  the weighted average Net Mortgage Rate of the Group II and Group III Mortgage Loans plus (B) the net swap payment owed to the trust, if any, divided by the aggregate principal balance of the Group II and Group III Mortgage Loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class MF-6
WAL (yrs)	25.98	11.36	5.80	3.86	3.05
Principal Window (months)	248 - 352	75 - 174	39 - 87	38 - 54	37 - 37
# of months of principal payment	105	100	49	17	1
Class MV-10
WAL (yrs)	27.50	8.98	4.56	3.16	2.25
Principal Window (months)	292 - 352	50 - 174	38 - 87	33 - 54	24 - 37
# of months of principal payment	61	125	50	22	14

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class MF-6
WAL (yrs)	26.03	12.64	6.95	4.70	3.82
Principal Window (months)	248 - 357	75 - 259	39 - 154	38 - 101	39 - 73
# of months of principal payment	110	185	116	64	35
Class MV-10
WAL (yrs)	27.56	9.22	4.68	3.24	2.29
Principal Window (months)	292 - 358	50 - 204	38 - 103	33 - 64	24 - 43
# of months of principal payment	67	155	66	32	20

GROUP I EXCESS SPREAD (1,2)

Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD 1 Month LIBOR (%)	Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD 1 Month LIBOR (%)
1	2.37	2.37	5.394	46	1.36	1.36	5.451
2	1.61	1.59	5.468	47	1.30	1.30	5.454
3	1.66	1.63	5.509	48	1.30	1.30	5.456
4	1.61	1.58	5.507	49	1.30	1.30	5.465
5	1.66	1.63	5.507	50	1.29	1.29	5.467
6	1.61	1.58	5.481	51	1.29	1.29	5.468
7	1.60	1.59	5.455	52	1.29	1.29	5.471
8	1.73	1.71	5.444	53	1.29	1.29	5.472
9	1.60	1.58	5.440	54	1.29	1.29	5.474
10	1.62	1.62	5.397	55	1.29	1.29	5.474
11	1.53	1.53	5.394	56	1.29	1.29	5.475
12	1.55	1.56	5.348	57	1.29	1.29	5.476
13	1.52	1.53	5.330	58	1.29	1.29	5.478
14	1.52	1.53	5.312	59	1.29	1.29	5.478
15	1.53	1.55	5.296	60	1.29	1.29	5.478
16	1.51	1.52	5.278	61	1.29	1.29	5.433
17	1.52	1.53	5.261	62	1.29	1.29	5.432
18	1.50	1.51	5.244	63	1.29	1.29	5.431
19	1.50	1.51	5.227	64	1.29	1.29	5.430
20	1.50	1.51	5.211	65	1.29	1.29	5.429
21	1.49	1.49	5.194	66	1.29	1.29	5.428
22	1.47	1.47	5.178	67	1.29	1.29	5.426
23	1.43	1.43	5.162	68	1.29	1.29	5.425
24	1.43	1.43	5.146	69	1.29	1.29	5.424
25	1.43	1.43	5.295	70	1.29	1.29	5.422
26	1.43	1.43	5.292	71	1.28	1.28	5.420
27	1.43	1.43	5.287	72	1.28	1.28	5.419
28	1.43	1.43	5.282	73	1.28	1.28	5.642
29	1.43	1.43	5.279	74	1.28	1.28	5.642
30	1.43	1.43	5.274	75	1.28	1.28	5.646
31	1.43	1.43	5.269	76	1.28	1.28	5.647
32	1.44	1.44	5.265	77	1.28	1.28	5.649
33	1.44	1.44	5.261	78	1.28	1.28	5.651
34	1.43	1.43	5.257	79	1.28	1.28	5.651
35	1.38	1.38	5.253	80	1.28	1.28	5.652
36	1.38	1.38	5.248	81	1.28	1.28	5.655
37	1.38	1.38	5.426	82	1.28	1.28	5.655
38	1.39	1.39	5.429	83	1.28	1.28	5.655
39	1.39	1.39	5.432	84	1.28	1.28	5.657
40	1.39	1.39	5.436	85	1.28	1.28	5.624
41	1.38	1.38	5.439	86	1.28	1.28	5.625
42	1.38	1.38	5.441	87	1.28	1.28	5.624
43	1.38	1.38	5.443
44	1.38	1.38	5.446
45	1.37	1.37	5.449

(1)      Assumes the pricing prepayment speed to call.

(2)

Calculated, for the related period, as (a) interest collections on the Group I Mortgage Loans (net of the Administrative Fee), less the amount of interest accrued at the related Pass-Through Rate and paid on the related Distribution Date to the Group I Certificates divided by (b) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related collection period and multiplied by (c) 12.

GROUP II AND GROUP III EXCESS SPREAD (1,2)

Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD 1 Month LIBOR (%)	FWD 6 Month LIBOR (%)	Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD 1 Month LIBOR (%)	FWD 6 Month LIBOR (%)
1	4.60	4.60	5.394	5.558	46	4.67	4.61	5.451	5.524
2	2.18	2.18	5.468	5.552	47	4.53	4.47	5.454	5.528
3	2.19	2.19	5.509	5.548	48	4.65	4.59	5.456	5.530
4	2.18	2.18	5.507	5.536	49	4.50	4.43	5.465	5.534
5	2.21	2.20	5.507	5.517	50	4.48	4.41	5.467	5.534
6	2.19	2.18	5.481	5.499	51	4.60	4.53	5.468	5.536
7	2.19	2.19	5.455	5.474	52	4.45	4.38	5.471	5.537
8	2.26	2.25	5.444	5.454	53	4.57	4.51	5.472	5.539
9	2.19	2.19	5.440	5.432	54	4.42	4.35	5.474	5.539
10	2.21	2.21	5.397	5.407	55	4.39	4.30	5.474	5.539
11	2.19	2.19	5.394	5.386	56	4.91	4.83	5.475	5.533
12	2.23	2.23	5.348	5.365	57	4.35	4.26	5.476	5.526
13	2.20	2.21	5.330	5.346	58	4.51	4.42	5.478	5.519
14	2.20	2.21	5.312	5.328	59	4.32	4.21	5.478	5.510
15	2.24	2.26	5.296	5.313	60	4.48	4.38	5.478	5.502
16	2.21	2.23	5.278	5.294	61	4.28	4.22	5.433	5.494
17	2.26	2.29	5.261	5.277	62	4.26	4.20	5.432	5.492
18	2.22	2.25	5.244	5.260	63	4.42	4.36	5.431	5.491
19	2.22	2.26	5.227	5.243	64	4.22	4.15	5.430	5.489
20	2.33	2.38	5.211	5.254	65	4.38	4.31	5.429	5.488
21	2.23	2.29	5.194	5.269	66	4.18	4.11	5.428	5.487
22	3.08	3.20	5.178	5.285	67	4.16	4.10	5.426	5.485
23	3.32	3.50	5.162	5.302	68	4.50	4.44	5.425	5.520
24	3.46	3.63	5.146	5.322	69	4.12	4.06	5.424	5.557
25	3.31	3.38	5.295	5.345	70	4.28	4.26	5.422	5.597
26	3.30	3.37	5.292	5.340	71	4.08	4.08	5.420	5.636
27	3.43	3.51	5.287	5.335	72	4.24	4.25	5.419	5.674
28	3.86	3.94	5.282	5.331	73	4.05	3.83	5.642	5.715
29	4.28	4.35	5.279	5.327	74	4.03	3.81	5.642	5.715
30	4.14	4.22	5.274	5.322	75	4.19	3.98	5.646	5.716
31	4.13	4.22	5.269	5.317	76	3.99	3.81	5.647	5.718
32	4.52	4.60	5.265	5.341	77	4.15	3.99	5.649	5.719
33	4.13	4.22	5.261	5.372	78	3.95	3.78	5.651	5.720
34	4.65	4.69	5.257	5.401	79	3.93	3.76	5.651	5.722
35	4.75	4.77	5.253	5.432	80	4.45	4.30	5.652	5.717
36	4.88	4.89	5.248	5.463	81	3.89	3.72	5.655	5.714
37	4.74	4.64	5.426	5.496	82	4.05	3.88	5.655	5.708
38	4.56	4.45	5.429	5.498	83	3.86	3.67	5.655	5.702
39	4.68	4.58	5.432	5.502	84	4.02	3.84	5.657	5.698
40	4.60	4.52	5.436	5.506	85	3.82	3.66	5.624	5.692
41	4.74	4.68	5.439	5.507	86	3.80	3.64	5.625	5.690
42	4.59	4.53	5.441	5.510	87	3.96	3.81	5.624	5.690
43	4.57	4.51	5.443	5.513
44	4.97	4.90	5.446	5.516
45	4.54	4.47	5.449	5.521

(1)

Assumes the pricing prepayment speed to call.

(2)

Calculated, for the related period, as (a) interest collections on the Group II and Group III Mortgage Loans (net of the Administrative Fee), less the amount of interest accrued at the related Pass-Through Rate and paid on the related Distribution Date to the Group II and Group III Certificates plus swap payments received from the Swap Provider minus swap payments owed to the Swap Provider divided by (b) the aggregate principal balance of the Group II and Group III Mortgage Loans as of the beginning of the related collection period and multiplied by (c) 12.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
MF-6	8.2	6.6	6.2	6.9	5.0	7.2
MV-10	12.0	8.9	8.9	9.4	7.1	9.7

Assumptions:

(1)

Pricing Prepayment Assumption, defaults are in addition to voluntary prepayments

(2)

Forward LIBOR

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

To maturity

(6)

Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

(7)

‘Break’ is first dollar of principal loss

(8)

[5.550]% swap strike rate

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,054,461,879	$13,985	$776,000
Average Scheduled Principal Balance:	$174,090
Number of Mortgage Loans:	6,057

Weighted Average Gross Coupon:	8.222%	4.875%	14.300%
Weighted Average Fico Score:	615	500	802
Weighted Average Combined Original LTV:	79.31%	7.40%	100.00%
Weighted Average DTI:	40.37%	1.48%	64.98%

Weighted Average Original Term:	363	120	480
Weighted Average Stated Remaining Term:	360	116	479
Weighted Average Seasoning:	3	0	6

Margin:	6.944%	3.300%	12.950%
Minimum Mortgage Rate:	8.248%	2.750%	13.950%
Maximum Mortgage Rate:	15.188%	11.800%	20.950%
Initial Periodic Cap:	1.733%	1.000%	3.000%
Periodic Cap:	1.419%	1.000%	1.500%
Next Rate Adj.(mos):	22	3	59

Maturity Date:		March 1, 2016	June 1, 2046
Maximum ZIP Code Concentration:	92336(0.26%)

ARM:	63.13%
Fixed Rate:	36.87%

Interest Only:	29.36%	Single Family	72.01%
Not Interest Only:	70.64%	Multi Family	3.27%
Weighted Average IO Term	55	Condominium	7.26%
		Planned Unit Development	17.22%
First Lien:	97.06%	Manufactured Home	0.23%
Second Lien:	2.94%
		Top 5 States:
Full Documentation	62.59%	California	26.99%
Stated Documentation	37.41%	Florida	11.74%
		Texas	5.00%
Purchase:	39.79%	New York	4.54%
Cash Out Refinance:	55.88%	Arizona	4.53%
Rate/Term Refinance:	4.33%

Owner:	96.91%
Non-Owner:	2.55%
Second Home:	0.53%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	459	$14,938,307.00	1.42%	11.287%	198	92.65%	628	37.78%
50,001 - 100,000	1,264	100,733,840.11	9.55	9.454	333	82.35	609	36.91
100,001 - 150,000	1,602	198,374,752.95	18.81	8.755	357	79.60	605	38.38
150,001 - 200,000	896	155,417,860.87	14.74	8.177	365	79.14	613	40.40
200,001 - 250,000	591	131,471,634.68	12.47	7.904	366	78.53	616	41.54
250,001 - 300,000	406	110,807,307.15	10.51	7.785	366	77.90	616	41.80
300,001 - 350,000	281	91,245,067.95	8.65	7.754	369	79.16	624	41.11
350,001 - 400,000	185	69,276,927.29	6.57	7.758	375	78.55	615	42.69
400,001 - 450,000	144	61,549,463.99	5.84	7.813	371	77.65	615	42.11
450,001 - 500,000	110	52,398,867.13	4.97	7.533	373	77.83	622	41.82
500,001 - 550,000	58	30,482,424.72	2.89	7.516	370	79.45	630	40.94
550,001 - 600,000	34	19,619,559.91	1.86	7.629	371	78.59	627	42.54
600,001 - 650,000	12	7,574,124.49	0.72	7.943	357	81.54	616	44.50
650,001 - 700,000	8	5,421,662.03	0.51	8.047	372	73.75	648	40.04
700,001 - 750,000	6	4,374,078.29	0.41	7.174	357	78.50	646	34.78
750,001 - 800,000	1	776,000.00	0.07	6.350	357	80.00	657	28.75
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.500 - 4.999	2	$337,900.00	0.03%	4.875%	359	69.71%	593	52.64%
5.000 - 5.499	5	744,179.36	0.07	5.303	358	74.75	641	43.63
5.500 - 5.999	23	6,070,582.99	0.58	5.700	351	72.54	635	45.82
6.000 - 6.499	152	45,993,973.79	4.36	6.227	363	71.28	636	40.69
6.500 - 6.999	502	133,646,957.97	12.67	6.759	365	74.28	626	40.57
7.000 - 7.499	514	122,839,504.26	11.65	7.230	365	76.76	624	41.08
7.500 - 7.999	987	214,169,667.38	20.31	7.726	367	77.78	618	40.43
8.000 - 8.499	723	130,376,822.19	12.36	8.213	364	80.21	617	40.43
8.500 - 8.999	925	149,085,943.88	14.14	8.723	369	80.02	611	40.51
9.000 - 9.499	538	81,946,529.37	7.77	9.207	365	82.05	601	40.87
9.500 - 9.999	585	69,857,649.09	6.62	9.721	356	83.70	595	39.26
10.000 - 10.499	263	35,243,123.76	3.34	10.197	356	85.71	590	39.00
10.500 - 10.999	232	23,726,900.95	2.25	10.713	334	87.52	588	39.23
11.000 - 11.499	152	13,278,796.76	1.26	11.196	304	87.43	608	38.72
11.500 - 11.999	171	11,494,121.06	1.09	11.705	258	94.47	609	37.61
12.000 - 12.499	140	8,894,450.25	0.84	12.194	247	96.46	622	37.43
12.500 - 12.999	94	4,948,410.88	0.47	12.711	209	98.11	621	38.56
13.000 - 13.499	31	951,105.75	0.09	13.152	187	97.02	611	34.46
13.500 - 13.999	16	809,682.10	0.08	13.687	241	97.36	592	40.41
14.000 - 14.499	2	45,576.77	0.00	14.274	178	100.00	619	25.69
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	285	$46,512,855.19	4.41%	8.935%	367	68.60%	514	40.60%
525 - 549	377	62,341,731.54	5.91	8.807	367	73.70	538	39.04
550 - 574	615	104,750,685.16	9.93	8.489	367	77.62	563	40.27
575 - 599	1,066	175,879,945.31	16.68	8.221	364	78.81	588	40.93
600 - 624	1,261	219,318,796.96	20.80	8.110	359	80.54	612	40.06
625 - 649	1,167	201,780,458.50	19.14	8.239	356	80.81	636	40.73
650 - 674	695	133,200,791.88	12.63	7.915	357	81.06	660	40.16
675 - 699	345	64,693,998.58	6.14	7.954	357	82.62	685	40.94
700 - 724	124	24,059,392.15	2.28	7.775	356	80.72	711	40.55
725 - 749	67	11,018,239.14	1.04	8.088	336	83.26	734	39.29
750 - 774	38	7,338,711.77	0.70	7.652	351	82.62	759	38.69
775 - 799	15	3,230,711.98	0.31	7.773	348	78.78	783	38.39
800 - 824	2	335,560.40	0.03	7.532	358	80.00	801	39.94
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	199	$25,850,712.83	2.45%	7.844%	356	40.11%	592	34.26%
50.01 - 55.00	102	19,795,915.18	1.88	7.471	357	52.74	580	38.68
55.01 - 60.00	137	26,470,053.59	2.51	7.476	356	57.65	589	39.05
60.01 - 65.00	238	49,016,008.83	4.65	7.586	368	63.48	587	38.01
65.01 - 70.00	291	61,155,515.48	5.80	7.804	363	68.57	593	39.96
70.01 - 75.00	423	91,140,384.96	8.64	7.758	366	73.68	600	39.57
75.01 - 80.00	2,316	437,729,853.64	41.51	8.087	368	79.65	628	41.38
80.01 - 85.00	454	93,548,505.19	8.87	8.058	369	84.08	601	40.79
85.01 - 90.00	716	137,155,693.53	13.01	8.424	362	89.40	617	40.49
90.01 - 95.00	310	45,006,003.91	4.27	9.300	357	94.67	606	40.72
95.01 - 100.00	871	67,593,231.42	6.41	10.319	287	99.92	641	39.32
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
120	3	$145,876.82	0.01%	8.556%	116	50.52%	600	40.74%
180	681	37,289,687.41	3.54	10.800	177	92.71	637	36.97
240	43	2,049,230.12	0.19	10.311	237	86.75	627	40.34
360	4,977	932,046,920.27	88.39	8.123	357	78.83	615	40.33
480	353	82,930,163.94	7.86	8.126	478	78.64	606	42.36
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
61 - 120	3	$145,876.82	0.01%	8.556%	116	50.52%	600	40.74%
121 - 180	681	37,289,687.41	3.54	10.800	177	92.71	637	36.97
181 - 240	43	2,049,230.12	0.19	10.311	237	86.75	627	40.34
301 - 360	4,977	932,046,920.27	88.39	8.123	357	78.83	615	40.33
361 >=	353	82,930,163.94	7.86	8.126	478	78.64	606	42.36
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	283	$34,082,771.96	3.23%	8.738%	332	77.58%	614	15.77%
20.01 - 25.00	300	39,048,967.23	3.70	8.350	353	75.11	602	22.57
25.01 - 30.00	422	66,353,894.93	6.29	8.206	358	77.28	615	27.56
30.01 - 35.00	723	114,808,580.60	10.89	8.270	361	78.38	611	32.70
35.01 - 40.00	1,079	188,370,861.15	17.86	8.146	360	78.80	619	37.68
40.01 - 45.00	1,294	232,900,965.34	22.09	8.259	362	80.13	617	42.55
45.01 - 50.00	1,518	283,846,901.54	26.92	8.288	361	80.83	616	47.71
50.01 - 55.00	416	90,057,849.93	8.54	7.786	367	78.85	607	52.52
55.01 - 60.00	18	3,638,060.82	0.35	8.118	372	78.64	634	57.31
60.01 >=	4	1,353,025.06	0.13	7.917	411	67.33	560	61.07
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Adjustable Rate Mortgage	3,531	$665,690,886.28	63.13%	8.330%	368	80.11%	616	40.92%
Fixed Rate Mortgage	2,526	388,770,992.28	36.87	8.038	347	77.95	612	39.43
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	610	$30,004,693.46	2.85%	11.482%	177	98.71%	643	37.32%
2/28 ARM	2,013	311,750,544.21	29.56	8.688	357	80.25	605	39.85
2/28 ARM IO	970	240,757,884.35	22.83	7.897	357	80.48	635	41.91
2/38 ARM	231	54,827,263.67	5.20	8.408	478	79.44	605	42.61
30/40 BALLOON	1	149,730.46	0.01	7.250	356	40.21	589	33.23
3/27 ARM	200	29,481,653.60	2.80	8.523	357	78.07	597	39.91
3/27 ARM IO	66	16,808,905.81	1.59	7.549	357	78.25	639	41.94
3/37 ARM	7	1,679,811.07	0.16	8.038	478	73.72	604	40.36
5/25 ARM	7	1,165,105.67	0.11	7.809	358	77.80	598	33.38
5/35 ARM	3	965,047.35	0.09	7.253	478	84.15	604	48.72
6ML ARM	34	8,254,670.55	0.78	8.061	358	81.13	615	42.87
Fixed	1,726	306,589,101.13	29.08	7.834	362	76.04	606	39.32
Fixed IO	189	52,027,467.23	4.93	7.253	358	77.32	631	41.35
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	1,225	$309,594,257.39	29.36%	7.770%	357	79.83%	634	41.82%
Not Interest Only	4,832	744,867,621.17	70.64	8.410	361	79.10	607	39.77
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	4,832	$744,867,621.17	70.64%	8.410%	361	79.10%	607	39.77%
24	132	37,494,379.98	3.56	7.820	357	81.29	636	43.24
36	9	2,594,355.87	0.25	8.322	357	75.96	635	40.51
60	1,084	269,505,521.54	25.56	7.758	358	79.66	634	41.64
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,823	$270,196,768.18	25.62%	8.871%	353	80.25%	613	40.09%
12	238	62,184,724.84	5.90	8.098	362	75.75	613	41.22
13	2	423,208.36	0.04	7.502	356	79.40	620	33.73
24	2,533	448,709,255.53	42.55	8.233	364	80.96	617	40.88
30	2	333,826.24	0.03	9.468	357	84.72	601	39.19
36	611	103,231,152.00	9.79	7.838	357	77.05	612	39.84
60	848	169,382,943.41	16.06	7.436	364	76.15	614	39.52
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	5,406	$1,023,448,906.21	97.06%	8.121%	366	78.73%	614	40.45%
Second Lien	651	31,012,972.35	2.94	11.542	180	98.61	642	37.72
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	4,014	$659,954,615.31	62.59%	8.045%	359	79.98%	607	40.54%
Stated Income	2,043	394,507,263.25	37.41	8.518	363	78.21	629	40.09
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash-out Refinance	2,936	$589,211,843.73	55.88%	7.926%	365	75.83%	601	39.98%
Purchase	2,818	419,584,038.07	39.79	8.650	355	84.21	635	40.99
Rate-term Refinance	303	45,665,996.76	4.33	8.103	356	79.21	609	39.72
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	4,461	$759,367,899.83	72.01%	8.170%	361	78.72%	612	40.08%
Planned Unit Development	968	181,603,843.73	17.22	8.264	358	81.55	619	41.18
Condominium (Low Rise)	443	71,175,929.64	6.75	8.402	356	81.41	626	41.00
Multi Family	143	34,524,901.17	3.27	8.522	361	76.30	623	41.50
Condominium (High Rise)	26	5,389,160.98	0.51	9.467	352	80.20	625	39.18
Manufactured Home	16	2,400,143.21	0.23	9.112	353	78.83	637	40.13
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	5,860	$1,021,929,876.38	96.91%	8.212%	360	79.31%	614	40.44%
Non-Owner	172	26,921,536.18	2.55	8.584	360	79.51	648	37.08
Second Home	25	5,610,466.00	0.53	8.277	368	78.46	622	44.10
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	254	$49,042,464.45	4.65%	8.071%	359	78.31%	602	39.18%
A-	219	46,540,431.06	4.41	8.049	367	75.99	581	41.33
A+	4,614	790,794,488.45	75.00	8.217	359	80.58	623	40.69
B	409	72,932,034.90	6.92	8.275	365	74.47	588	38.98
C	300	54,079,965.40	5.13	8.505	364	73.42	587	39.35
C-	227	34,494,550.34	3.27	8.239	362	77.92	599	38.67
D	34	6,577,943.96	0.62	8.158	363	67.94	565	37.41
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	81	$8,793,623.67	0.83%	9.279%	359	86.21%	592	40.12%
Alaska	18	2,706,218.47	0.26	9.078	353	81.57	601	42.74
Arizona	269	47,751,736.21	4.53	8.120	362	77.71	614	40.11
Arkansas	17	1,502,673.39	0.14	9.295	342	83.56	604	35.49
California	978	284,615,592.36	26.99	7.632	366	76.28	623	40.78
Colorado	100	15,355,512.68	1.46	8.615	365	84.76	620	42.39
Connecticut	59	11,640,688.47	1.10	8.557	369	82.11	612	42.43
Delaware	11	2,096,712.63	0.20	8.289	357	84.77	614	40.07
District Of Columbia	17	4,025,782.05	0.38	7.557	368	67.43	600	39.25
Florida	747	123,747,178.07	11.74	8.257	357	78.51	612	40.60
Georgia	250	32,611,383.47	3.09	8.985	359	82.48	608	39.33
Hawaii	36	11,586,485.25	1.10	7.982	354	78.51	639	42.50
Idaho	26	3,633,850.13	0.34	8.700	353	83.10	639	39.65
Illinois	300	45,036,311.78	4.27	8.751	357	81.33	620	41.38
Indiana	74	6,916,213.44	0.66	9.450	353	87.70	601	36.44
Iowa	18	1,871,360.95	0.18	9.002	357	84.62	615	37.37
Kansas	41	4,036,380.88	0.38	9.615	348	84.13	584	38.87
Kentucky	47	4,058,072.04	0.38	9.065	355	85.42	609	38.39
Louisiana	42	4,933,865.12	0.47	8.810	357	81.98	600	37.43
Maine	14	2,038,795.64	0.19	8.060	352	80.60	619	37.16
Maryland	169	33,233,819.66	3.15	8.264	364	78.44	598	41.19
Massachusetts	115	26,537,444.62	2.52	8.152	363	77.55	602	40.45
Michigan	176	18,758,046.33	1.78	9.056	356	83.27	609	39.46
Minnesota	88	12,370,225.19	1.17	8.579	350	79.98	623	42.24
Mississippi	28	2,827,809.85	0.27	8.971	341	86.42	615	38.20
Missouri	100	11,285,007.85	1.07	9.033	356	85.08	605	38.36
Montana	16	2,284,293.37	0.22	8.089	369	81.26	600	42.15
Nebraska	17	1,360,832.25	0.13	9.538	339	84.89	617	43.78
Nevada	136	28,195,498.68	2.67	7.931	355	79.71	623	40.30
New Hampshire	40	6,697,217.72	0.64	8.030	355	80.45	616	40.61
New Jersey	106	22,810,511.21	2.16	8.230	365	74.96	598	41.22
New Mexico	46	5,583,996.45	0.53	9.024	361	79.16	599	36.75
New York	171	47,825,137.02	4.54	7.971	362	74.63	610	41.94
North Carolina	87	9,534,839.87	0.90	8.985	354	82.74	604	39.33
North Dakota	9	874,076.39	0.08	9.266	353	87.33	648	38.63
Ohio	103	9,546,106.69	0.91	8.889	346	84.54	604	38.39
Oklahoma	39	3,695,996.12	0.35	9.071	343	82.86	604	36.19
Oregon	95	17,196,591.77	1.63	8.070	360	80.90	631	39.66
Pennsylvania	130	16,249,560.59	1.54	8.561	359	82.41	601	38.57
Rhode Island	15	2,496,911.86	0.24	8.068	356	73.11	607	38.03
South Carolina	63	6,949,621.43	0.66	9.041	356	83.52	598	39.36
South Dakota	6	475,618.45	0.05	8.829	358	88.08	613	38.53
Tennessee	122	13,029,394.81	1.24	8.899	361	86.79	611	38.56
Texas	527	52,729,227.30	5.00	8.823	350	86.00	614	38.79
Utah	50	7,348,828.00	0.70	8.318	363	84.77	622	40.95
Vermont	5	885,783.02	0.08	8.601	357	79.61	605	39.07
Virginia	175	31,312,558.91	2.97	8.019	362	79.17	603	39.86
Washington	192	32,896,554.67	3.12	7.981	355	80.47	625	40.77
West Virginia	13	1,622,578.93	0.15	8.787	371	82.19	616	37.32
Wisconsin	58	7,140,816.30	0.68	9.364	360	83.44	606	38.46
Wyoming	15	1,748,536.55	0.17	8.555	347	82.64	610	36.37
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%
Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$119,911.83	0.02%	7.550%	359	80.00%	588	49.79%
3.500 - 3.999	5	787,155.73	0.12	8.129	383	81.99	592	43.44
4.000 - 4.499	16	2,607,678.52	0.39	8.055	372	80.48	619	39.76
4.500 - 4.999	49	7,506,875.51	1.13	8.199	364	77.33	617	41.61
5.000 - 5.499	101	17,301,707.39	2.60	8.068	364	77.67	620	41.57
5.500 - 5.999	241	52,170,521.13	7.84	7.376	364	75.73	619	40.62
6.000 - 6.499	584	119,840,737.06	18.00	7.663	367	78.49	617	41.20
6.500 - 6.999	831	171,031,020.26	25.69	8.037	368	79.19	617	40.60
7.000 - 7.499	646	116,959,708.83	17.57	8.608	368	80.91	614	40.91
7.500 - 7.999	548	98,933,777.08	14.86	8.838	373	81.18	616	41.59
8.000 - 8.499	245	41,768,080.89	6.27	9.209	368	83.72	613	41.13
8.500 - 8.999	137	19,879,626.04	2.99	9.671	360	86.09	626	39.35
9.000 - 9.499	45	6,831,387.80	1.03	10.123	371	87.41	611	41.57
9.500 - 9.999	47	5,559,529.27	0.84	10.708	359	90.60	598	38.95
10.000 - 10.499	16	1,791,121.68	0.27	11.060	358	94.02	623	36.58
10.500 - 10.999	13	1,669,052.41	0.25	11.704	357	94.01	598	35.28
11.000 - 11.499	5	801,968.56	0.12	12.173	357	98.11	680	43.73
12.500 - 12.999	1	131,026.29	0.02	13.950	357	100.00	567	37.65
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2.500 - 2.999	1	$134,500.00	0.02%	11.000%	357	94.72%	570	50.49%
3.500 - 3.999	1	119,432.75	0.02	8.950	357	95.00	597	35.48
4.000 - 4.499	1	275,730.45	0.04	6.100	359	89.03	625	47.23
4.500 - 4.999	4	608,818.40	0.09	5.525	358	73.14	640	51.77
5.000 - 5.499	12	2,136,541.28	0.32	6.267	358	71.67	623	44.52
5.500 - 5.999	37	9,042,423.39	1.36	6.592	367	75.31	621	44.03
6.000 - 6.499	70	17,919,534.28	2.69	6.562	359	74.52	625	42.89
6.500 - 6.999	245	62,759,707.52	9.43	6.967	367	77.41	626	41.40
7.000 - 7.499	321	76,881,837.73	11.55	7.380	367	77.81	628	41.32
7.500 - 7.999	597	131,649,711.56	19.78	7.784	369	78.05	624	40.72
8.000 - 8.499	486	91,396,370.30	13.73	8.264	366	80.15	620	40.99
8.500 - 8.999	655	112,282,118.84	16.87	8.749	373	80.90	616	41.22
9.000 - 9.499	374	59,941,753.69	9.00	9.212	368	82.71	605	41.07
9.500 - 9.999	348	48,814,330.77	7.33	9.728	366	83.50	598	39.72
10.000 - 10.499	169	24,745,559.98	3.72	10.198	366	86.57	590	38.94
10.500 - 10.999	115	14,138,594.19	2.12	10.697	359	87.41	581	39.46
11.000 - 11.499	45	6,178,356.21	0.93	11.181	362	83.94	595	38.14
11.500 - 11.999	31	3,332,852.67	0.50	11.672	361	90.30	580	36.54
12.000 - 12.499	14	2,538,765.38	0.38	12.111	389	91.83	614	39.19
12.500 - 12.999	3	563,343.77	0.08	12.657	357	98.72	645	45.14
13.500 - 13.999	2	230,603.12	0.03	13.864	357	97.84	561	36.79
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	5	$1,197,012.99	0.18%	5.573%	357	73.30%	605	45.29%
12.000 - 12.499	8	1,397,915.67	0.21	5.676	358	71.94	622	41.47
12.500 - 12.999	39	10,025,590.55	1.51	6.313	357	73.35	645	44.33
13.000 - 13.499	82	20,192,228.49	3.03	6.589	359	74.12	624	42.28
13.500 - 13.999	283	70,632,907.40	10.61	7.065	365	77.63	625	41.38
14.000 - 14.499	345	81,060,417.70	12.18	7.437	367	78.41	628	41.27
14.500 - 14.999	621	133,817,723.60	20.10	7.877	371	78.13	621	40.71
15.000 - 15.499	492	90,549,244.17	13.60	8.332	365	80.02	619	41.22
15.500 - 15.999	636	106,937,911.28	16.06	8.810	372	81.05	614	41.21
16.000 - 16.499	348	56,388,513.20	8.47	9.265	370	83.19	605	41.16
16.500 - 16.999	315	44,294,824.85	6.65	9.763	367	83.81	600	39.38
17.000 - 17.499	155	23,136,118.72	3.48	10.210	365	86.71	592	38.82
17.500 - 17.999	107	13,276,923.70	1.99	10.703	359	88.07	583	39.49
18.000 - 18.499	45	6,117,989.02	0.92	11.176	362	83.66	591	38.06
18.500 - 18.999	31	3,332,852.67	0.50	11.672	361	90.30	580	36.54
19.000 - 19.499	14	2,538,765.38	0.38	12.111	389	91.83	614	39.19
19.500 - 19.999	3	563,343.77	0.08	12.657	357	98.72	645	45.14
20.500 - 20.999	2	230,603.12	0.03	13.864	357	97.84	561	36.79
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	45	$10,142,594.75	1.52%	8.042%	358	81.05%	611	43.26%
1.500	2,855	546,052,518.79	82.03	8.319	368	80.41	619	40.86
2.000	23	4,045,110.54	0.61	8.425	365	78.47	594	43.02
3.000	608	105,450,662.20	15.84	8.411	365	78.54	605	40.94
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	607	$107,758,207.79	16.19%	8.390%	363	78.64%	605	41.07%
1.500	2,924	557,932,678.49	83.81	8.318	369	80.40	619	40.89
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	17	$4,213,588.73	0.63%	8.134%	357	83.91%	638	39.43%
4 - 6	17	4,041,081.82	0.61	7.985	358	78.23	591	46.46
16 - 18	28	4,801,097.62	0.72	8.092	362	80.80	612	43.44
19 - 21	1,731	314,073,508.43	47.18	8.345	363	80.27	619	40.60
22 - 24	1,455	288,461,086.18	43.33	8.358	375	80.25	615	41.22
28 - 30	14	2,493,600.11	0.37	8.482	354	73.62	602	42.27
31 - 33	157	24,778,805.95	3.72	8.672	360	79.11	611	40.29
34 - 36	102	20,697,964.42	3.11	7.519	364	77.16	614	40.85
55 - 57	2	507,658.49	0.08	7.167	442	82.76	593	41.29
58 - 60	8	1,622,494.53	0.24	7.679	403	80.03	603	40.03
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$175,025,567	$14,190	$776,000
Average Scheduled Principal Balance:	$151,145
Number of Mortgage Loans:	1,158

Weighted Average Gross Coupon:	7.968%	5.875%	14.300%
Weighted Average Fico Score:	619	502	796
Weighted Average Combined Original LTV:	79.38%	7.40%	100.00%
Weighted Average DTI:	39.73%	3.49%	57.67%

Weighted Average Original Term:	344	180	480
Weighted Average Stated Remaining Term:	341	174	479
Weighted Average Seasoning:	3	1	6

Maturity Date:		January 1, 2021	June 1, 2046
Maximum ZIP Code Concentration:	91331(0.58%)

ARM:	0.00%
Fixed Rate:	100.00%

Interest Only:	13.55%	Single Family	76.59%
Not Interest Only:	86.45%	Multi Family	1.07%
Weighted Average IO Term	60	Condominium	5.68%
		Planned Unit Development	16.35%
First Lien:	87.29%	Manufactured Home	0.32%
Second Lien:	12.71%
		Top 5 States:
Full Documentation	69.73%	California	38.33%
Stated Documentation	30.27%	Florida	13.45%
		Texas	6.05%
Purchase:	24.89%	New York	4.38%
Cash Out Refinance:	68.49%	Virginia	3.93%
Rate/Term Refinance:	6.63%

Owner:	98.47%
Non-Owner:	1.13%
Second Home:	0.40%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	312	$9,714,741.37	5.55%	11.555%	184	97.94%	631	38.55%
50,001 - 100,000	243	18,401,029.28	10.51	10.242	259	90.20	632	37.32
100,001 - 150,000	205	25,129,254.63	14.36	8.417	335	79.06	606	36.57
150,001 - 200,000	100	17,210,961.36	9.83	7.765	362	77.33	609	38.65
200,001 - 250,000	80	17,988,923.53	10.28	7.354	367	78.24	626	40.93
250,001 - 300,000	48	13,031,217.24	7.45	7.225	367	72.99	614	42.11
300,001 - 350,000	45	14,729,484.49	8.42	7.212	373	78.46	627	39.36
350,001 - 400,000	28	10,486,172.09	5.99	7.178	379	76.24	610	41.94
400,001 - 450,000	32	13,764,256.28	7.86	7.115	376	72.99	609	43.04
450,001 - 500,000	28	13,276,168.05	7.59	7.204	371	77.11	629	41.94
500,001 - 550,000	17	8,933,969.44	5.10	7.001	357	77.08	616	39.80
550,001 - 600,000	13	7,501,671.37	4.29	6.834	357	75.27	629	43.37
600,001 - 650,000	2	1,243,236.22	0.71	7.082	356	78.46	623	49.17
650,001 - 700,000	2	1,359,340.56	0.78	6.899	357	71.60	690	38.17
700,001 - 750,000	2	1,479,140.82	0.85	6.913	357	76.09	600	25.99
750,001 - 800,000	1	776,000.00	0.44	6.350	357	80.00	657	28.75
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.500 - 5.999	1	$314,203.87	0.18%	5.875%	357	53.03%	690	43.71%
6.000 - 6.499	53	19,347,649.82	11.05	6.226	362	71.67	643	39.40
6.500 - 6.999	141	38,481,301.43	21.99	6.740	370	72.49	626	40.21
7.000 - 7.499	91	22,485,916.99	12.85	7.158	364	77.26	615	40.84
7.500 - 7.999	160	37,468,329.91	21.41	7.708	366	77.58	605	39.83
8.000 - 8.499	72	13,036,304.53	7.45	8.151	360	82.10	618	39.67
8.500 - 8.999	73	9,488,970.26	5.42	8.702	356	82.17	598	39.96
9.000 - 9.499	48	6,408,810.83	3.66	9.208	357	82.51	597	40.35
9.500 - 9.999	96	5,669,146.15	3.24	9.742	293	90.23	606	36.09
10.000 - 10.499	32	2,844,515.64	1.63	10.183	289	91.24	637	39.37
10.500 - 10.999	52	3,021,645.43	1.73	10.730	212	95.86	643	38.70
11.000 - 11.499	53	2,895,733.63	1.65	11.211	195	96.58	663	40.55
11.500 - 11.999	96	5,159,100.47	2.95	11.713	182	98.28	634	38.40
12.000 - 12.499	86	4,043,262.28	2.31	12.226	181	98.95	628	37.02
12.500 - 12.999	66	3,081,200.58	1.76	12.719	181	99.18	622	38.43
13.000 - 13.499	24	712,848.47	0.41	13.151	190	97.71	612	34.09
13.500 - 13.999	12	521,049.67	0.30	13.609	193	96.86	601	43.18
14.000 - 14.499	2	45,576.77	0.03	14.274	178	100.00	619	25.69
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	29	$4,745,775.56	2.71%	8.298%	362	67.69%	515	42.51%
525 - 549	49	9,843,930.15	5.62	7.865	363	72.28	539	39.75
550 - 574	66	12,921,601.71	7.38	7.786	370	77.82	565	41.71
575 - 599	207	32,344,587.93	18.48	7.879	351	76.75	588	41.28
600 - 624	251	36,188,128.87	20.68	7.982	342	79.75	611	38.70
625 - 649	289	36,315,807.35	20.75	8.335	321	81.71	636	39.32
650 - 674	141	22,647,446.41	12.94	7.812	341	82.07	660	38.96
675 - 699	69	11,464,700.27	6.55	7.743	343	84.46	688	37.24
700 - 724	21	3,024,299.62	1.73	7.507	317	79.22	715	43.18
725 - 749	24	3,818,923.10	2.18	7.876	311	85.07	732	37.99
750 - 774	8	705,135.75	0.40	8.212	284	82.23	764	39.28
775 - 799	4	1,005,230.01	0.57	6.413	344	69.84	779	45.64
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	33	$5,417,262.85	3.10%	6.945%	345	40.12%	622	32.58%
50.01 - 55.00	18	3,497,739.09	2.00	6.978	354	52.99	600	39.96
55.01 - 60.00	28	6,680,956.60	3.82	6.978	362	57.61	604	39.99
60.01 - 65.00	56	14,250,941.39	8.14	7.126	373	63.43	589	37.13
65.01 - 70.00	41	10,477,029.44	5.99	7.207	355	68.39	605	40.59
70.01 - 75.00	61	16,405,429.60	9.37	7.185	370	73.44	622	40.15
75.01 - 80.00	217	45,186,736.84	25.82	7.598	364	79.25	628	41.46
80.01 - 85.00	92	21,827,080.24	12.47	7.558	370	83.85	601	41.11
85.01 - 90.00	113	21,870,092.39	12.50	7.760	353	89.25	625	39.83
90.01 - 95.00	37	4,119,372.10	2.35	8.956	327	94.65	619	39.98
95.01 - 100.00	462	25,292,926.19	14.45	10.914	219	99.93	643	37.60
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	462	$23,628,741.39	13.50%	11.144%	177	96.10%	639	37.49%
240	34	1,318,333.64	0.75	11.322	237	90.16	618	41.83
360	609	136,582,687.50	78.04	7.444	357	76.55	617	39.91
480	53	13,495,804.20	7.71	7.374	478	77.71	609	41.63
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	462	$23,628,741.39	13.50%	11.144%	177	96.10%	639	37.49%
181 - 240	34	1,318,333.64	0.75	11.322	237	90.16	618	41.83
301 - 360	609	136,582,687.50	78.04	7.444	357	76.55	617	39.91
361 >=	53	13,495,804.20	7.71	7.374	478	77.71	609	41.63
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	86	$7,835,930.52	4.48%	9.332%	280	84.56%	632	15.47%
20.01 - 25.00	58	7,035,075.12	4.02	7.928	334	75.33	621	22.17
25.01 - 30.00	78	11,753,938.87	6.72	7.613	345	73.43	623	27.77
30.01 - 35.00	124	18,689,641.94	10.68	7.866	353	77.74	611	32.68
35.01 - 40.00	213	33,926,940.00	19.38	7.765	345	78.56	621	37.70
40.01 - 45.00	251	36,965,987.91	21.12	8.086	344	81.41	621	42.49
45.01 - 50.00	266	41,841,901.40	23.91	8.110	336	81.05	621	47.65
50.01 - 55.00	78	16,430,479.91	9.39	7.495	359	77.88	608	52.65
55.01 - 60.00	4	545,671.06	0.31	7.806	350	71.76	641	56.51
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	435	$21,025,895.14	12.01%	11.545%	177	98.80%	642	38.16%
Fixed	651	130,282,116.92	74.44	7.551	365	76.62	612	39.88
Fixed IO	72	23,717,554.67	13.55	7.086	357	77.32	638	40.31
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	72	$23,717,554.67	13.55%	7.086%	357	77.32%	638	40.31%
Not Interest Only	1,086	151,308,012.06	86.45	8.106	339	79.70	617	39.64
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,086	$151,308,012.06	86.45%	8.106%	339	79.70%	617	39.64%
60	72	23,717,554.67	13.55	7.086	357	77.32	638	40.31
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	280	$18,305,294.45	10.46%	10.114%	256	89.47%	628	39.57%
12	23	7,899,252.91	4.51	7.923	363	75.86	619	41.26
24	162	11,357,343.20	6.49	10.398	226	94.22	649	37.62
36	86	14,477,427.96	8.27	7.946	331	81.95	627	40.88
60	607	122,986,248.21	70.27	7.429	365	76.43	615	39.72
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	687	$152,777,319.44	87.29%	7.443%	365	76.60%	616	39.93%
Second Lien	471	22,248,247.29	12.71	11.567	180	98.46	641	38.36
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	823	$122,048,478.59	69.73%	7.792%	344	80.02%	615	39.97%
Stated Income	335	52,977,088.14	30.27	8.372	336	77.91	631	39.18
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash-out Refinance	536	$119,866,804.55	68.49%	7.394%	361	75.12%	611	40.18%
Purchase	538	43,560,624.00	24.89	9.527	286	91.03	643	38.46
Rate-term Refinance	84	11,598,138.18	6.63	8.038	345	79.62	614	39.90
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	862	$134,046,264.41	76.59%	7.865%	347	78.23%	618	39.79%
Planned Unit Development	201	28,615,908.00	16.35	8.255	326	83.35	623	39.40
Condominium (Low Rise)	74	9,280,237.64	5.30	8.314	313	84.70	630	40.05
Multi Family	11	1,864,069.24	1.07	8.357	338	77.80	644	38.02
Condominium (High Rise)	5	654,907.84	0.37	9.283	330	83.10	633	46.84
Manufactured Home	5	564,179.60	0.32	9.213	338	65.24	584	35.48
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	1,142	$172,356,210.74	98.47%	7.970%	341	79.50%	619	39.75%
Non-Owner	14	1,975,620.77	1.13	7.733	358	67.25	625	34.45
Second Home	2	693,735.22	0.40	7.920	357	84.37	597	49.07
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	36	$6,858,065.24	3.92%	7.779%	356	75.73%	603	36.80%
A-	36	8,760,903.51	5.01	7.199	351	77.28	595	43.28
A+	904	128,605,963.93	73.48	8.089	338	80.95	627	39.64
B	72	12,994,879.02	7.42	7.640	352	73.06	594	38.77
C	60	10,199,046.80	5.83	7.864	358	74.26	598	42.91
C-	43	6,000,485.37	3.43	7.699	339	76.57	612	36.93
D	7	1,606,222.86	0.92	7.538	357	74.72	595	37.93
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	13	$1,069,675.27	0.61%	8.769%	341	88.10%	594	36.61%
Alaska	3	112,868.14	0.06	12.111	178	100.00	644	45.65
Arizona	44	6,426,149.48	3.67	8.026	340	79.30	627	41.36
Arkansas	1	71,759.85	0.04	10.350	356	90.00	597	22.58
California	264	67,083,015.77	38.33	7.411	353	74.78	622	40.00
Colorado	21	1,627,237.67	0.93	9.301	310	83.01	598	33.54
Connecticut	6	900,506.23	0.51	9.411	328	82.06	603	43.94
Delaware	2	317,458.54	0.18	7.956	357	85.09	596	41.30
Florida	172	23,534,639.66	13.45	7.963	343	78.32	608	40.12
Georgia	19	1,193,861.53	0.68	9.910	268	91.79	638	36.07
Hawaii	12	3,090,959.23	1.77	7.470	331	80.71	660	40.16
Idaho	8	1,245,188.62	0.71	8.897	341	85.01	636	36.65
Illinois	32	1,891,068.03	1.08	10.766	233	93.39	638	39.59
Indiana	10	702,325.65	0.40	9.479	331	87.54	613	34.00
Kansas	6	213,490.69	0.12	12.260	194	98.60	623	39.44
Kentucky	9	692,037.55	0.40	9.440	324	90.52	595	40.54
Louisiana	7	1,116,485.54	0.64	7.306	347	70.28	628	37.47
Maine	5	699,209.42	0.40	7.883	340	83.51	598	36.93
Maryland	13	1,630,943.83	0.93	8.637	287	87.00	635	41.13
Massachusetts	11	2,159,173.50	1.23	7.913	320	80.61	618	42.43
Michigan	23	864,790.15	0.49	11.072	231	94.05	610	40.36
Minnesota	14	743,226.78	0.42	11.006	210	92.67	653	48.13
Mississippi	6	635,930.91	0.36	8.205	332	87.45	635	34.16
Missouri	17	1,248,447.75	0.71	9.049	323	82.97	586	37.90
Montana	3	268,656.80	0.15	8.678	338	82.17	583	42.95
Nebraska	6	393,130.37	0.22	9.281	324	83.28	635	43.54
Nevada	29	5,229,723.26	2.99	7.769	334	77.20	633	39.40
New Hampshire	10	1,439,408.30	0.82	7.719	345	79.46	596	35.91
New Jersey	8	2,750,351.59	1.57	7.478	349	72.01	595	41.44
New Mexico	3	108,624.12	0.06	11.931	193	97.02	643	33.22
New York	23	7,668,915.23	4.38	8.089	366	76.84	617	41.59
North Carolina	9	843,010.97	0.48	8.761	311	84.47	614	35.86
North Dakota	1	21,371.64	0.01	11.400	177	100.00	676	24.00
Ohio	30	1,881,038.47	1.07	9.217	309	90.32	613	37.00
Oklahoma	12	966,582.30	0.55	9.073	332	85.97	609	30.03
Oregon	22	3,446,157.02	1.97	7.804	355	83.71	636	37.58
Pennsylvania	21	2,539,355.12	1.45	7.984	346	82.83	604	41.10
Rhode Island	2	102,894.29	0.06	11.720	177	100.00	635	37.62
South Carolina	3	181,659.10	0.10	10.860	324	100.00	586	44.02
Tennessee	23	2,287,436.71	1.31	8.741	363	86.96	610	35.98
Texas	134	10,596,132.78	6.05	8.736	333	90.85	629	37.95
Utah	9	1,229,401.41	0.70	7.757	378	87.98	641	35.89
Virginia	38	6,884,937.95	3.93	7.864	342	80.62	602	38.88
Washington	44	5,660,140.24	3.23	8.254	324	83.90	628	43.63
Wisconsin	7	927,220.87	0.53	8.552	341	83.65	603	44.16
Wyoming	3	328,968.40	0.19	8.681	317	78.60	591	35.29
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$529,451,338	$32,302	$590,000
Average Scheduled Principal Balance:	$159,186
Number of Mortgage Loans:	3,326

Weighted Average Gross Coupon:	8.345%	4.875%	13.950%
Weighted Average Fico Score:	604	500	802
Weighted Average Combined Original LTV:	78.64%	8.60%	100.00%
Weighted Average DTI:	40.58%	1.48%	64.98%

Weighted Average Original Term:	368	120	480
Weighted Average Stated Remaining Term:	365	116	479
Weighted Average Seasoning:	3	1	6

Margin:	6.921%	3.300%	12.950%
Minimum Mortgage Rate:	8.314%	2.750%	13.950%
Maximum Mortgage Rate:	15.244%	11.875%	20.950%
Initial Periodic Cap:	1.774%	1.000%	3.000%
Periodic Cap:	1.403%	1.000%	1.500%
Next Rate Adj.(mos):	22	3	59

Maturity Date:		March 1, 2016	June 1, 2046
Maximum ZIP Code Concentration:	89031(0.41%)

ARM:	75.39%
Fixed Rate:	24.61%

Interest Only:	25.51%	Single Family	73.36%
Not Interest Only:	74.49%	Multi Family	4.15%
Weighted Average IO Term	57	Condominium	7.06%
		Planned Unit Development	15.42%
First Lien:	100.00%	Manufactured Home	0.00%
Second Lien:	0.00%
		Top 5 States:
Full Documentation	66.06%	California	14.03%
Stated Documentation	33.94%	Florida	9.85%
		Illinois	6.28%
Purchase:	27.97%	Arizona	5.58%
Cash Out Refinance:	67.28%	Texas	5.38%
Rate/Term Refinance:	4.76%

Owner:	95.18%
Non-Owner:	4.01%
Second Home:	0.80%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	28	$1,333,570.94	0.25%	9.517%	304	49.39%	586	32.93%
50,001 - 100,000	817	66,233,017.17	12.51	9.183	359	80.06	601	37.13
100,001 - 150,000	1,087	134,379,092.55	25.38	8.795	362	79.23	601	39.33
150,001 - 200,000	594	102,790,771.12	19.41	8.207	367	79.02	609	41.26
200,001 - 250,000	327	72,511,302.20	13.70	7.979	367	77.56	602	41.78
250,001 - 300,000	207	56,337,858.60	10.64	7.783	367	77.82	604	42.21
300,001 - 350,000	131	42,534,488.00	8.03	7.882	367	78.49	608	41.46
350,001 - 400,000	94	35,153,049.67	6.64	7.903	377	77.48	600	42.81
400,001 - 450,000	28	11,592,905.14	2.19	7.800	361	77.32	603	42.54
450,001 - 500,000	9	4,344,210.76	0.82	7.662	357	81.31	640	46.15
500,001 - 550,000	1	519,101.77	0.10	6.750	358	73.24	627	39.75
550,001 - 600,000	3	1,721,970.02	0.33	8.417	398	82.24	664	38.53
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.500 - 4.999	2	$337,900.00	0.06%	4.875%	359	69.71%	593	52.64%
5.000 - 5.499	5	744,179.36	0.14	5.303	358	74.75	641	43.63
5.500 - 5.999	12	2,438,938.57	0.46	5.769	357	68.76	607	44.70
6.000 - 6.499	55	11,829,305.87	2.23	6.261	372	70.59	628	42.38
6.500 - 6.999	224	50,972,113.43	9.63	6.770	365	74.53	621	41.22
7.000 - 7.499	278	58,184,586.02	10.99	7.232	364	75.94	618	41.56
7.500 - 7.999	560	105,311,615.65	19.89	7.732	366	77.16	611	40.62
8.000 - 8.499	439	68,972,817.46	13.03	8.226	365	79.45	606	40.38
8.500 - 8.999	603	86,328,431.61	16.31	8.723	367	78.67	603	40.50
9.000 - 9.499	373	50,736,730.85	9.58	9.207	366	80.99	592	40.90
9.500 - 9.999	356	45,402,588.98	8.58	9.731	364	82.14	584	39.51
10.000 - 10.499	176	22,107,181.55	4.18	10.207	358	84.76	581	39.28
10.500 - 10.999	127	14,178,319.17	2.68	10.698	362	85.44	572	38.89
11.000 - 11.499	59	6,107,933.49	1.15	11.168	354	80.98	573	39.20
11.500 - 11.999	38	3,503,637.45	0.66	11.688	361	88.31	568	36.85
12.000 - 12.499	13	1,666,325.88	0.31	12.137	358	93.04	627	40.63
12.500 - 12.999	4	398,129.48	0.08	12.670	357	89.34	602	34.46
13.500 - 13.999	2	230,603.12	0.04	13.864	357	97.84	561	36.79
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	213	$32,904,950.49	6.21%	9.071%	366	69.73%	514	40.39%
525 - 549	274	41,907,741.07	7.92	9.003	365	73.71	538	39.08
550 - 574	446	68,459,807.99	12.93	8.666	366	77.35	563	40.37
575 - 599	652	99,237,831.01	18.74	8.355	367	78.99	587	40.78
600 - 624	690	114,189,254.06	21.57	8.141	364	80.22	612	40.76
625 - 649	501	83,449,309.16	15.76	8.084	366	79.85	636	40.90
650 - 674	304	49,732,590.46	9.39	7.949	366	80.73	661	40.61
675 - 699	146	23,583,797.27	4.45	8.101	358	83.02	684	41.83
700 - 724	56	9,119,643.64	1.72	7.879	366	82.22	710	40.91
725 - 749	26	3,974,317.64	0.75	8.474	351	82.40	738	40.63
750 - 774	13	2,124,113.40	0.40	8.273	364	84.23	759	34.93
775 - 799	3	432,421.35	0.08	8.878	357	90.63	781	30.97
800 - 824	2	335,560.40	0.06	7.532	358	80.00	801	39.94
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	134	$15,946,321.83	3.01%	8.175%	357	40.15%	584	36.04%
50.01 - 55.00	61	11,323,523.27	2.14	7.614	364	53.06	572	38.13
55.01 - 60.00	83	13,456,551.76	2.54	7.911	358	57.43	584	38.15
60.01 - 65.00	148	26,700,725.72	5.04	7.967	365	63.41	582	38.85
65.01 - 70.00	201	37,320,819.17	7.05	8.052	364	68.68	585	39.95
70.01 - 75.00	264	48,238,156.90	9.11	8.071	365	73.66	588	39.57
75.01 - 80.00	1,305	197,734,771.92	37.35	8.240	368	79.56	614	41.74
80.01 - 85.00	277	47,677,752.54	9.01	8.320	364	84.13	594	40.33
85.01 - 90.00	480	83,604,384.60	15.79	8.564	364	89.51	614	40.44
90.01 - 95.00	215	28,902,629.03	5.46	9.399	361	94.66	603	41.33
95.01 - 100.00	158	18,545,701.20	3.50	9.645	361	99.85	640	41.90
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
120	1	$48,670.52	0.01%	8.750%	116	38.46%	604	43.65%
180	33	2,878,785.88	0.54	8.515	177	65.20	600	35.64
240	1	111,817.75	0.02	8.990	237	82.72	634	35.66
360	3,088	488,144,257.14	92.20	8.354	357	78.78	605	40.39
480	203	38,267,806.65	7.23	8.218	478	77.92	599	43.47
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
61 - 120	1	$48,670.52	0.01%	8.750%	116	38.46%	604	43.65%
121 - 180	33	2,878,785.88	0.54	8.515	177	65.20	600	35.64
181 - 240	1	111,817.75	0.02	8.990	237	82.72	634	35.66
301 - 360	3,088	488,144,257.14	92.20	8.354	357	78.78	605	40.39
361 >=	203	38,267,806.65	7.23	8.218	478	77.92	599	43.47
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	124	$15,864,339.36	3.00%	8.490%	355	73.93%	601	15.66%
20.01 - 25.00	161	18,911,002.36	3.57	8.564	363	73.34	593	22.70
25.01 - 30.00	246	35,781,497.99	6.76	8.366	361	77.69	604	27.54
30.01 - 35.00	401	58,804,078.17	11.11	8.494	361	77.93	602	32.67
35.01 - 40.00	565	85,693,999.90	16.19	8.345	362	78.27	605	37.63
40.01 - 45.00	691	113,226,758.38	21.39	8.341	366	79.00	606	42.44
45.01 - 50.00	872	148,435,450.62	28.04	8.395	369	80.36	606	47.76
50.01 - 55.00	256	51,161,864.07	9.66	7.886	368	78.36	600	52.59
55.01 - 60.00	8	1,174,156.25	0.22	8.705	399	81.85	624	57.85
60.01 >=	2	398,190.84	0.08	8.352	425	75.13	609	62.29
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Adjustable Rate Mortgage	2,533	$399,140,585.44	75.39%	8.415%	367	79.46%	605	40.89%
Fixed Rate Mortgage	793	130,310,752.50	24.61	8.131	360	76.14	600	39.63
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	2	$200,107.89	0.04%	9.397%	177	85.58%	667	29.71%
2/28 ARM	1,582	218,680,090.03	41.30	8.746	357	79.39	597	39.76
2/28 ARM IO	532	108,239,937.83	20.44	7.844	357	80.30	625	42.42
2/38 ARM	158	29,090,796.95	5.49	8.326	478	78.42	599	43.79
3/27 ARM	171	23,817,103.47	4.50	8.586	357	78.18	593	39.84
3/27 ARM IO	50	10,942,889.01	2.07	7.529	358	77.27	628	42.10
3/37 ARM	5	1,152,223.05	0.22	7.884	478	70.85	597	40.55
5/25 ARM	5	845,181.92	0.16	7.945	358	84.16	603	38.45
5/35 ARM	3	965,047.35	0.18	7.253	478	84.15	604	48.72
6ML ARM	27	5,407,315.83	1.02	8.351	358	81.20	591	41.64
Fixed	723	114,208,039.20	21.57	8.205	360	75.88	598	39.32
Fixed IO	68	15,902,605.41	3.00	7.582	358	77.90	613	42.03
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	650	$135,085,432.25	25.51%	7.788%	357	79.77%	624	42.35%
Not Interest Only	2,676	394,365,905.69	74.49	8.536	368	78.26	597	39.98
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	2,676	$394,365,905.69	74.49%	8.536%	368	78.26%	597	39.98%
24	54	11,999,307.32	2.27	7.738	357	80.69	617	44.86
36	5	814,736.87	0.15	8.143	357	68.06	602	46.39
60	591	122,271,388.06	23.09	7.790	358	79.76	625	42.08
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,136	$175,270,347.39	33.10%	8.687%	364	78.52%	603	39.93%
12	146	33,145,290.38	6.26	8.105	363	75.37	599	41.26
13	2	423,208.36	0.08	7.502	356	79.40	620	33.73
24	1,631	253,127,943.90	47.81	8.265	367	79.88	606	41.03
30	1	157,660.33	0.03	9.890	357	90.00	586	44.76
36	410	67,326,887.58	12.72	7.875	364	75.89	604	40.27
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	2,274	$349,740,255.95	66.06%	8.199%	364	79.65%	598	40.98%
Stated Income	1,052	179,711,081.99	33.94	8.629	366	76.67	615	39.80
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash-out Refinance	1,971	$356,198,655.34	67.28%	8.158%	365	76.11%	595	40.01%
Purchase	1,188	148,066,963.51	27.97	8.802	365	84.41	625	42.10
Rate-term Refinance	167	25,185,719.09	4.76	8.304	364	80.48	607	39.75
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	2,520	$388,430,817.99	73.36%	8.337%	365	78.44%	602	40.27%
Planned Unit Development	463	81,664,176.67	15.42	8.337	368	80.19	607	41.10
Condominium (Low Rise)	242	35,921,743.95	6.78	8.462	366	80.05	615	41.94
Multi Family	92	21,965,453.13	4.15	8.220	361	74.21	614	42.24
Condominium (High Rise)	9	1,469,146.20	0.28	9.825	351	77.03	624	35.89
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	3,163	$503,956,484.84	95.18%	8.324%	365	78.53%	602	40.66%
Non-Owner	142	21,248,458.14	4.01	8.828	361	81.20	647	38.12
Second Home	21	4,246,394.96	0.80	8.431	358	79.24	629	43.27
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	162	$29,452,410.40	5.56%	8.236%	361	79.11%	598	40.22%
A-	148	28,080,337.02	5.30	8.344	368	75.01	577	41.04
A+	2,426	378,968,551.95	71.58	8.316	365	80.05	612	41.03
B	260	41,940,182.49	7.92	8.341	366	73.64	582	39.04
C	179	29,126,711.65	5.50	8.662	366	71.64	577	38.52
C-	128	18,321,290.49	3.46	8.554	372	79.20	597	37.97
D	23	3,561,853.94	0.67	8.699	361	66.72	559	40.25
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	55	$6,054,759.14	1.14%	9.247%	364	85.16%	595	41.57%
Alaska	10	1,907,297.38	0.36	8.829	366	80.36	586	42.86
Arizona	163	29,545,723.61	5.58	8.154	370	76.92	603	40.20
Arkansas	15	1,193,705.39	0.23	9.558	339	79.90	587	35.22
California	291	74,303,572.41	14.03	7.629	369	73.07	605	41.36
Colorado	59	10,059,607.80	1.90	8.455	371	84.74	625	44.46
Connecticut	37	6,587,836.28	1.24	8.652	368	81.40	607	40.92
Delaware	7	1,468,745.15	0.28	7.744	357	86.36	634	38.99
District Of Columbia	14	3,089,382.22	0.58	7.661	372	68.50	591	40.27
Florida	335	52,143,901.90	9.85	8.332	363	77.52	601	40.77
Georgia	176	23,308,684.26	4.40	8.954	363	81.94	605	39.46
Hawaii	13	4,665,703.66	0.88	8.638	378	76.88	620	45.96
Idaho	10	1,146,826.04	0.22	8.273	367	84.34	638	40.13
Illinois	214	33,259,662.46	6.28	8.556	365	79.62	612	41.71
Indiana	51	4,910,005.44	0.93	9.503	367	88.16	596	38.43
Iowa	16	1,611,518.50	0.30	8.955	357	83.73	609	37.07
Kansas	30	3,466,315.45	0.65	9.595	358	84.57	577	38.27
Kentucky	30	2,634,533.50	0.50	8.987	366	85.38	612	40.34
Louisiana	23	2,378,534.14	0.45	9.380	356	85.97	585	37.44
Maine	6	793,057.08	0.15	8.542	357	79.27	618	40.22
Maryland	124	23,698,137.79	4.48	8.257	372	77.63	590	41.14
Massachusetts	85	19,031,414.10	3.59	8.105	371	76.37	595	41.16
Michigan	121	14,089,520.64	2.66	8.881	363	81.49	609	39.33
Minnesota	65	10,694,088.89	2.02	8.390	362	79.32	621	41.94
Mississippi	16	1,679,785.23	0.32	9.274	356	90.42	614	38.99
Missouri	62	7,174,117.47	1.36	8.880	363	83.91	596	39.15
Montana	11	1,715,715.20	0.32	7.979	376	80.50	588	42.53
Nebraska	8	812,142.40	0.15	9.720	357	84.79	606	47.02
Nevada	54	10,984,804.87	2.07	7.760	366	77.26	615	40.20
New Hampshire	22	3,758,182.77	0.71	8.272	361	80.96	608	41.32
New Jersey	78	14,946,799.16	2.82	8.190	364	73.33	594	40.36
New Mexico	28	3,418,509.13	0.65	8.813	362	78.17	597	35.58
New York	105	26,246,793.10	4.96	7.881	364	72.80	596	41.17
North Carolina	58	6,004,408.35	1.13	8.955	363	82.95	601	39.62
North Dakota	5	541,486.27	0.10	9.588	358	91.82	662	42.72
Ohio	56	5,579,159.83	1.05	8.821	356	83.50	594	38.39
Oklahoma	22	2,149,694.51	0.41	9.022	357	81.92	604	38.65
Oregon	54	9,953,847.68	1.88	8.212	360	81.26	625	41.80
Pennsylvania	92	11,530,691.56	2.18	8.719	363	82.34	593	38.19
Rhode Island	8	1,466,248.00	0.28	7.718	368	70.02	584	39.09
South Carolina	52	5,966,367.99	1.13	8.892	357	83.38	599	39.75
South Dakota	4	299,129.35	0.06	8.775	358	88.31	618	35.38
Tennessee	67	6,973,674.31	1.32	9.069	368	87.07	609	39.96
Texas	264	28,463,502.17	5.38	8.846	355	83.02	603	39.59
Utah	32	3,961,657.21	0.75	8.547	362	83.75	622	41.34
Vermont	5	885,783.02	0.17	8.601	357	79.61	605	39.07
Virginia	107	16,734,058.24	3.16	8.020	370	77.50	598	38.90
Washington	104	18,534,843.39	3.50	7.834	364	79.36	621	41.28
West Virginia	12	1,434,747.49	0.27	8.907	357	82.47	617	37.44
Wisconsin	40	4,935,382.45	0.93	9.520	363	84.90	603	38.55
Wyoming	10	1,257,273.56	0.24	8.375	357	83.59	623	35.47
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%
Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$119,911.83	0.03%	7.550%	359	80.00%	588	49.79%
3.500 - 3.999	5	787,155.73	0.20	8.129	383	81.99	592	43.44
4.000 - 4.499	14	2,315,525.27	0.58	7.731	373	80.27	620	39.75
4.500 - 4.999	40	5,408,734.57	1.36	8.793	366	77.30	606	41.66
5.000 - 5.499	84	13,161,417.21	3.30	8.169	366	76.50	613	41.58
5.500 - 5.999	178	32,411,947.28	8.12	7.608	367	73.87	607	40.61
6.000 - 6.499	418	73,430,011.73	18.40	7.772	366	77.86	603	41.48
6.500 - 6.999	570	96,227,597.06	24.11	8.125	368	78.82	608	40.61
7.000 - 7.499	470	72,134,209.07	18.07	8.672	366	80.61	603	40.43
7.500 - 7.999	373	54,546,936.95	13.67	8.871	370	80.10	603	41.52
8.000 - 8.499	181	25,872,624.42	6.48	9.205	365	82.97	606	41.25
8.500 - 8.999	95	10,941,138.43	2.74	9.614	362	85.73	616	39.35
9.000 - 9.499	38	4,903,654.50	1.23	10.254	357	88.59	611	40.58
9.500 - 9.999	40	4,368,922.81	1.09	10.686	359	90.94	593	38.61
10.000 - 10.499	11	859,752.52	0.22	11.060	357	90.50	570	39.58
10.500 - 10.999	9	718,051.21	0.18	11.734	358	90.06	587	35.11
11.000 - 11.499	5	801,968.56	0.20	12.173	357	98.11	680	43.73
12.500 - 12.999	1	131,026.29	0.03	13.950	357	100.00	567	37.65
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2.500 - 2.999	1	$134,500.00	0.03%	11.000%	357	94.72%	570	50.49%
3.500 - 3.999	1	119,432.75	0.03	8.950	357	95.00	597	35.48
4.000 - 4.499	1	275,730.45	0.07	6.100	359	89.03	625	47.23
4.500 - 4.999	3	407,705.40	0.10	5.389	359	69.76	611	52.66
5.000 - 5.499	11	1,909,954.01	0.48	6.299	358	72.68	627	45.14
5.500 - 5.999	27	5,497,392.48	1.38	7.026	373	72.58	602	42.40
6.000 - 6.499	43	8,084,859.23	2.03	6.531	362	72.79	625	42.19
6.500 - 6.999	167	36,643,996.35	9.18	6.971	369	76.71	619	41.61
7.000 - 7.499	218	44,234,868.67	11.08	7.414	366	76.89	619	42.02
7.500 - 7.999	406	75,017,500.73	18.79	7.815	369	77.28	612	40.76
8.000 - 8.499	332	52,054,611.24	13.04	8.282	366	79.32	607	40.58
8.500 - 8.999	461	66,377,378.43	16.63	8.751	369	80.05	606	41.19
9.000 - 9.499	287	38,909,498.36	9.75	9.214	368	81.60	595	41.01
9.500 - 9.999	276	35,062,495.52	8.78	9.743	365	82.78	585	39.51
10.000 - 10.499	132	16,609,859.94	4.16	10.212	360	85.97	583	39.73
10.500 - 10.999	93	10,063,886.83	2.52	10.696	360	87.44	576	38.57
11.000 - 11.499	35	3,852,507.71	0.97	11.173	357	81.72	578	38.77
11.500 - 11.999	25	2,147,049.50	0.54	11.679	363	89.33	574	36.85
12.000 - 12.499	10	1,296,054.02	0.32	12.140	357	95.67	642	41.52
12.500 - 12.999	2	210,700.70	0.05	12.710	357	96.59	661	37.21
13.500 - 13.999	2	230,603.12	0.06	13.864	357	97.84	561	36.79
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	3	$652,900.00	0.16%	5.357%	357	76.07%	598	44.27%
12.000 - 12.499	7	1,171,328.40	0.29	5.613	358	73.63	628	41.91
12.500 - 12.999	23	4,576,606.13	1.15	6.399	357	68.10	629	43.26
13.000 - 13.499	59	11,764,754.45	2.95	6.709	360	73.59	628	42.14
13.500 - 13.999	205	44,148,503.71	11.06	7.099	368	77.06	616	41.91
14.000 - 14.499	229	45,049,584.01	11.29	7.467	366	77.46	618	41.82
14.500 - 14.999	418	74,842,954.65	18.75	7.907	370	77.15	609	40.67
15.000 - 15.499	346	53,573,588.22	13.42	8.401	365	79.35	606	40.90
15.500 - 15.999	455	64,671,329.88	16.20	8.841	369	80.35	603	41.04
16.000 - 16.499	263	35,195,490.96	8.82	9.281	369	82.02	595	41.01
16.500 - 16.999	246	31,121,343.29	7.80	9.774	366	83.09	590	39.04
17.000 - 17.499	119	15,308,084.11	3.84	10.233	361	86.39	587	39.69
17.500 - 17.999	86	9,387,569.77	2.35	10.702	360	88.01	579	38.83
18.000 - 18.499	35	3,792,140.52	0.95	11.164	357	81.24	572	38.65
18.500 - 18.999	25	2,147,049.50	0.54	11.679	363	89.33	574	36.85
19.000 - 19.499	10	1,296,054.02	0.32	12.140	357	95.67	642	41.52
19.500 - 19.999	2	210,700.70	0.05	12.710	357	96.59	661	37.21
20.500 - 20.999	2	230,603.12	0.06	13.864	357	97.84	561	36.79
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	36	$6,683,986.91	1.67%	8.353%	358	81.41%	593	41.98%
1.500	2,003	315,167,360.82	78.96	8.397	368	79.75	608	40.89
2.000	19	3,230,963.21	0.81	8.500	366	78.65	584	42.72
3.000	475	74,058,274.50	18.55	8.491	364	78.07	596	40.70
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	486	$77,153,775.87	19.33%	8.506%	362	78.20%	595	40.84%
1.500	2,047	321,986,809.57	80.67	8.393	368	79.76	608	40.90
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	12	$2,245,786.80	0.56%	8.333%	357	84.55%	611	36.48%
4 - 6	15	3,161,529.03	0.79	8.364	358	78.83	576	45.31
16 - 18	17	2,497,350.90	0.63	8.363	354	82.07	594	42.21
19 - 21	1,238	188,154,963.71	47.14	8.466	362	79.52	608	40.50
22 - 24	1,017	165,358,510.20	41.43	8.406	374	79.63	604	41.33
28 - 30	12	1,952,664.89	0.49	8.520	354	71.86	592	40.34
31 - 33	128	18,677,737.82	4.68	8.715	360	79.26	605	40.32
34 - 36	86	15,281,812.82	3.83	7.628	363	76.45	603	40.87
55 - 57	2	507,658.49	0.13	7.167	442	82.76	593	41.29
58 - 60	6	1,302,570.78	0.33	7.736	414	84.70	608	44.95
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$349,984,974	$13,985	$747,019
Average Scheduled Principal Balance:	$222,495
Number of Mortgage Loans:	1,573

Weighted Average Gross Coupon:	8.163%	5.500%	13.950%
Weighted Average Fico Score:	629	501	798
Weighted Average Combined Original LTV:	80.30%	14.73%	100.00%
Weighted Average DTI:	40.38%	5.37%	60.60%

Weighted Average Original Term:	365	120	480
Weighted Average Stated Remaining Term:	362	116	479
Weighted Average Seasoning:	3	0	6

Margin:	6.980%	4.000%	10.900%
Minimum Mortgage Rate:	8.148%	4.800%	12.625%
Maximum Mortgage Rate:	15.105%	11.800%	19.625%
Initial Periodic Cap:	1.672%	1.000%	3.000%
Periodic Cap:	1.443%	1.000%	1.500%
Next Rate Adj.(mos):	22	3	59

Maturity Date:		March 1, 2016	June 1, 2046
Maximum ZIP Code Concentration:	92336(0.68%)

ARM:	76.16%
Fixed Rate:	23.84%

Interest Only:	43.09%	Single Family	67.69%
Not Interest Only:	56.91%	Multi Family	3.06%
Weighted Average IO Term	54	Condominium	8.35%
		Planned Unit Development	20.38%
First Lien:	97.50%	Manufactured Home	0.52%
Second Lien:	2.50%
		Top 5 States:
Full Documentation	53.76%	California	40.92%
Stated Documentation	46.24%	Florida	13.73%
		New York	3.97%
Purchase:	65.13%	Texas	3.91%
Cash Out Refinance:	32.33%	Nevada	3.42%
Rate/Term Refinance:	2.54%

Owner:	98.75%
Non-Owner:	1.06%
Second Home:	0.19%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	119	$3,889,994.69	1.11%	11.224%	195	94.28%	633	37.52%
50,001 - 100,000	204	16,099,793.66	4.60	9.666	311	82.80	617	35.52
100,001 - 150,000	310	38,866,405.77	11.11	8.835	353	81.24	617	36.28
150,001 - 200,000	202	35,416,128.39	10.12	8.291	363	80.37	629	38.77
200,001 - 250,000	184	40,971,408.95	11.71	8.014	363	80.38	637	41.38
250,001 - 300,000	151	41,438,231.31	11.84	7.964	364	79.54	632	41.15
300,001 - 350,000	105	33,981,095.46	9.71	7.829	369	80.31	643	41.42
350,001 - 400,000	63	23,637,705.53	6.75	7.800	372	81.15	639	42.85
400,001 - 450,000	84	36,192,302.57	10.34	8.082	372	79.53	621	41.62
450,001 - 500,000	73	34,778,488.32	9.94	7.642	376	77.67	617	41.23
500,001 - 550,000	40	21,029,353.51	6.01	7.754	375	80.61	636	41.45
550,001 - 600,000	18	10,395,918.52	2.97	8.072	377	80.38	620	42.60
600,001 - 650,000	10	6,330,888.27	1.81	8.113	357	82.15	614	43.58
650,001 - 700,000	6	4,062,321.47	1.16	8.431	377	74.47	634	40.67
700,001 - 750,000	4	2,894,937.47	0.83	7.307	357	79.73	669	39.26
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.500 - 5.999	10	$3,317,440.55	0.95%	5.632%	347	77.18%	651	46.84%
6.000 - 6.499	44	14,817,018.10	4.23	6.203	358	71.33	632	41.02
6.500 - 6.999	137	44,193,543.11	12.63	6.762	360	75.56	633	40.13
7.000 - 7.499	145	42,169,001.25	12.05	7.265	367	77.62	635	40.54
7.500 - 7.999	267	71,389,721.82	20.40	7.726	369	78.80	636	40.49
8.000 - 8.499	212	48,367,700.20	13.82	8.209	363	80.78	632	40.69
8.500 - 8.999	249	53,268,542.01	15.22	8.726	376	81.84	625	40.63
9.000 - 9.499	117	24,800,987.69	7.09	9.206	365	84.11	620	40.96
9.500 - 9.999	133	18,785,913.96	5.37	9.693	354	85.49	619	39.61
10.000 - 10.499	55	10,291,426.57	2.94	10.181	368	86.25	596	38.28
10.500 - 10.999	53	6,526,936.35	1.86	10.737	330	88.16	597	40.21
11.000 - 11.499	40	4,275,129.64	1.22	11.226	307	90.44	622	36.81
11.500 - 11.999	37	2,831,383.14	0.81	11.713	269	95.18	613	37.11
12.000 - 12.499	41	3,184,862.09	0.91	12.185	273	95.10	611	36.27
12.500 - 12.999	24	1,469,080.82	0.42	12.704	227	98.23	626	39.95
13.000 - 13.499	7	238,257.28	0.07	13.158	177	94.94	608	35.59
13.500 - 13.999	2	58,029.31	0.02	13.690	213	100.00	629	29.94
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	43	$8,862,129.14	2.53%	8.769%	375	64.88%	512	40.34%
525 - 549	54	10,590,060.32	3.03	8.908	376	75.00	539	38.21
550 - 574	103	23,369,275.46	6.68	8.358	370	78.31	563	39.16
575 - 599	207	44,297,526.37	12.66	8.171	368	79.90	588	41.01
600 - 624	320	68,941,414.03	19.70	8.127	362	81.47	613	39.63
625 - 649	377	82,015,341.99	23.43	8.355	361	81.37	636	41.18
650 - 674	250	60,820,755.01	17.38	7.925	357	80.95	660	40.25
675 - 699	130	29,645,501.04	8.47	7.918	361	81.59	685	41.66
700 - 724	47	11,915,448.89	3.40	7.763	358	79.95	711	39.61
725 - 749	17	3,224,998.40	0.92	7.865	346	82.19	734	39.18
750 - 774	17	4,509,462.62	1.29	7.272	356	81.91	759	40.37
775 - 799	8	1,793,060.62	0.51	8.269	349	80.94	786	36.11
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	32	$4,487,128.15	1.28%	7.756%	365	39.96%	583	29.95%
50.01 - 55.00	23	4,974,652.82	1.42	7.491	342	51.83	584	39.05
55.01 - 60.00	26	6,332,545.23	1.81	7.077	347	58.13	585	39.95
60.01 - 65.00	34	8,064,341.72	2.30	7.137	370	63.76	600	36.82
65.01 - 70.00	49	13,357,666.87	3.82	7.579	367	68.43	606	39.48
70.01 - 75.00	98	26,496,798.46	7.57	7.544	364	73.85	610	39.22
75.01 - 80.00	794	194,808,344.88	55.66	8.044	368	79.84	641	41.00
80.01 - 85.00	85	24,043,672.41	6.87	7.992	378	84.18	614	41.43
85.01 - 90.00	123	31,681,216.54	9.05	8.513	362	89.19	617	41.06
90.01 - 95.00	58	11,984,002.78	3.42	9.179	360	94.72	611	39.51
95.01 - 100.00	251	23,754,604.03	6.79	10.212	302	99.98	639	39.13
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
120	2	$97,206.30	0.03%	8.458%	117	56.56%	598	39.28%
180	186	10,782,160.14	3.08	10.656	177	92.65	640	36.19
240	8	619,078.73	0.18	8.396	237	80.21	644	38.01
360	1,280	307,319,975.63	87.81	8.058	357	79.91	630	40.43
480	97	31,166,553.09	8.91	8.339	478	79.94	612	41.33
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
61 - 120	2	$97,206.30	0.03%	8.458%	117	56.56%	598	39.28%
121 - 180	186	10,782,160.14	3.08	10.656	177	92.65	640	36.19
181 - 240	8	619,078.73	0.18	8.396	237	80.21	644	38.01
301 - 360	1,280	307,319,975.63	87.81	8.058	357	79.91	630	40.43
361 >=	97	31,166,553.09	8.91	8.339	478	79.94	612	41.33
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	73	$10,382,502.08	2.97%	8.669%	335	77.87%	620	16.15%
20.01 - 25.00	81	13,102,889.75	3.74	8.267	348	77.56	604	22.61
25.01 - 30.00	98	18,818,458.07	5.38	8.274	361	78.90	629	27.46
30.01 - 35.00	198	37,314,860.49	10.66	8.120	363	79.42	627	32.76
35.01 - 40.00	301	68,749,921.25	19.64	8.087	366	79.59	635	37.73
40.01 - 45.00	352	82,708,219.05	23.63	8.224	365	81.12	629	42.72
45.01 - 50.00	380	93,569,549.52	26.74	8.196	360	81.49	631	47.66
50.01 - 55.00	82	22,465,505.95	6.42	7.771	370	80.70	621	52.27
55.01 - 60.00	6	1,918,233.51	0.55	7.847	361	78.62	639	57.21
60.01 >=	2	954,834.22	0.27	7.735	405	64.07	540	60.56
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Adjustable Rate Mortgage	998	$266,550,300.84	76.16%	8.202%	369	81.09%	633	40.97%
Fixed Rate Mortgage	575	83,434,673.05	23.84	8.039	340	77.77	615	38.50
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	173	$8,778,690.43	2.51%	11.378%	177	98.80%	644	35.49%
2/28 ARM	431	93,070,454.18	26.59	8.551	357	82.25	623	40.07
2/28 ARM IO	438	132,517,946.52	37.86	7.940	357	80.63	643	41.50
2/38 ARM	73	25,736,466.72	7.35	8.501	478	80.58	612	41.28
30/40 BALLOON	1	149,730.46	0.04	7.250	356	40.21	589	33.23
3/27 ARM	29	5,664,550.13	1.62	8.254	357	77.64	613	40.18
3/27 ARM IO	16	5,866,016.80	1.68	7.585	357	80.10	658	41.65
3/37 ARM	2	527,588.02	0.15	8.374	478	80.00	620	39.96
5/25 ARM	2	319,923.75	0.09	7.450	359	61.01	584	20.00
6ML ARM	7	2,847,354.72	0.81	7.510	357	80.99	661	45.19
Fixed	352	62,098,945.01	17.74	7.747	360	75.12	607	38.14
Fixed IO	49	12,407,307.15	3.55	7.148	358	76.59	638	42.47
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	503	$150,791,270.47	43.09%	7.861%	357	80.27%	643	41.59%
Not Interest Only	1,070	199,193,703.42	56.91	8.392	366	80.32	618	39.46
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,070	$199,193,703.42	56.91%	8.392%	366	80.32%	618	39.46%
24	78	25,495,072.66	7.28	7.858	357	81.58	645	42.48
36	4	1,779,619.00	0.51	8.404	357	79.58	649	37.82
60	421	123,516,578.81	35.29	7.854	358	80.01	643	41.46
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	407	$76,621,126.34	21.89%	8.995%	353	82.01%	634	40.56%
12	69	21,140,181.55	6.04	8.152	360	76.31	632	41.14
24	740	184,223,968.43	52.64	8.056	368	81.62	630	40.87
30	1	176,165.91	0.05	9.090	357	80.00	614	34.22
36	115	21,426,836.46	6.12	7.648	353	77.40	629	37.78
60	241	46,396,695.20	13.26	7.456	361	75.39	612	39.01
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	1,393	$341,220,248.83	97.50%	8.078%	367	79.82%	628	40.49%
Second Lien	180	8,764,725.06	2.50	11.477	179	99.00	644	36.12
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	917	$188,165,880.77	53.76%	7.923%	357	80.55%	616	40.09%
Stated Income	656	161,819,093.12	46.24	8.444	368	80.01	643	40.71
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	1,092	$227,956,450.56	65.13%	8.384%	361	82.79%	641	40.76%
Cash-out Refinance	429	113,146,383.84	32.33	7.762	366	75.70	606	39.69
Rate-term Refinance	52	8,882,139.49	2.54	7.617	347	75.10	608	39.38
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	1,079	$236,890,817.43	67.69%	8.068%	364	79.44%	626	39.93%
Planned Unit Development	304	71,323,759.06	20.38	8.184	360	82.38	631	42.00
Condominium (Low Rise)	127	25,973,948.05	7.42	8.350	358	82.12	640	40.03
Multi Family	40	10,695,378.80	3.06	9.172	366	80.35	639	40.60
Condominium (High Rise)	12	3,265,106.94	0.93	9.343	357	81.05	624	39.13
Manufactured Home	11	1,835,963.61	0.52	9.081	357	83.01	653	41.56
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	1,555	$345,617,180.80	98.75%	8.170%	362	80.37%	628	40.45%
Non-Owner	16	3,697,457.27	1.06	7.634	358	76.35	664	32.50
Second Home	2	670,335.82	0.19	7.672	440	67.38	605	44.19
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	56	$12,731,988.81	3.64%	7.847%	354	77.87%	611	38.06%
A-	35	9,699,190.53	2.77	7.962	375	77.64	580	40.40
A+	1,284	283,219,972.57	80.92	8.143	361	81.11	636	40.70
B	77	17,996,973.39	5.14	8.578	372	77.41	598	39.00
C	61	14,754,206.95	4.22	8.637	365	76.34	600	38.54
C-	56	10,172,774.48	2.91	7.991	360	76.42	596	40.95
D	4	1,409,867.16	0.40	7.496	374	63.26	547	29.61
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	13	$1,669,189.26	0.48%	9.721%	354	88.83%	583	37.13%
Alaska	5	686,052.95	0.20	9.270	347	81.88	636	41.92
Arizona	62	11,779,863.12	3.37	8.086	354	78.83	636	39.21
Arkansas	1	237,208.15	0.07	7.650	357	100.00	693	40.75
California	423	143,229,004.18	40.92	7.737	371	78.65	634	40.85
Colorado	20	3,668,667.21	1.05	8.750	372	85.59	618	40.66
Connecticut	16	4,152,345.96	1.19	8.220	382	83.26	621	44.50
Delaware	2	310,508.94	0.09	11.207	358	76.93	536	43.90
District Of Columbia	3	936,399.83	0.27	7.213	358	63.89	628	35.90
Florida	240	48,068,636.51	13.73	8.319	358	79.68	625	40.67
Georgia	55	8,108,837.68	2.32	8.936	362	82.68	615	39.43
Hawaii	11	3,829,822.36	1.09	7.598	345	78.72	646	40.19
Idaho	8	1,241,835.47	0.35	8.896	353	80.05	644	42.20
Illinois	54	9,885,581.29	2.82	9.022	352	84.78	641	40.59
Indiana	13	1,303,882.35	0.37	9.236	313	86.03	612	30.27
Iowa	2	259,842.45	0.07	9.299	358	90.15	650	39.18
Kansas	5	356,574.74	0.10	8.224	350	71.16	629	44.36
Kentucky	8	731,500.99	0.21	8.991	345	80.74	610	29.36
Louisiana	12	1,438,845.44	0.41	9.036	368	84.47	603	37.40
Maine	3	546,529.14	0.16	7.588	358	78.81	646	33.02
Maryland	32	7,904,738.04	2.26	8.208	354	79.08	616	41.35
Massachusetts	19	5,346,857.02	1.53	8.413	352	80.54	622	37.13
Michigan	32	3,803,735.54	1.09	9.245	359	87.42	608	39.73
Minnesota	9	932,909.52	0.27	8.809	328	77.51	626	40.93
Mississippi	6	512,093.71	0.15	8.930	300	72.00	595	40.65
Missouri	21	2,862,442.63	0.82	9.407	352	88.91	636	36.60
Montana	2	299,921.37	0.09	8.189	358	84.82	685	39.31
Nebraska	3	155,559.48	0.04	9.239	285	89.44	627	27.45
Nevada	53	11,980,970.55	3.42	8.158	355	83.04	627	40.79
New Hampshire	8	1,499,626.65	0.43	7.722	348	80.12	653	43.36
New Jersey	20	5,113,360.46	1.46	8.749	375	81.31	614	43.63
New Mexico	15	2,056,863.20	0.59	9.220	367	79.86	600	38.87
New York	43	13,909,428.69	3.97	8.077	355	76.87	634	43.58
North Carolina	20	2,687,420.55	0.77	9.123	348	81.74	607	39.77
North Dakota	3	311,218.48	0.09	8.558	358	78.63	621	32.50
Ohio	17	2,085,908.39	0.60	8.777	354	82.11	620	39.64
Oklahoma	5	579,719.31	0.17	9.250	310	81.13	598	37.35
Oregon	19	3,796,587.07	1.08	7.938	364	77.41	642	35.92
Pennsylvania	17	2,179,513.91	0.62	8.392	352	82.29	637	37.66
Rhode Island	5	927,769.57	0.27	8.218	357	75.00	640	36.40
South Carolina	8	801,594.34	0.23	9.734	356	80.79	592	35.35
South Dakota	2	176,489.10	0.05	8.919	359	87.69	604	43.88
Tennessee	32	3,768,283.79	1.08	8.680	347	86.16	617	37.54
Texas	129	13,669,592.35	3.91	8.839	351	88.42	624	37.77
Utah	9	2,157,769.38	0.62	8.216	358	84.79	613	43.11
Virginia	30	7,693,562.72	2.20	8.153	363	81.50	616	42.82
Washington	44	8,701,571.04	2.49	8.116	353	80.60	631	37.83
West Virginia	1	187,831.44	0.05	7.875	477	80.00	611	36.45
Wisconsin	11	1,278,212.98	0.37	9.353	363	77.65	620	34.01
Wyoming	2	162,294.59	0.05	9.690	326	83.47	548	45.50
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%
Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.000 - 4.499	2	$292,153.25	0.11%	10.625%	358	82.14%	610	39.83%
4.500 - 4.999	9	2,098,140.94	0.79	6.666	358	77.40	645	41.50
5.000 - 5.499	17	4,140,290.18	1.55	7.744	357	81.38	642	41.53
5.500 - 5.999	63	19,758,573.85	7.41	6.997	359	78.78	640	40.64
6.000 - 6.499	166	46,410,725.33	17.41	7.491	369	79.49	639	40.76
6.500 - 6.999	261	74,803,423.20	28.06	7.924	368	79.66	630	40.58
7.000 - 7.499	176	44,825,499.76	16.82	8.506	370	81.39	631	41.68
7.500 - 7.999	175	44,386,840.13	16.65	8.798	378	82.52	631	41.68
8.000 - 8.499	64	15,895,456.47	5.96	9.217	373	84.94	624	40.95
8.500 - 8.999	42	8,938,487.61	3.35	9.740	357	86.54	640	39.35
9.000 - 9.499	7	1,927,733.30	0.72	9.789	407	84.42	609	44.09
9.500 - 9.999	7	1,190,606.46	0.45	10.790	358	89.37	614	40.20
10.000 - 10.499	5	931,369.16	0.35	11.061	358	97.27	671	33.80
10.500 - 10.999	4	951,001.20	0.36	11.681	357	97.00	606	35.41
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.500 - 4.999	1	$201,113.00	0.08%	5.800%	358	80.00%	698	49.95%
5.000 - 5.499	1	226,587.27	0.09	6.000	357	63.19	588	39.23
5.500 - 5.999	10	3,545,030.91	1.33	5.920	357	79.53	650	46.55
6.000 - 6.499	27	9,834,675.05	3.69	6.588	357	75.93	624	43.46
6.500 - 6.999	78	26,115,711.17	9.80	6.962	364	78.40	636	41.10
7.000 - 7.499	103	32,646,969.06	12.25	7.335	369	79.06	640	40.36
7.500 - 7.999	191	56,632,210.83	21.25	7.743	370	79.06	640	40.67
8.000 - 8.499	154	39,341,759.06	14.76	8.241	365	81.25	638	41.53
8.500 - 8.999	194	45,904,740.41	17.22	8.745	377	82.14	630	41.28
9.000 - 9.499	87	21,032,255.33	7.89	9.209	369	84.76	623	41.17
9.500 - 9.999	72	13,751,835.25	5.16	9.687	367	85.34	631	40.27
10.000 - 10.499	37	8,135,700.04	3.05	10.167	378	87.78	603	37.32
10.500 - 10.999	22	4,074,707.36	1.53	10.699	358	87.34	591	41.65
11.000 - 11.499	10	2,325,848.50	0.87	11.196	370	87.61	622	37.11
11.500 - 11.999	6	1,185,803.17	0.44	11.659	357	92.05	591	35.98
12.000 - 12.499	4	1,242,711.36	0.47	12.081	421	87.82	586	36.76
12.500 - 12.999	1	352,643.07	0.13	12.625	357	100.00	636	49.88
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	2	$544,112.99	0.20%	5.832%	357	69.98%	614	46.52%
12.000 - 12.499	1	226,587.27	0.09	6.000	357	63.19	588	39.23
12.500 - 12.999	16	5,448,984.42	2.04	6.241	357	77.76	658	45.22
13.000 - 13.499	23	8,427,474.04	3.16	6.422	357	74.87	620	42.46
13.500 - 13.999	78	26,484,403.69	9.94	7.010	361	78.59	638	40.49
14.000 - 14.499	116	36,010,833.69	13.51	7.399	368	79.60	641	40.58
14.500 - 14.999	203	58,974,768.95	22.13	7.838	372	79.36	637	40.75
15.000 - 15.499	146	36,975,655.95	13.87	8.232	366	80.98	638	41.69
15.500 - 15.999	181	42,266,581.40	15.86	8.763	378	82.12	632	41.48
16.000 - 16.499	85	21,193,022.24	7.95	9.238	371	85.13	622	41.42
16.500 - 16.999	69	13,173,481.56	4.94	9.736	367	85.53	626	40.19
17.000 - 17.499	36	7,828,034.61	2.94	10.165	372	87.35	602	37.12
17.500 - 17.999	21	3,889,353.93	1.46	10.706	358	88.21	595	41.07
18.000 - 18.499	10	2,325,848.50	0.87	11.196	370	87.61	622	37.11
18.500 - 18.999	6	1,185,803.17	0.44	11.659	357	92.05	591	35.98
19.000 - 19.499	4	1,242,711.36	0.47	12.081	421	87.82	586	36.76
19.500 - 19.999	1	352,643.07	0.13	12.625	357	100.00	636	49.88
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	9	$3,458,607.84	1.30%	7.441%	357	80.36%	646	45.73%
1.500	852	230,885,157.97	86.62	8.211	370	81.31	633	40.81
2.000	4	814,147.33	0.31	8.127	357	77.74	634	44.20
3.000	133	31,392,387.70	11.78	8.222	367	79.65	626	41.49
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	121	$30,604,431.92	11.48%	8.099%	365	79.74%	631	41.64%
1.500	877	235,945,868.92	88.52	8.216	370	81.27	633	40.88
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	5	$1,967,801.93	0.74%	7.908%	357	83.18%	668	42.79%
4 - 6	2	879,552.79	0.33	6.620	358	76.09	647	50.57
16 - 18	11	2,303,746.72	0.86	7.799	371	79.43	632	44.77
19 - 21	493	125,918,544.72	47.24	8.164	363	81.40	635	40.76
22 - 24	438	123,102,575.98	46.18	8.293	376	81.08	630	41.07
28 - 30	2	540,935.22	0.20	8.346	354	80.00	636	49.21
31 - 33	29	6,101,068.13	2.29	8.539	360	78.64	627	40.22
34 - 36	16	5,416,151.60	2.03	7.211	366	79.17	644	40.81
58 - 60	2	319,923.75	0.12	7.450	359	61.01	584	20.00
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	212-834-5139	Brian McDonald	212-834-4154
	Paul White	212-834-5440	Andy Cherna	212-834-4154
	Tom Roh	212-834-5936	Randall Outlaw	212-834-4154
	Jamie Gordon	212-834-5409	Melissa Traylor	212-834-4154
	Kathryn Bauer	212-834-9986
	Shilla Kim-Parker	212-834-5006
Asset-Backed Trading
Structuring	Vikas Garg	212-834-9593	Peter Basso	212-834-3720
	Haroon Jawadi	212-834-5308	Maria Lopes	212-834-3720
	Kavitha Vignarajah	212-834-5399	Vikas Sarna	212-834-3720
	Alex Louis-Jeune	212-834-5033	Nick Sykes	212-834-3720
	Alissa Smith	212-834-5432
	Steven Wang	212-834-5833
Structuring/ Home Equity Trading
			Robert Miller	212-834-2428
			Raj Kothari	212-834-3339
			Kevin Lynn	212-834-2394
			Osmin Rivera	212-834-2151

Rating Agency Contacts

Standard & Poor’s

Moody’s

Fitch

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor

J.P. Morgan Mortgage Acquisition Trust 2006-CW2

Asset Backed Pass-Through Certificates, Series 2006-CW2

$410,588,000 (Approximate)

Subject to Revision

July [31], 2006 – Free Writing Prospectus for Class AV-1

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Free Writing Prospectus

$410,588,000

(Approximate)

J.P. Morgan Mortgage Acquisition Trust 2006-CW2

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

Countrywide Home Loans, Inc.

Originator

Countrywide Home Loans Servicing LP

Servicer

Wells Fargo Bank, N.A.

Master Servicer and Securities Administrator

U.S. Bank National Association

Trustee

Asset Backed Pass-Through Certificates, Series 2006-CW2

July [31], 2006

Expected Timing:	Pricing Date:	On or about August [3], 2006
	Closing Date:	On or about August [8], 2006
	First Payment Date:	August 25, 2006, or first business day thereafter

Structure:	Bond Structure	$1,016,056,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Preliminary Term Sheet

Date Prepared: July [31], 2006

$410,588,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Trust 2006-CW2

	Principal	WAL (Years)	Principal Pymt Window	Expected Rating	Assumed Final	Certificate Rate /
Class(2,7,8)	Amount ($)(1)	Call/Mat(5)	(Months) Call/Mat(5)	(Moody’s/S&P/Fitch)	Distribution Date (6)	Certificate Type(3,4)
AF-1	51,612,000	Not Marketed Hereby		Aaa/AAA/AAA	January 2036	Fltg Rate Group I Senior Sequential
AF-2	15,623,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-3	28,510,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-4	12,919,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-5	17,117,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior Sequential
AF-6	13,976,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fixed Rate Group I Senior NAS
MF-1	10,501,000	Not Marketed Hereby		Aa2/AA/AA	August 2036	Fixed Rate Subordinate
MF-2	7,963,000	Not Marketed Hereby		A2/A/A	August 2036	Fixed Rate Subordinate
MF-3	4,463,000	Not Marketed Hereby		Baa1/BBB+/BBB+	August 2036	Fixed Rate Subordinate
MF-4	2,012,000	Not Marketed Hereby		Baa2/BBB/BBB	August 2036	Fixed Rate Subordinate
MF-5	1,400,000	Not Marketed Hereby		Baa3/BBB-/BBB-	August 2036	Fixed Rate Subordinate
MF-6	1,750,000	Not Marketed Hereby		Ba1/BB+/BB+	August 2036	Fixed Rate Subordinate
AV-1	410,588,000	2.14 / 2.31	1 – 87 / 1 - 197	Aaa/AAA/AAA	August 2036	Fltg Rate Group II Senior
AV-2	155,056,000	Not Marketed Hereby		Aaa/AAA/AAA	November 2029	Fltg Rate Group III Senior Sequential
AV-3	22,720,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group III Senior Sequential
AV-4	66,191,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group III Senior Sequential
AV-5	27,447,000	Not Marketed Hereby		Aaa/AAA/AAA	August 2036	Fltg Rate Group III Senior Sequential
MV-1	32,539,000	Not Marketed Hereby		Aa1/AA+/AA+	August 2036	Fltg Rate Subordinate
MV-2	29,461,000	Not Marketed Hereby		Aa2/AA/AA	August 2036	Fltg Rate Subordinate
MV-3	17,588,000	Not Marketed Hereby		Aa3/AA-/AA-	August 2036	Fltg Rate Subordinate
MV-4	15,390,000	Not Marketed Hereby		A1/A+/A+	August 2036	Fltg Rate Subordinate
MV-5	14,510,000	Not Marketed Hereby		A2/A/A	August 2036	Fltg Rate Subordinate
MV-6	14,070,000	Not Marketed Hereby		A3/A-/A-	August 2036	Fltg Rate Subordinate
MV-7	12,751,000	Not Marketed Hereby		Baa1/BBB+/BBB+	August 2036	Fltg Rate Subordinate
MV-8	11,432,000	Not Marketed Hereby		Baa2/BBB/BBB	August 2036	Fltg Rate Subordinate
MV-9	8,354,000	Not Marketed Hereby		Baa3/BBB-/BBB-	August 2036	Fltg Rate Subordinate
MV-10	10,113,000	Not Marketed Hereby		Ba1/BB+/BB+	August 2036	Fltg Rate Subordinate
Total:	1,016,056,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates are backed primarily by the cash flows from the Group I Mortgage Loans (as defined herein).  The Class AV-1 Certificates are backed primarily by the cash flows from the Group II Mortgage Loans (as defined herein).  The Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein).  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class MV-10 Certificates are backed primarily by the cash flows from the Group II and the Group III Mortgage Loans.

(3)

On the first Distribution Date after the first possible Optional Termination Date, (x) the margins on the Floating Rate Senior Certificates will double, (y) the related certificate rates on the Fixed Rate Certificates will increase by 0.50% and (z) the margins on the Subordinate Certificates will increase by 1.5 times the original margins.

(4)

The Offered Certificates will be subject to the applicable rate cap as described herein.

(5)

Calculated assuming the “Pricing Prepayment Speed”, as described herein.

(6)

The final scheduled distribution date for each class of offered certificates, other than the Class AF-1 Certificates and the Class AV-2 Certificates, is the distribution date 360 payment dates after the initial Distribution Date. The final scheduled distribution date for the Class AF-1 Certificates and the Class AV-2 Certificates is the maturity date, calculated assuming zero prepays, plus one month.

(7)

The Class MF-6 and MV-10 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Information presented herein for the Class MF-6 and MV-10 Certificates is solely to assist purchasers of the Offered Certificates.

(8)

Approximately 7.86% of the mortgage loans have 40 year original terms to maturity.  With respect to such loans, the issuer will establish a reserve account under the pooling agreement, in which a portion of collections will be deposited in an amount, together with other amounts available on such date, sufficient to retire the certificates on the final scheduled distribution date.

Issuing Entity:

J.P. Morgan Mortgage Acquisition Trust 2006-CW2, a New York common law trust

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

Countrywide Home Loans, Inc.

Servicer:

Countrywide Home Loans Servicing LP

Master Servicer:

Wells Fargo Bank, N.A.

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

Wells Fargo Bank, N.A.

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

J.P. Morgan Trust Company, National Association

Senior Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the “Group I Senior Certificates”), the Class AV-1 Certificates (the “Group II Senior Certificates”) and the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates (collectively, the “Group III Senior Certificates”).

Group I

Subordinate Certificates:

The Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates.

Group II and III

Subordinate Certificates:

The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class MV-10 Certificates.

Group I Certificates:

The Group I Senior Certificates and the Group I Subordinate Certificates.

Group II and III Certificates:

The Group II and Group III Senior Certificates, and the Group II and Group III Subordinate Certificates.

Fixed Rate Certificates:

The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates.

Floating Rate Certificates:

The Class AF-1, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9 and Class MV-10 Certificates.

Offered Certificates:

The Class AV-1Certificates.

Non-Offered Certificates:

The AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class MV-10, Class C, Class P and Class R Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

July 1, 2006

Expected Pricing Date:

On or about August [3], 2006

Expected Closing Date:

On or about August [8], 2006

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) beginning in August 2006.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, provided the investors meet the requirements of certain investor-based exemptions as described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.50% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related collection period.

Master Servicing Fee:

0.01% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related collection period.  The Master Servicer will be responsible for paying the fees of the Securities Administrator.

Custodian Fee:

A fee payable in accordance with an agreement between the Custodian and the Seller.

Administrative Fee:

The total of the Servicing Fee, the Custodian Fee and the Master Servicing Fee.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

100% PPC, or 20HEP, or 2% - 20% CPR over 10 months, and remaining constant at 20% CPR in month 11 and thereafter

ARM Loans:

100% PPC, which is a ramp starting at 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 50% CPR from month 25 until month 28, decreasing 1/6th of 15% CPR for each month thereafter, decreasing to 35% CPR in month 34 and remaining constant at 35% CPR from month 35 and thereafter; provided, however, the prepayment rate will not exceed 90% CPR in any period for any given percentage of Pricing Prepayment Speed

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,054,461,879, of which: (i) approximately $175,025,567 consisted of a pool of fixed-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group I Mortgage Loans”), (ii) approximately $529,451,338 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac balance limitations (the “Group II Mortgage Loans”), and (iii) approximately $349,984,974 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac or Fannie Mae balance limitations (the “Group III Mortgage Loans” and together with the Group I and Group II Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Credit Comeback Loans:

Certain of the fixed rate mortgage loans will include “Credit Comeback Loans” that provide borrowers the potential of four Mortgage Rate reductions of 0.375% per annum  on the current mortgage rate for good payment history during any one or more of the first four consecutive twelve-month periods following the origination date of the loan.  For purposes of all payments made on the certificates, including the calculation of net WAC as well as other calculations, the mortgage rate on each credit comeback loan will be deemed to be reduced by 0.375% on the due date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history.  Any interest received in excess of the interest received as a result of this deemed reduction, will be treated as Net Monthly Excess Cashflow.  It is expected that no more than approximately 5.83% of the mortgage loans will be credit comeback loans.

40 Year Loans:

Approximately 7.86% of the mortgage loans have 40 year original terms to maturity. With respect to such loans, the issuer will establish a reserve account under the pooling agreement, in which on each distribution date, a portion of interest collections will be deposited in an account, together with other amounts available on such date, sufficient to retire the certificates on the final scheduled distribution date.

Silent Seconds:

The mortgaged properties relating to approximately 27.62% of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the aggregate mortgage loans, including the Silent Seconds, is approximately 84.62%.

Interest Accrual:

Interest will accrue on the Certificates at the applicable Pass-Through Rate.

Interest on the Floating Rate Certificates will accrue initially from the Closing Date to, but excluding the first Distribution Date, and thereafter, from the prior Distribution Date to, but excluding the applicable Distribution Date, on an Actual/360 basis.

Interest on the Fixed Certificates will accrue from and including the first day of the calendar month preceding the applicable Distribution Date up to and including the last day of such month, on a 30/360 basis.

Pass-Through Rate:

For any Distribution Date, the Pass-Through Rate on the Floating Rate Certificates will be a per annum rate equal to the least of (i) One-Month LIBOR plus the applicable certificate margin, (ii) the related Net WAC Cap and (iii) the related Maximum Rate Cap.

On each Distribution Date, interest on the Fixed Rate Certificates will accrue at a per annum rate equal to the lesser of (x) their respective fixed rate coupons and (y) the Group I Net WAC Cap

Coupon Step-Up:

After the Optional Termination Date, if the right to terminate the Trust has not been exercised, the certificate margins or certificate rates as applicable with respect to the Certificates on any then outstanding Certificates will increase in accordance with the following table:

Certificates	After Optional Termination
Senior Certificates (Floating)	2.0x the Applicable Margin
Fixed Rate Certificates	0.50% per annum
Subordinate Certificates (Floating)	1.5x the Applicable Margin

Group I

Net WAC Cap:

In regards to the Group I Certificates, for any Distribution Date, a per annum rate equal to 12 times the quotient of (x) (i) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, plus, in the case of the Class AF-1 Certificates only, any amounts received under the Class AF-1 Cap Agreement, less (ii) any related Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, and additionally in the case of the Class AF-1 Certificates only, multiplied by the quotient of 30 divided by the actual number of days in the related interest accrual period.

Group II and Group III

Net WAC Cap:

In regards to the Group II and Group III Certificates, for any Distribution Date, a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II and Group III Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the Group II and Group III Mortgage Loans as of the first day of the related collection period, multiplied by the quotient of 30 divided by the actual number of days in the related interest accrual period.

Group I Maximum Rate Cap:

In regards to the Group I Certificates, the Group I Net WAC Cap.

If investor interest payments are limited by the Group I Maximum Rate Cap, they will not be reimbursed.

Group II and Group III

Maximum Rate Cap:

In regards to the Group II and Group III Certificates, the per annum rate equal to the excess of (A) the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans multiplied by 12 over (B) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans, multiplied by the quotient of 360 divided by the actual number of days in the related interest accrual period.

If investor interest payments are limited by the Group II and Group III Maximum Rate Cap, they will not be reimbursed.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the pass-through rate on any class of Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class of Certificates had not been so limited by the related Net WAC Cap, up to but not exceeding the related Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates, together with accrued interest at the related pass-through rate, will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Cap Amount:

For any Distribution Date and Class of Certificates, an amount calculated by multiplying the related Certificate principal balance by the related Maximum Rate Cap, divided by 360 and multiplied by (a) 30, in the case of the Fixed Rate Certificates, or (b) the actual number of days in the related accrual period in the case of the Floating Rate Certificates.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related Fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month in which it is received. The Servicer or the Master Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent such amounts paid do not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, neither the Servicer nor the Master Servicer will not cover Prepayment Interest Shortfalls on simple interest loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider, in the case of the Group II and Group III Certificates

3)  Payments received from the Class AF-1 Cap Agreement

4) Overcollateralization Amount

5) Subordination

Group I Excess Cashflow:

In regards to the Group I Certificates, for any Distribution Date, the sum of (x) any Group I Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, over the sum of (i) the monthly interest accrued and any unpaid interest on the Group I Senior Certificates and the monthly interest accrued on the Group I Subordinate Certificates, and (ii) the Group I principal remittance amount.

Group II and Group III

Excess Cashflow:

In regards to the Group II and Group III Certificates, for any Distribution Date, the sum of (x) any Group II and Group III Overcollateralization Reduction Amount and (y) the excess of the amount on deposit in the collection account that is available to be distributed on the related Distribution Date, net of any Net Swap Payment or Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Group II and Group III Senior Certificates and the monthly interest accrued on the Group II and Group III Subordinate Certificates, and (ii) the Group II and Group III principal remittance amount.

Group I

Overcollateralization

Amount:

The “Group I Overcollateralization Amount” (or “Group I O/C”) is equal to the excess of the aggregate principal balance of the Group I Mortgage Loans over the aggregate principal balance of the Group I Certificates and a pro rata share of the Class P Certificates.  On the Closing Date, the Group I O/C will be equal to approximately 4.10% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.  To the extent the Group I O/C is reduced below the Group I Overcollateralization Target Amount, Group I Excess Cashflow, and to a limited extent Group II and Group III Excess Cashflow, will be used to pay principal on the Group I Certificates until the Group I Overcollateralization Target Amount is reached.

Group II and Group III

Overcollateralization

Amount:

The “Group II and Group III Overcollateralization Amount” (or “Group II and Group III O/C”) is equal to the excess of the aggregate principal balance of the Group II and Group III Mortgage Loans over the aggregate principal balance of the Group II and Group III Certificates and a pro rata share of the Class P Certificates.  On the Closing Date, the Group II and Group III O/C will be equal to approximately 3.55% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date.  To the extent the Group II and Group III O/C is reduced below the Group II and Group III Overcollateralization Target Amount, Group II and Group III Excess Cashflow, and to a limited extent Group I Excess Cashflow, will be used to pay principal on the Group II and Group III Certificates until the Group II and Group III Overcollateralization Target Amount is reached.

Group I

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the related principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Group I Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the related principal remittance amount on such Distribution Date has been distributed) over (ii) the Group I Overcollateralization Target Amount for such Distribution Date.

Group II and Group III

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the related principal remittance amount for such Distribution Date and (B) the excess, if any, of (i) the Group II and Group III Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the related principal remittance amount on such Distribution Date has been distributed) over (ii) the Group II and Group III Overcollateralization Target Amount for such Distribution Date.

Group I

Overcollateralization

Target Amount:

Prior to the Group I Stepdown Date, the “Group I Overcollateralization Target Amount” will be approximately 4.10% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

On or after the Group I Stepdown Date, the Group I Overcollateralization Target Amount will be approximately 8.20% of the aggregate principal balance of the Group I Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the current Distribution Date, the Group I Overcollateralization Target Amount shall be equal to the Group I Overcollateralization Target Amount in effect for the previous Distribution Date.

Group II and Group III

Overcollateralization

Target Amount:

Prior to the Group II and Group III Stepdown Date, the “Group II and Group III Overcollateralization Target Amount” will be approximately 3.55% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date.

On or after the Group II and Group III Stepdown Date, the Group II and Group III Overcollateralization Target Amount will be approximately 7.10% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the end of the related collection period, subject to a floor equal to 0.50% of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the current Distribution Date, the Group II and Group III Overcollateralization Target Amount shall be equal to the Group II and Group III Overcollateralization Target Amount in effect for the previous Distribution Date.

Group I Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Group I Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in August 2009 and

(y) the first Distribution Date on which the Group I Senior Credit Enhancement Percentage  is greater than or equal to approximately 40.30%.

Group II and Group III

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Group II and Group III Senior Certificates has been reduced to zero; and

(ii)  the later to occur of

  (x)  the Distribution Date occurring in August 2009 and

(y) the first Distribution Date on which the Group II and Group III Senior Credit Enhancement Percentage  is greater than or equal to approximately 44.90%.

Group I Senior Credit

Enhancement Percentage:

The “Group I Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Group I Subordinate Certificates and (b) the Group I Overcollateralization Amount divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the end of the related Due Period.

Group II and Group III

Senior Credit Enhancement

Percentage:

The “Group II and Group III Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Group II and Group III Subordinate Certificates and (b) the Group II and Group III Overcollateralization Amount divided by (ii) the aggregate principal balance of the Group II and Group III Mortgage Loans as of the end of the related Due Period.

Group I Trigger Event:

A “Group I Trigger Event” is in effect on any Distribution Date on or after the Group I Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 39.70% of the current Group I Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the related distribution date, as a percentage of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date are greater than:

Distribution Date	Percentage
August 2008 – July 2009	[1.10]%
August 2009 – July 2010	[2.55]%
August 2010 – July 2011	[4.30]%
August 2011 – July 2012	[5.70]%
August 2012 and thereafter	[6.50]%

Group II and Group III

Trigger Event:

A “Group II and Group III Trigger Event” is in effect on any Distribution Date on or after the Group II and Group III Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 35.63% of the current Group II and Group III Senior Credit Enhancement Percentage or (ii) cumulative realized losses, as of the related distribution date, as a percentage of the aggregate principal balance of the Group II and Group III Mortgage Loans as of the Cut-off Date are greater than:

Distribution Date	Percentage
August 2008 – July 2009	[1.60]%
August 2009 – July 2010	[3.60]%
August 2010 – July 2011	[5.70]%
August 2011 – July 2012	[7.40]%
August 2012 and thereafter	[8.00]%

Group I

Target Credit Support

Percentages:

	Initial Credit Support	On or After Stepdown Date Target Support
Senior Certificates	20.15%	40.30%
MF-1	14.15%	28.30%
MF-2	9.60%	19.20%
MF-3	7.05%	14.10%
MF-4	5.90%	11.80%
MF-5	5.10%	10.20%
MF-6	4.10%	8.20%

Group II and Group III

Target Credit Support

Percentages:

	Initial Credit Support	On or After Stepdown Date Target Support
Senior Certificates	22.45%	44.90%
MV-1	18.75%	37.50%
MV-2	15.40%	30.80%
MV-3	13.40%	26.80%
MV-4	11.65%	23.30%
MV-5	10.00%	20.00%
MV-6	8.40%	16.80%
MV-7	6.95%	13.90%
MV-8	5.65%	11.30%
MV-9	4.70%	9.40%
MV-10	3.55%	7.10%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Group I or Group II and III Excess Cashflow (in the case of Group II and Group III, including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Group I or Group II  and Group III Overcollateralization Amount.  Following the reduction of the Group I or Group II and Group III Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order to the related Subordinate Certificates.

To a limited extent, as described below, excess cashflow from the unrelated group may also be available to absorb such losses.

Realized Losses will not be allocated to any of the Senior Certificates.

Available Funds:

With respect to any Distribution Date, will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable in respect of expenses and indemnification as described in the Pooling Agreement and, in the case of the Group II and Group III Certificates only, amounts reimbursable to the Swap Provider, including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any such payments due to a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement):

1)

the aggregate amount of scheduled monthly payments on the related Mortgage Loans due during the related Due Period and received by the related determination date, after deduction of the Administrative Fee and any prepayment interest excess for such Distribution Date and any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates;

2)

unscheduled full and partial prepayments for such Mortgage Loans occurring during the related prepayment period (excluding prepayment premiums) and insurance proceeds, condemnation proceeds, net liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the calendar month preceding the month of such Distribution Date; and

3)

payments from the Servicer in connection with advances and compensating interest for such Distribution Date.

Group I Principal Paydown:

Group I Senior Certificates:

1)

Principal allocable to the Group I Certificates will be distributed, sequentially, first to the Class AF-6 Certificates (up to the Class AF-6 Lockout Distribution Amount), then to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero, provided, however, if the aggregate certificate balance of the Group I Subordinate Certificates has been reduced to zero and the Group I O/C is equal to zero, distributions to the Group I Certificates shall be made on a pro rata basis, based on the outstanding certificate principal balance.

In certain limited circumstances, as described in the prospectus supplement, principal may be distributed to the Group I Certificates from the unrelated loan group, to the extent not received from the related loan group.

1)

Prior to the Group I Stepdown Date or if a Group I Trigger Event is in effect, 100% of the related principal will be paid to the Group I Senior Certificates, provided, however, if the Group I Senior Certificates have been retired, principal will be applied sequentially, in order of seniority, to the Group I Subordinate Certificates until retired.

2)

On or after the Group I Stepdown Date and if a Group I Trigger Event is not in effect, the Group I Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, such that their related Group I Target Credit Support Percentages are reached.

“Class AF-6 Lockout Distribution Amount” means, for any Distribution Date, the product of (x) the Class AF-6 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-6 Pro Rata Distribution Amount for that Distribution Date.  In no event shall the Class AF-6 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for the Group I Senior Certificates for that Distribution Date or the certificate principal balance of the Class AF-6 Certificates immediately prior to that Distribution Date.

“Class AF-6 Pro Rata Distribution Amount” means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group I Senior Certificates immediately prior to that Distribution Date and (y) the senior principal distribution amount for the Group I Certificates for that Distribution Date.

“Class AF-6 Lockout Distribution Percentage” means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

Distribution Dates	Lockout Percentage
August 2006 through and including July 2009	0%
August 2009 through and including July 2011	45%
August 2011 through and including July 2012	80%
August 2012 through and including July 2013	100%
August 2013 and thereafter	300%

Group II and Group III

Principal Paydown:

Group II and Group III Senior Certificates:

1)

Principal allocable to the Group II Senior Certificates will be distributed to the Class AV-1 Certificates until its certificate principal balance is paid to zero.

2)

Principal allocable to the Group III Senior Certificates will be distributed sequentially to the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the Group II and Group III Subordinate Certificates has been reduced to zero and the Group II and Group III O/C is equal to zero, distributions to the Group III Certificates shall be made on a pro rata basis, based on the related certificate principal balance.

In certain limited circumstances, as described in the prospectus supplement, principal may be distributed to the Senior Certificates from the unrelated loan group to the extent not received from the related loan group.

3)

Prior to the Group II and Group III Stepdown Date or if a Group II and Group III Trigger Event is in effect, 100% of principal will be paid to the Group II and Group III Senior Certificates based on principal collected on the related loan group, provided, however, if the Group II and Group III Senior Certificates have been retired, principal will be applied sequentially in order of seniority, to the Group II and Group III Subordinate Certificates until retired.

4)

On or after the Group II and Group III Stepdown Date and if a Group II and Group III Trigger Event is not in effect, the Group II and Group III Certificates will be entitled to receive payments of principal, as described under “Priority of Distributions” below, such that their related Group II and Group III Target Credit Support Percentages are reached.

Group I Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

In regards to loans with forty year original terms to maturity, to the final maturity reserve fund, the required deposit amount, if any, for such Distribution Date.

From Group I Available Funds, to pay any fees and expenses of the Trust, including payments, reimbursements and indemnities of the Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Custodian.

From Group I Available Funds, to pay interest on the related Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the related Subordinate Certificates, sequentially.

From Group I Available Funds, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above.

From Group I Available Funds, to pay principal on the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group I Excess Cashflow, if any, to pay any current Realized Losses to the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group I Excess Cashflow, if any, to the related Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Group I Certificates to the extent necessary to maintain the required Group I Overcollateralization Target Amount.

From Group I Excess Cashflow, if any, to pay unpaid interest shortfall amounts to the related Subordinate Certificates, sequentially.

From Group I Excess Cashflow, if any, sequentially to the related Subordinate Certificates any Allocated Realized Loss Amounts.

From Group I Excess Cashflow, to the Group I  Net WAC Reserve Fund if any, to pay the related Net WAC Cap Carryover Amount on the related Senior and related Subordinate Certificates in the same order of priority as described below.  See “Net WAC Cap Carryover Reserve Amount”.

From Group I Excess Cashflow, if any, to pay first the related Senior Certificates pro rata and then the related Subordinate Certificates sequentially any net prepayment interest shortfalls.

From Group I Excess Cashflow, if any, to pay first the related Senior Certificates pro rata and then the related Subordinate Certificates sequentially, any Relief Act Shortfalls.

From Group I Excess Cashflow, if any, certain reimbursements to the transaction parties.

From Group I Excess Cashflow, if any, as an additional payment of principal to the Group II and Group III Certificates to the extent necessary to maintain the Group II and Group III Overcollateralization Target Amount and not covered by Group II and Group III Excess Cashflow.

From Group I Excess Cashflow, if any, to the Group II and Group III Subordinate Certificates, sequentially based on the related Allocated Realized Loss Amount for those classes, remaining undistributed after application of the Group II and Group III Excess Cashflow.

From Group I Excess Cashflow, if any, to pay any remaining amount to the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Group II and Group III

Priority of Distributions:

On each Distribution Date, distributions will be made as follows:

In regards to loans with forty year original terms to maturity, to the final maturity reserve fund, the required deposit amount, if any, for such Distribution Date.

From Group II and Group III Available Funds, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement)) owed to the Swap Provider and other fees and expenses of the Trust, including payments, reimbursements and indemnities of the Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Custodian.

From Group II and Group III Available Funds for the related loan group, to pay interest on the related Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then from Available Funds from the related loan groups to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the related Subordinate Certificates, sequentially.

From Group II and Group III Available Funds for the related loan group, to pay principal on the related Senior Certificates, in accordance with the principal payment provisions described above.

From Group II and Group III Available Funds, to pay principal on the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group II and Group III Excess Cashflow, if any, to pay any current Realized Losses to the related Subordinate Certificates, in accordance with the principal payment provisions described above.

From Group II and Group III Excess Cashflow, if any, to the related Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the related Certificates to the extent necessary to maintain the required Group II and Group III Overcollateralization Target Amount.

From Group II and Group III Excess Cashflow, if any, to pay unpaid interest shortfall amounts to the related Subordinate Certificates, sequentially.

From Group II and Group III Excess Cashflow, if any, sequentially to the related Subordinate Certificates any Allocated Realized Loss Amounts.

From Group II and Group III Excess Cashflow, to the Group II and Group III Net WAC Reserve Fund if any, to pay the Net WAC Cap Carryover Amount on the related Senior and the related Subordinate Certificates in the same order of priority as described below.  See “Net WAC Cap Carryover Reserve Amount”.

From Group II and Group III Excess Cashflow, if any, to pay first the related Senior Certificates pro rata and then the related Subordinate Certificates sequentially, any Relief Act Shortfalls.

From Group II and Group III Excess Cashflow, if any, certain reimbursements to the transaction parties.

From Group II and Group III Excess Cashflow, if any, to pay the Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Group II and Group III Excess Cashflow, if any, as an additional payment of principal to the Group I Certificates to the extent necessary to maintain the Group I Overcollateralization Target Amount and not covered by Group I Excess Cashflow.

From Group II and Group III Excess Cashflow, if any, to the Group I Subordinate Certificates, sequentially based on the related Allocated Realized Loss Amount for those classes, remaining undistributed after application of the Group I Excess Cashflow.

From Group II and Group III Excess Cashflow, if any, to pay any remaining amount to the Class C and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Swap Agreement:

On the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of       $838,103,322.76.  Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to [5.550]% per annum on the notional amount, as set forth in the Swap Agreement, to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement, from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  The Swap Agreement will benefit only the Group II and Group III Certificates (see attached schedule).

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

On each Distribution Date, distributions will be made as follows:

From the Swap Account, to pay any current Realized Losses to the Group II and III Certificates, in accordance with the principal payment provisions described above.

From the Swap Account, to pay any principal first, to the related Group II and Group III Senior Certificates, pro rata, and second, to the Group II and Group III Subordinate Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Group II and Group III Overcollateralization Target Amount.

From the Swap Account, to pay any unpaid interest on the Group II and Group III Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date; then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Group II and Group III Subordinate Certificates, sequentially.

From the Swap Account to pay first the Group II and Group III Senior Certificates concurrently and then the Group II and Group III Subordinate Certificates sequentially any net prepayment interest shortfalls.

From the Swap Account, to pay the Net WAC Cap Carryover Amount on the Group II and Group III Certificates remaining unpaid in the same order of priority as described below.

From the Swap Account to pay first the Group II and Group III Senior Certificates, pro rata, and then the Group II and Group III Subordinate Certificates, sequentially, and any Relief Act Shortfalls.

From the Swap Account certain reimbursements to the transaction parties.

From the Swap Account sequentially to the Group II and Group III Subordinate Certificates, any Allocated Realized Loss Amounts.

Class AF-1 Cap Agreement:

Amounts received from the Class AF-1 Cap Agreement will go to reimburse any Class AF-1 Net WAC Cap Carryover Amounts remaining after application of the Group I Excess Cashflow.

Group I Net WAC Cap

Carryover Reserve Account:

Amounts deposited in the Group I Net WAC Cap Carryover Reserve Account, if any, will be distributed to the Senior and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts distributed in the following order of priority:

i)

to the related Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class MF-1 Certificates.

iii)

to the Class MF-2 Certificates.

iv)

to the Class MF-3 Certificates.

v)

to the Class MF-4 Certificates.

vi)

to the Class MF-5 Certificates.

vii)

to the Class MF-6 Certificates.

Group II and Group III

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Group II and Group III Net WAC Cap Carryover Reserve Account, if any, will be distributed to the Senior and Subordinate Certificates, to reimburse any related unpaid Net WAC Cap Carryover Amounts distributed in the following order of priority:

i)

to the related Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class MV-1 Certificates.

iii)

to the Class MV-2 Certificates.

iv)

to the Class MV-3 Certificates.

v)

to the Class MV-4 Certificates.

vi)

to the Class MV-5 Certificates.

vii)

to the Class MV-6 Certificates.

viii)

to the Class MV-7 Certificates.

ix)

to the Class MV-8 Certificates.

x)

to the Class MV-9 Certificates.

xi)

to the Class MV-10 Certificates.

 Group II and Group III Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
August 25, 2006	838,103,322.76	November 25, 2008	103,322,371.92
September 25, 2006	824,328,225.93	December 25, 2008	99,744,356.28
October 25, 2006	807,796,508.89	January 25, 2009	96,377,060.33
November 25, 2006	785,668,517.72	February 25, 2009	93,141,403.05
December 25, 2006	759,103,440.58	March 25, 2009	89,968,793.09
January 25, 2007	734,892,072.05	April 25, 2009	86,738,922.76
February 25, 2007	718,381,756.63	May 25, 2009	79,893,779.04
March 25, 2007	689,512,823.10	June 25, 2009	76,373,174.92
April 25, 2007	659,039,830.85	July 25, 2009	74,072,946.63
May 25, 2007	627,319,252.36	August 25, 2009	71,841,833.55
June 25, 2007	596,290,707.64	September 25, 2009	69,677,753.57
July 25, 2007	566,789,881.96	October 25, 2009	67,578,687.98
August 25, 2007	538,742,514.70	November 25, 2009	65,542,679.49
September 25, 2007	512,074,723.94	December 25, 2009	63,567,830.29
October 25, 2007	486,716,456.34	January 25, 2010	61,652,300.23
November 25, 2007	462,601,286.52	February 25, 2010	59,794,305.00
December 25, 2007	439,666,227.00	March 25, 2010	57,992,114.44
January 25, 2008	417,851,548.14	April 25, 2010	56,145,385.85
February 25, 2008	397,100,607.56	May 25, 2010	54,320,149.25
March 25, 2008	377,113,590.03	June 25, 2010	52,549,276.25
April 25, 2008	356,400,284.27	July 25, 2010	50,831,565.09
May 25, 2008	187,503,637.65	August 25, 2010	49,165,456.15
June 25, 2008	103,933,478.19	September 25, 2010	47,549,399.32
July 25, 2008	103,933,478.18	October 25, 2010	45,981,891.33
August 25, 2008	103,933,478.18	November 25, 2010	44,461,474.30
September 25, 2008	103,933,478.19	December 25, 2010	42,986,734.38
October 25, 2008	103,933,478.19	January 25, 2011	41,556,300.37

Group II and Group III Net WAC Cap and Effective Rate Schedule

Period	Payment Date	Group II & III	Group II & III	Period	Payment Date	Group II & III	Group II & III
		No Swap	With Swap			No Swap	With Swap
		Effective Rate(%)(1,2,3)	Effective Rate(%)(1,2,4)			Effective Rate(%)(1,2,3)	Effective Rate(%)(1,2,4)
1	August 25, 2006	13.70	27.47	45	April 25, 2010	10.76	14.23
2	September 25, 2006	7.51	21.37	46	May 25, 2010	11.42	14.83
3	October 25, 2006	7.76	21.34	47	June 25, 2010	11.18	14.62
4	November 25, 2006	7.51	21.08	48	July 25, 2010	11.53	14.91
5	December 25, 2006	7.77	20.94	49	August 25, 2010	11.13	14.54
6	January 25, 2007	7.52	20.68	50	September 25, 2010	11.10	14.50
7	February 25, 2007	7.52	20.67	51	October 25, 2010	11.44	14.78
8	March 25, 2007	8.32	20.74	52	November 25, 2010	11.09	14.45
9	April 25, 2007	7.52	20.20	53	December 25, 2010	11.44	14.75
10	May 25, 2007	7.76	20.03	54	January 25, 2011	11.04	14.37
11	June 25, 2007	7.51	19.67	55	February 25, 2011	11.01	11.01
12	July 25, 2007	7.76	19.51	56	March 25, 2011	12.16	12.16
13	August 25, 2007	7.51	19.15	57	April 25, 2011	10.96	10.96
14	September 25, 2007	7.51	18.90	58	May 25, 2011	11.31	11.31
15	October 25, 2007	7.76	18.77	59	June 25, 2011	10.93	10.93
16	November 25, 2007	7.51	18.42	60	July 25, 2011	11.27	11.27
17	December 25, 2007	7.76	18.30	61	August 25, 2011	10.87	10.87
18	January 25, 2008	7.51	17.95	62	September 25, 2011	10.85	10.85
19	February 25, 2008	7.51	17.72	63	October 25, 2011	11.18	11.18
20	March 25, 2008	8.03	17.76	64	November 25, 2011	10.79	10.79
21	April 25, 2008	7.52	17.23	65	December 25, 2011	11.12	11.12
22	May 25, 2008	8.51	13.70	66	January 25, 2012	10.73	10.73
23	June 25, 2008	8.58	11.62	67	February 25, 2012	10.70	10.70
24	July 25, 2008	8.85	11.99	68	March 25, 2012	11.41	11.41
25	August 25, 2008	8.55	11.88	69	April 25, 2012	10.64	10.64
26	September 25, 2008	8.54	12.02	70	May 25, 2012	10.97	10.97
27	October 25, 2008	8.81	12.41	71	June 25, 2012	10.59	10.59
28	November 25, 2008	9.06	12.84	72	July 25, 2012	10.91	10.91
29	December 25, 2008	9.65	13.38	73	August 25, 2012	10.53	10.53
30	January 25, 2009	9.32	13.11	74	September 25, 2012	10.50	10.50
31	February 25, 2009	9.30	13.09	75	October 25, 2012	10.82	10.82
32	March 25, 2009	10.29	13.91	76	November 25, 2012	10.44	10.44
33	April 25, 2009	9.29	13.04	77	December 25, 2012	10.76	10.76
34	May 25, 2009	10.18	13.69	78	January 25, 2013	10.39	10.39
35	June 25, 2009	10.12	13.63	79	February 25, 2013	10.36	10.36
36	July 25, 2009	10.44	13.90	80	March 25, 2013	11.44	11.44
37	August 25, 2009	10.09	13.59	81	April 25, 2013	10.30	10.30
38	September 25, 2009	10.07	13.57	82	May 25, 2013	10.62	10.62
39	October 25, 2009	10.40	13.85	83	June 25, 2013	10.24	10.24
40	November 25, 2009	10.59	14.08	84	July 25, 2013	10.56	10.56
41	December 25, 2009	11.21	14.66	85	August 25, 2013	10.19	10.19
42	January 25, 2010	10.83	14.31	86	September 25, 2013	10.16	10.16
43	February 25, 2010	10.80	14.28	87	October 25, 2013	10.47	10.47
44	March 25, 2010	11.94	15.28

(1) Assumes a swap strike rate of [5.550]%

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to and remain at 20.00%.

(3) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%, the indicated Net WAC Cap reflects no amounts paid to the Swap Counterparty.

(4) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Floating Rate Certificates and (ii)  the weighted average Net Mortgage Rate of the Group II and Group III Mortgage Loans plus (B) the net swap payment owed to the trust, if any, divided by the aggregate principal balance of the Group II and Group III Mortgage Loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class AV-1
WAL (yrs)	20.74	4.46	2.14	1.18	0.90
Principal Window (months)	1 - 352	1 - 174	1 - 87	1 - 30	1 - 23
# of months of principal payment	352	174	87	30	23

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class AV-1
WAL (yrs)	20.77	4.73	2.31	1.18	0.90
Principal Window (months)	1 - 360	1 - 321	1 - 197	1 - 30	1 - 23
# of months of principal payment	360	321	197	30	23

 GROUP II AND GROUP III EXCESS SPREAD (1,2)

Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD 1 Month LIBOR (%)	FWD 6 Month LIBOR (%)	Period	STATIC Excess Spread (%)	FORWARD Excess Spread (%)	FWD 1 Month LIBOR (%)	FWD 6 Month LIBOR (%)
1	4.60	4.60	5.394	5.558	46	4.67	4.61	5.451	5.524
2	2.18	2.18	5.468	5.552	47	4.53	4.47	5.454	5.528
3	2.19	2.19	5.509	5.548	48	4.65	4.59	5.456	5.530
4	2.18	2.18	5.507	5.536	49	4.50	4.43	5.465	5.534
5	2.21	2.20	5.507	5.517	50	4.48	4.41	5.467	5.534
6	2.19	2.18	5.481	5.499	51	4.60	4.53	5.468	5.536
7	2.19	2.19	5.455	5.474	52	4.45	4.38	5.471	5.537
8	2.26	2.25	5.444	5.454	53	4.57	4.51	5.472	5.539
9	2.19	2.19	5.440	5.432	54	4.42	4.35	5.474	5.539
10	2.21	2.21	5.397	5.407	55	4.39	4.30	5.474	5.539
11	2.19	2.19	5.394	5.386	56	4.91	4.83	5.475	5.533
12	2.23	2.23	5.348	5.365	57	4.35	4.26	5.476	5.526
13	2.20	2.21	5.330	5.346	58	4.51	4.42	5.478	5.519
14	2.20	2.21	5.312	5.328	59	4.32	4.21	5.478	5.510
15	2.24	2.26	5.296	5.313	60	4.48	4.38	5.478	5.502
16	2.21	2.23	5.278	5.294	61	4.28	4.22	5.433	5.494
17	2.26	2.29	5.261	5.277	62	4.26	4.20	5.432	5.492
18	2.22	2.25	5.244	5.260	63	4.42	4.36	5.431	5.491
19	2.22	2.26	5.227	5.243	64	4.22	4.15	5.430	5.489
20	2.33	2.38	5.211	5.254	65	4.38	4.31	5.429	5.488
21	2.23	2.29	5.194	5.269	66	4.18	4.11	5.428	5.487
22	3.08	3.20	5.178	5.285	67	4.16	4.10	5.426	5.485
23	3.32	3.50	5.162	5.302	68	4.50	4.44	5.425	5.520
24	3.46	3.63	5.146	5.322	69	4.12	4.06	5.424	5.557
25	3.31	3.38	5.295	5.345	70	4.28	4.26	5.422	5.597
26	3.30	3.37	5.292	5.340	71	4.08	4.08	5.420	5.636
27	3.43	3.51	5.287	5.335	72	4.24	4.25	5.419	5.674
28	3.86	3.94	5.282	5.331	73	4.05	3.83	5.642	5.715
29	4.28	4.35	5.279	5.327	74	4.03	3.81	5.642	5.715
30	4.14	4.22	5.274	5.322	75	4.19	3.98	5.646	5.716
31	4.13	4.22	5.269	5.317	76	3.99	3.81	5.647	5.718
32	4.52	4.60	5.265	5.341	77	4.15	3.99	5.649	5.719
33	4.13	4.22	5.261	5.372	78	3.95	3.78	5.651	5.720
34	4.65	4.69	5.257	5.401	79	3.93	3.76	5.651	5.722
35	4.75	4.77	5.253	5.432	80	4.45	4.30	5.652	5.717
36	4.88	4.89	5.248	5.463	81	3.89	3.72	5.655	5.714
37	4.74	4.64	5.426	5.496	82	4.05	3.88	5.655	5.708
38	4.56	4.45	5.429	5.498	83	3.86	3.67	5.655	5.702
39	4.68	4.58	5.432	5.502	84	4.02	3.84	5.657	5.698
40	4.60	4.52	5.436	5.506	85	3.82	3.66	5.624	5.692
41	4.74	4.68	5.439	5.507	86	3.80	3.64	5.625	5.690
42	4.59	4.53	5.441	5.510	87	3.96	3.81	5.624	5.690
43	4.57	4.51	5.443	5.513
44	4.97	4.90	5.446	5.516
45	4.54	4.47	5.449	5.521

(1)

Assumes the pricing prepayment speed to call.

(2)

Calculated, for the related period, as (a) interest collections on the Group II and Group III Mortgage Loans (net of the Administrative Fee), less the amount of interest accrued at the related Pass-Through Rate and paid on the related Distribution Date to the Group II and Group III Certificates plus swap payments received from the Swap Provider minus swap payments owed to the Swap Provider divided by (b) the aggregate principal balance of the Group II and Group III Mortgage Loans as of the beginning of the related collection period and multiplied by (c) 12.

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,054,461,879	$13,985	$776,000
Average Scheduled Principal Balance:	$174,090
Number of Mortgage Loans:	6,057

Weighted Average Gross Coupon:	8.222%	4.875%	14.300%
Weighted Average Fico Score:	615	500	802
Weighted Average Combined Original LTV:	79.31%	7.40%	100.00%
Weighted Average DTI:	40.37%	1.48%	64.98%

Weighted Average Original Term:	363	120	480
Weighted Average Stated Remaining Term:	360	116	479
Weighted Average Seasoning:	3	0	6

Margin:	6.944%	3.300%	12.950%
Minimum Mortgage Rate:	8.248%	2.750%	13.950%
Maximum Mortgage Rate:	15.188%	11.800%	20.950%
Initial Periodic Cap:	1.733%	1.000%	3.000%
Periodic Cap:	1.419%	1.000%	1.500%
Next Rate Adj.(mos):	22	3	59

Maturity Date:		March 1, 2016	June 1, 2046
Maximum ZIP Code Concentration:	92336(0.26%)

ARM:	63.13%
Fixed Rate:	36.87%

Interest Only:	29.36%	Single Family	72.01%
Not Interest Only:	70.64%	Multi Family	3.27%
Weighted Average IO Term	55	Condominium	7.26%
		Planned Unit Development	17.22%
First Lien:	97.06%	Manufactured Home	0.23%
Second Lien:	2.94%
		Top 5 States:
Full Documentation	62.59%	California	26.99%
Stated Documentation	37.41%	Florida	11.74%
		Texas	5.00%
Purchase:	39.79%	New York	4.54%
Cash Out Refinance:	55.88%	Arizona	4.53%
Rate/Term Refinance:	4.33%

Owner:	96.91%
Non-Owner:	2.55%
Second Home:	0.53%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	459	$14,938,307.00	1.42%	11.287%	198	92.65%	628	37.78%
50,001 - 100,000	1,264	100,733,840.11	9.55	9.454	333	82.35	609	36.91
100,001 - 150,000	1,602	198,374,752.95	18.81	8.755	357	79.60	605	38.38
150,001 - 200,000	896	155,417,860.87	14.74	8.177	365	79.14	613	40.40
200,001 - 250,000	591	131,471,634.68	12.47	7.904	366	78.53	616	41.54
250,001 - 300,000	406	110,807,307.15	10.51	7.785	366	77.90	616	41.80
300,001 - 350,000	281	91,245,067.95	8.65	7.754	369	79.16	624	41.11
350,001 - 400,000	185	69,276,927.29	6.57	7.758	375	78.55	615	42.69
400,001 - 450,000	144	61,549,463.99	5.84	7.813	371	77.65	615	42.11
450,001 - 500,000	110	52,398,867.13	4.97	7.533	373	77.83	622	41.82
500,001 - 550,000	58	30,482,424.72	2.89	7.516	370	79.45	630	40.94
550,001 - 600,000	34	19,619,559.91	1.86	7.629	371	78.59	627	42.54
600,001 - 650,000	12	7,574,124.49	0.72	7.943	357	81.54	616	44.50
650,001 - 700,000	8	5,421,662.03	0.51	8.047	372	73.75	648	40.04
700,001 - 750,000	6	4,374,078.29	0.41	7.174	357	78.50	646	34.78
750,001 - 800,000	1	776,000.00	0.07	6.350	357	80.00	657	28.75
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.500 - 4.999	2	$337,900.00	0.03%	4.875%	359	69.71%	593	52.64%
5.000 - 5.499	5	744,179.36	0.07	5.303	358	74.75	641	43.63
5.500 - 5.999	23	6,070,582.99	0.58	5.700	351	72.54	635	45.82
6.000 - 6.499	152	45,993,973.79	4.36	6.227	363	71.28	636	40.69
6.500 - 6.999	502	133,646,957.97	12.67	6.759	365	74.28	626	40.57
7.000 - 7.499	514	122,839,504.26	11.65	7.230	365	76.76	624	41.08
7.500 - 7.999	987	214,169,667.38	20.31	7.726	367	77.78	618	40.43
8.000 - 8.499	723	130,376,822.19	12.36	8.213	364	80.21	617	40.43
8.500 - 8.999	925	149,085,943.88	14.14	8.723	369	80.02	611	40.51
9.000 - 9.499	538	81,946,529.37	7.77	9.207	365	82.05	601	40.87
9.500 - 9.999	585	69,857,649.09	6.62	9.721	356	83.70	595	39.26
10.000 - 10.499	263	35,243,123.76	3.34	10.197	356	85.71	590	39.00
10.500 - 10.999	232	23,726,900.95	2.25	10.713	334	87.52	588	39.23
11.000 - 11.499	152	13,278,796.76	1.26	11.196	304	87.43	608	38.72
11.500 - 11.999	171	11,494,121.06	1.09	11.705	258	94.47	609	37.61
12.000 - 12.499	140	8,894,450.25	0.84	12.194	247	96.46	622	37.43
12.500 - 12.999	94	4,948,410.88	0.47	12.711	209	98.11	621	38.56
13.000 - 13.499	31	951,105.75	0.09	13.152	187	97.02	611	34.46
13.500 - 13.999	16	809,682.10	0.08	13.687	241	97.36	592	40.41
14.000 - 14.499	2	45,576.77	0.00	14.274	178	100.00	619	25.69
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	285	$46,512,855.19	4.41%	8.935%	367	68.60%	514	40.60%
525 - 549	377	62,341,731.54	5.91	8.807	367	73.70	538	39.04
550 - 574	615	104,750,685.16	9.93	8.489	367	77.62	563	40.27
575 - 599	1,066	175,879,945.31	16.68	8.221	364	78.81	588	40.93
600 - 624	1,261	219,318,796.96	20.80	8.110	359	80.54	612	40.06
625 - 649	1,167	201,780,458.50	19.14	8.239	356	80.81	636	40.73
650 - 674	695	133,200,791.88	12.63	7.915	357	81.06	660	40.16
675 - 699	345	64,693,998.58	6.14	7.954	357	82.62	685	40.94
700 - 724	124	24,059,392.15	2.28	7.775	356	80.72	711	40.55
725 - 749	67	11,018,239.14	1.04	8.088	336	83.26	734	39.29
750 - 774	38	7,338,711.77	0.70	7.652	351	82.62	759	38.69
775 - 799	15	3,230,711.98	0.31	7.773	348	78.78	783	38.39
800 - 824	2	335,560.40	0.03	7.532	358	80.00	801	39.94
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	199	$25,850,712.83	2.45%	7.844%	356	40.11%	592	34.26%
50.01 - 55.00	102	19,795,915.18	1.88	7.471	357	52.74	580	38.68
55.01 - 60.00	137	26,470,053.59	2.51	7.476	356	57.65	589	39.05
60.01 - 65.00	238	49,016,008.83	4.65	7.586	368	63.48	587	38.01
65.01 - 70.00	291	61,155,515.48	5.80	7.804	363	68.57	593	39.96
70.01 - 75.00	423	91,140,384.96	8.64	7.758	366	73.68	600	39.57
75.01 - 80.00	2,316	437,729,853.64	41.51	8.087	368	79.65	628	41.38
80.01 - 85.00	454	93,548,505.19	8.87	8.058	369	84.08	601	40.79
85.01 - 90.00	716	137,155,693.53	13.01	8.424	362	89.40	617	40.49
90.01 - 95.00	310	45,006,003.91	4.27	9.300	357	94.67	606	40.72
95.01 - 100.00	871	67,593,231.42	6.41	10.319	287	99.92	641	39.32
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
120	3	$145,876.82	0.01%	8.556%	116	50.52%	600	40.74%
180	681	37,289,687.41	3.54	10.800	177	92.71	637	36.97
240	43	2,049,230.12	0.19	10.311	237	86.75	627	40.34
360	4,977	932,046,920.27	88.39	8.123	357	78.83	615	40.33
480	353	82,930,163.94	7.86	8.126	478	78.64	606	42.36
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
61 - 120	3	$145,876.82	0.01%	8.556%	116	50.52%	600	40.74%
121 - 180	681	37,289,687.41	3.54	10.800	177	92.71	637	36.97
181 - 240	43	2,049,230.12	0.19	10.311	237	86.75	627	40.34
301 - 360	4,977	932,046,920.27	88.39	8.123	357	78.83	615	40.33
361 >=	353	82,930,163.94	7.86	8.126	478	78.64	606	42.36
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	283	$34,082,771.96	3.23%	8.738%	332	77.58%	614	15.77%
20.01 - 25.00	300	39,048,967.23	3.70	8.350	353	75.11	602	22.57
25.01 - 30.00	422	66,353,894.93	6.29	8.206	358	77.28	615	27.56
30.01 - 35.00	723	114,808,580.60	10.89	8.270	361	78.38	611	32.70
35.01 - 40.00	1,079	188,370,861.15	17.86	8.146	360	78.80	619	37.68
40.01 - 45.00	1,294	232,900,965.34	22.09	8.259	362	80.13	617	42.55
45.01 - 50.00	1,518	283,846,901.54	26.92	8.288	361	80.83	616	47.71
50.01 - 55.00	416	90,057,849.93	8.54	7.786	367	78.85	607	52.52
55.01 - 60.00	18	3,638,060.82	0.35	8.118	372	78.64	634	57.31
60.01 >=	4	1,353,025.06	0.13	7.917	411	67.33	560	61.07
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Adjustable Rate Mortgage	3,531	$665,690,886.28	63.13%	8.330%	368	80.11%	616	40.92%
Fixed Rate Mortgage	2,526	388,770,992.28	36.87	8.038	347	77.95	612	39.43
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	610	$30,004,693.46	2.85%	11.482%	177	98.71%	643	37.32%
2/28 ARM	2,013	311,750,544.21	29.56	8.688	357	80.25	605	39.85
2/28 ARM IO	970	240,757,884.35	22.83	7.897	357	80.48	635	41.91
2/38 ARM	231	54,827,263.67	5.20	8.408	478	79.44	605	42.61
30/40 BALLOON	1	149,730.46	0.01	7.250	356	40.21	589	33.23
3/27 ARM	200	29,481,653.60	2.80	8.523	357	78.07	597	39.91
3/27 ARM IO	66	16,808,905.81	1.59	7.549	357	78.25	639	41.94
3/37 ARM	7	1,679,811.07	0.16	8.038	478	73.72	604	40.36
5/25 ARM	7	1,165,105.67	0.11	7.809	358	77.80	598	33.38
5/35 ARM	3	965,047.35	0.09	7.253	478	84.15	604	48.72
6ML ARM	34	8,254,670.55	0.78	8.061	358	81.13	615	42.87
Fixed	1,726	306,589,101.13	29.08	7.834	362	76.04	606	39.32
Fixed IO	189	52,027,467.23	4.93	7.253	358	77.32	631	41.35
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	1,225	$309,594,257.39	29.36%	7.770%	357	79.83%	634	41.82%
Not Interest Only	4,832	744,867,621.17	70.64	8.410	361	79.10	607	39.77
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	4,832	$744,867,621.17	70.64%	8.410%	361	79.10%	607	39.77%
24	132	37,494,379.98	3.56	7.820	357	81.29	636	43.24
36	9	2,594,355.87	0.25	8.322	357	75.96	635	40.51
60	1,084	269,505,521.54	25.56	7.758	358	79.66	634	41.64
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,823	$270,196,768.18	25.62%	8.871%	353	80.25%	613	40.09%
12	238	62,184,724.84	5.90	8.098	362	75.75	613	41.22
13	2	423,208.36	0.04	7.502	356	79.40	620	33.73
24	2,533	448,709,255.53	42.55	8.233	364	80.96	617	40.88
30	2	333,826.24	0.03	9.468	357	84.72	601	39.19
36	611	103,231,152.00	9.79	7.838	357	77.05	612	39.84
60	848	169,382,943.41	16.06	7.436	364	76.15	614	39.52
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	5,406	$1,023,448,906.21	97.06%	8.121%	366	78.73%	614	40.45%
Second Lien	651	31,012,972.35	2.94	11.542	180	98.61	642	37.72
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	4,014	$659,954,615.31	62.59%	8.045%	359	79.98%	607	40.54%
Stated Income	2,043	394,507,263.25	37.41	8.518	363	78.21	629	40.09
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash-out Refinance	2,936	$589,211,843.73	55.88%	7.926%	365	75.83%	601	39.98%
Purchase	2,818	419,584,038.07	39.79	8.650	355	84.21	635	40.99
Rate-term Refinance	303	45,665,996.76	4.33	8.103	356	79.21	609	39.72
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	4,461	$759,367,899.83	72.01%	8.170%	361	78.72%	612	40.08%
Planned Unit Development	968	181,603,843.73	17.22	8.264	358	81.55	619	41.18
Condominium (Low Rise)	443	71,175,929.64	6.75	8.402	356	81.41	626	41.00
Multi Family	143	34,524,901.17	3.27	8.522	361	76.30	623	41.50
Condominium (High Rise)	26	5,389,160.98	0.51	9.467	352	80.20	625	39.18
Manufactured Home	16	2,400,143.21	0.23	9.112	353	78.83	637	40.13
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	5,860	$1,021,929,876.38	96.91%	8.212%	360	79.31%	614	40.44%
Non-Owner	172	26,921,536.18	2.55	8.584	360	79.51	648	37.08
Second Home	25	5,610,466.00	0.53	8.277	368	78.46	622	44.10
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	254	$49,042,464.45	4.65%	8.071%	359	78.31%	602	39.18%
A-	219	46,540,431.06	4.41	8.049	367	75.99	581	41.33
A+	4,614	790,794,488.45	75.00	8.217	359	80.58	623	40.69
B	409	72,932,034.90	6.92	8.275	365	74.47	588	38.98
C	300	54,079,965.40	5.13	8.505	364	73.42	587	39.35
C-	227	34,494,550.34	3.27	8.239	362	77.92	599	38.67
D	34	6,577,943.96	0.62	8.158	363	67.94	565	37.41
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	81	$8,793,623.67	0.83%	9.279%	359	86.21%	592	40.12%
Alaska	18	2,706,218.47	0.26	9.078	353	81.57	601	42.74
Arizona	269	47,751,736.21	4.53	8.120	362	77.71	614	40.11
Arkansas	17	1,502,673.39	0.14	9.295	342	83.56	604	35.49
California	978	284,615,592.36	26.99	7.632	366	76.28	623	40.78
Colorado	100	15,355,512.68	1.46	8.615	365	84.76	620	42.39
Connecticut	59	11,640,688.47	1.10	8.557	369	82.11	612	42.43
Delaware	11	2,096,712.63	0.20	8.289	357	84.77	614	40.07
District Of Columbia	17	4,025,782.05	0.38	7.557	368	67.43	600	39.25
Florida	747	123,747,178.07	11.74	8.257	357	78.51	612	40.60
Georgia	250	32,611,383.47	3.09	8.985	359	82.48	608	39.33
Hawaii	36	11,586,485.25	1.10	7.982	354	78.51	639	42.50
Idaho	26	3,633,850.13	0.34	8.700	353	83.10	639	39.65
Illinois	300	45,036,311.78	4.27	8.751	357	81.33	620	41.38
Indiana	74	6,916,213.44	0.66	9.450	353	87.70	601	36.44
Iowa	18	1,871,360.95	0.18	9.002	357	84.62	615	37.37
Kansas	41	4,036,380.88	0.38	9.615	348	84.13	584	38.87
Kentucky	47	4,058,072.04	0.38	9.065	355	85.42	609	38.39
Louisiana	42	4,933,865.12	0.47	8.810	357	81.98	600	37.43
Maine	14	2,038,795.64	0.19	8.060	352	80.60	619	37.16
Maryland	169	33,233,819.66	3.15	8.264	364	78.44	598	41.19
Massachusetts	115	26,537,444.62	2.52	8.152	363	77.55	602	40.45
Michigan	176	18,758,046.33	1.78	9.056	356	83.27	609	39.46
Minnesota	88	12,370,225.19	1.17	8.579	350	79.98	623	42.24
Mississippi	28	2,827,809.85	0.27	8.971	341	86.42	615	38.20
Missouri	100	11,285,007.85	1.07	9.033	356	85.08	605	38.36
Montana	16	2,284,293.37	0.22	8.089	369	81.26	600	42.15
Nebraska	17	1,360,832.25	0.13	9.538	339	84.89	617	43.78
Nevada	136	28,195,498.68	2.67	7.931	355	79.71	623	40.30
New Hampshire	40	6,697,217.72	0.64	8.030	355	80.45	616	40.61
New Jersey	106	22,810,511.21	2.16	8.230	365	74.96	598	41.22
New Mexico	46	5,583,996.45	0.53	9.024	361	79.16	599	36.75
New York	171	47,825,137.02	4.54	7.971	362	74.63	610	41.94
North Carolina	87	9,534,839.87	0.90	8.985	354	82.74	604	39.33
North Dakota	9	874,076.39	0.08	9.266	353	87.33	648	38.63
Ohio	103	9,546,106.69	0.91	8.889	346	84.54	604	38.39
Oklahoma	39	3,695,996.12	0.35	9.071	343	82.86	604	36.19
Oregon	95	17,196,591.77	1.63	8.070	360	80.90	631	39.66
Pennsylvania	130	16,249,560.59	1.54	8.561	359	82.41	601	38.57
Rhode Island	15	2,496,911.86	0.24	8.068	356	73.11	607	38.03
South Carolina	63	6,949,621.43	0.66	9.041	356	83.52	598	39.36
South Dakota	6	475,618.45	0.05	8.829	358	88.08	613	38.53
Tennessee	122	13,029,394.81	1.24	8.899	361	86.79	611	38.56
Texas	527	52,729,227.30	5.00	8.823	350	86.00	614	38.79
Utah	50	7,348,828.00	0.70	8.318	363	84.77	622	40.95
Vermont	5	885,783.02	0.08	8.601	357	79.61	605	39.07
Virginia	175	31,312,558.91	2.97	8.019	362	79.17	603	39.86
Washington	192	32,896,554.67	3.12	7.981	355	80.47	625	40.77
West Virginia	13	1,622,578.93	0.15	8.787	371	82.19	616	37.32
Wisconsin	58	7,140,816.30	0.68	9.364	360	83.44	606	38.46
Wyoming	15	1,748,536.55	0.17	8.555	347	82.64	610	36.37
Total:	6,057	$1,054,461,878.56	100.00%	8.222%	360	79.31%	615	40.37%
Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$119,911.83	0.02%	7.550%	359	80.00%	588	49.79%
3.500 - 3.999	5	787,155.73	0.12	8.129	383	81.99	592	43.44
4.000 - 4.499	16	2,607,678.52	0.39	8.055	372	80.48	619	39.76
4.500 - 4.999	49	7,506,875.51	1.13	8.199	364	77.33	617	41.61
5.000 - 5.499	101	17,301,707.39	2.60	8.068	364	77.67	620	41.57
5.500 - 5.999	241	52,170,521.13	7.84	7.376	364	75.73	619	40.62
6.000 - 6.499	584	119,840,737.06	18.00	7.663	367	78.49	617	41.20
6.500 - 6.999	831	171,031,020.26	25.69	8.037	368	79.19	617	40.60
7.000 - 7.499	646	116,959,708.83	17.57	8.608	368	80.91	614	40.91
7.500 - 7.999	548	98,933,777.08	14.86	8.838	373	81.18	616	41.59
8.000 - 8.499	245	41,768,080.89	6.27	9.209	368	83.72	613	41.13
8.500 - 8.999	137	19,879,626.04	2.99	9.671	360	86.09	626	39.35
9.000 - 9.499	45	6,831,387.80	1.03	10.123	371	87.41	611	41.57
9.500 - 9.999	47	5,559,529.27	0.84	10.708	359	90.60	598	38.95
10.000 - 10.499	16	1,791,121.68	0.27	11.060	358	94.02	623	36.58
10.500 - 10.999	13	1,669,052.41	0.25	11.704	357	94.01	598	35.28
11.000 - 11.499	5	801,968.56	0.12	12.173	357	98.11	680	43.73
12.500 - 12.999	1	131,026.29	0.02	13.950	357	100.00	567	37.65
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2.500 - 2.999	1	$134,500.00	0.02%	11.000%	357	94.72%	570	50.49%
3.500 - 3.999	1	119,432.75	0.02	8.950	357	95.00	597	35.48
4.000 - 4.499	1	275,730.45	0.04	6.100	359	89.03	625	47.23
4.500 - 4.999	4	608,818.40	0.09	5.525	358	73.14	640	51.77
5.000 - 5.499	12	2,136,541.28	0.32	6.267	358	71.67	623	44.52
5.500 - 5.999	37	9,042,423.39	1.36	6.592	367	75.31	621	44.03
6.000 - 6.499	70	17,919,534.28	2.69	6.562	359	74.52	625	42.89
6.500 - 6.999	245	62,759,707.52	9.43	6.967	367	77.41	626	41.40
7.000 - 7.499	321	76,881,837.73	11.55	7.380	367	77.81	628	41.32
7.500 - 7.999	597	131,649,711.56	19.78	7.784	369	78.05	624	40.72
8.000 - 8.499	486	91,396,370.30	13.73	8.264	366	80.15	620	40.99
8.500 - 8.999	655	112,282,118.84	16.87	8.749	373	80.90	616	41.22
9.000 - 9.499	374	59,941,753.69	9.00	9.212	368	82.71	605	41.07
9.500 - 9.999	348	48,814,330.77	7.33	9.728	366	83.50	598	39.72
10.000 - 10.499	169	24,745,559.98	3.72	10.198	366	86.57	590	38.94
10.500 - 10.999	115	14,138,594.19	2.12	10.697	359	87.41	581	39.46
11.000 - 11.499	45	6,178,356.21	0.93	11.181	362	83.94	595	38.14
11.500 - 11.999	31	3,332,852.67	0.50	11.672	361	90.30	580	36.54
12.000 - 12.499	14	2,538,765.38	0.38	12.111	389	91.83	614	39.19
12.500 - 12.999	3	563,343.77	0.08	12.657	357	98.72	645	45.14
13.500 - 13.999	2	230,603.12	0.03	13.864	357	97.84	561	36.79
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	5	$1,197,012.99	0.18%	5.573%	357	73.30%	605	45.29%
12.000 - 12.499	8	1,397,915.67	0.21	5.676	358	71.94	622	41.47
12.500 - 12.999	39	10,025,590.55	1.51	6.313	357	73.35	645	44.33
13.000 - 13.499	82	20,192,228.49	3.03	6.589	359	74.12	624	42.28
13.500 - 13.999	283	70,632,907.40	10.61	7.065	365	77.63	625	41.38
14.000 - 14.499	345	81,060,417.70	12.18	7.437	367	78.41	628	41.27
14.500 - 14.999	621	133,817,723.60	20.10	7.877	371	78.13	621	40.71
15.000 - 15.499	492	90,549,244.17	13.60	8.332	365	80.02	619	41.22
15.500 - 15.999	636	106,937,911.28	16.06	8.810	372	81.05	614	41.21
16.000 - 16.499	348	56,388,513.20	8.47	9.265	370	83.19	605	41.16
16.500 - 16.999	315	44,294,824.85	6.65	9.763	367	83.81	600	39.38
17.000 - 17.499	155	23,136,118.72	3.48	10.210	365	86.71	592	38.82
17.500 - 17.999	107	13,276,923.70	1.99	10.703	359	88.07	583	39.49
18.000 - 18.499	45	6,117,989.02	0.92	11.176	362	83.66	591	38.06
18.500 - 18.999	31	3,332,852.67	0.50	11.672	361	90.30	580	36.54
19.000 - 19.499	14	2,538,765.38	0.38	12.111	389	91.83	614	39.19
19.500 - 19.999	3	563,343.77	0.08	12.657	357	98.72	645	45.14
20.500 - 20.999	2	230,603.12	0.03	13.864	357	97.84	561	36.79
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	45	$10,142,594.75	1.52%	8.042%	358	81.05%	611	43.26%
1.500	2,855	546,052,518.79	82.03	8.319	368	80.41	619	40.86
2.000	23	4,045,110.54	0.61	8.425	365	78.47	594	43.02
3.000	608	105,450,662.20	15.84	8.411	365	78.54	605	40.94
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	607	$107,758,207.79	16.19%	8.390%	363	78.64%	605	41.07%
1.500	2,924	557,932,678.49	83.81	8.318	369	80.40	619	40.89
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	17	$4,213,588.73	0.63%	8.134%	357	83.91%	638	39.43%
4 - 6	17	4,041,081.82	0.61	7.985	358	78.23	591	46.46
16 - 18	28	4,801,097.62	0.72	8.092	362	80.80	612	43.44
19 - 21	1,731	314,073,508.43	47.18	8.345	363	80.27	619	40.60
22 - 24	1,455	288,461,086.18	43.33	8.358	375	80.25	615	41.22
28 - 30	14	2,493,600.11	0.37	8.482	354	73.62	602	42.27
31 - 33	157	24,778,805.95	3.72	8.672	360	79.11	611	40.29
34 - 36	102	20,697,964.42	3.11	7.519	364	77.16	614	40.85
55 - 57	2	507,658.49	0.08	7.167	442	82.76	593	41.29
58 - 60	8	1,622,494.53	0.24	7.679	403	80.03	603	40.03
Total:	3,531	$665,690,886.28	100.00%	8.330%	368	80.11%	616	40.92%

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$175,025,567	$14,190	$776,000
Average Scheduled Principal Balance:	$151,145
Number of Mortgage Loans:	1,158

Weighted Average Gross Coupon:	7.968%	5.875%	14.300%
Weighted Average Fico Score:	619	502	796
Weighted Average Combined Original LTV:	79.38%	7.40%	100.00%
Weighted Average DTI:	39.73%	3.49%	57.67%

Weighted Average Original Term:	344	180	480
Weighted Average Stated Remaining Term:	341	174	479
Weighted Average Seasoning:	3	1	6

Maturity Date:		January 1, 2021	June 1, 2046
Maximum ZIP Code Concentration:	91331(0.58%)

ARM:	0.00%
Fixed Rate:	100.00%

Interest Only:	13.55%	Single Family	76.59%
Not Interest Only:	86.45%	Multi Family	1.07%
Weighted Average IO Term	60	Condominium	5.68%
		Planned Unit Development	16.35%
First Lien:	87.29%	Manufactured Home	0.32%
Second Lien:	12.71%
		Top 5 States:
Full Documentation	69.73%	California	38.33%
Stated Documentation	30.27%	Florida	13.45%
		Texas	6.05%
Purchase:	24.89%	New York	4.38%
Cash Out Refinance:	68.49%	Virginia	3.93%
Rate/Term Refinance:	6.63%

Owner:	98.47%
Non-Owner:	1.13%
Second Home:	0.40%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	312	$9,714,741.37	5.55%	11.555%	184	97.94%	631	38.55%
50,001 - 100,000	243	18,401,029.28	10.51	10.242	259	90.20	632	37.32
100,001 - 150,000	205	25,129,254.63	14.36	8.417	335	79.06	606	36.57
150,001 - 200,000	100	17,210,961.36	9.83	7.765	362	77.33	609	38.65
200,001 - 250,000	80	17,988,923.53	10.28	7.354	367	78.24	626	40.93
250,001 - 300,000	48	13,031,217.24	7.45	7.225	367	72.99	614	42.11
300,001 - 350,000	45	14,729,484.49	8.42	7.212	373	78.46	627	39.36
350,001 - 400,000	28	10,486,172.09	5.99	7.178	379	76.24	610	41.94
400,001 - 450,000	32	13,764,256.28	7.86	7.115	376	72.99	609	43.04
450,001 - 500,000	28	13,276,168.05	7.59	7.204	371	77.11	629	41.94
500,001 - 550,000	17	8,933,969.44	5.10	7.001	357	77.08	616	39.80
550,001 - 600,000	13	7,501,671.37	4.29	6.834	357	75.27	629	43.37
600,001 - 650,000	2	1,243,236.22	0.71	7.082	356	78.46	623	49.17
650,001 - 700,000	2	1,359,340.56	0.78	6.899	357	71.60	690	38.17
700,001 - 750,000	2	1,479,140.82	0.85	6.913	357	76.09	600	25.99
750,001 - 800,000	1	776,000.00	0.44	6.350	357	80.00	657	28.75
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.500 - 5.999	1	$314,203.87	0.18%	5.875%	357	53.03%	690	43.71%
6.000 - 6.499	53	19,347,649.82	11.05	6.226	362	71.67	643	39.40
6.500 - 6.999	141	38,481,301.43	21.99	6.740	370	72.49	626	40.21
7.000 - 7.499	91	22,485,916.99	12.85	7.158	364	77.26	615	40.84
7.500 - 7.999	160	37,468,329.91	21.41	7.708	366	77.58	605	39.83
8.000 - 8.499	72	13,036,304.53	7.45	8.151	360	82.10	618	39.67
8.500 - 8.999	73	9,488,970.26	5.42	8.702	356	82.17	598	39.96
9.000 - 9.499	48	6,408,810.83	3.66	9.208	357	82.51	597	40.35
9.500 - 9.999	96	5,669,146.15	3.24	9.742	293	90.23	606	36.09
10.000 - 10.499	32	2,844,515.64	1.63	10.183	289	91.24	637	39.37
10.500 - 10.999	52	3,021,645.43	1.73	10.730	212	95.86	643	38.70
11.000 - 11.499	53	2,895,733.63	1.65	11.211	195	96.58	663	40.55
11.500 - 11.999	96	5,159,100.47	2.95	11.713	182	98.28	634	38.40
12.000 - 12.499	86	4,043,262.28	2.31	12.226	181	98.95	628	37.02
12.500 - 12.999	66	3,081,200.58	1.76	12.719	181	99.18	622	38.43
13.000 - 13.499	24	712,848.47	0.41	13.151	190	97.71	612	34.09
13.500 - 13.999	12	521,049.67	0.30	13.609	193	96.86	601	43.18
14.000 - 14.499	2	45,576.77	0.03	14.274	178	100.00	619	25.69
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	29	$4,745,775.56	2.71%	8.298%	362	67.69%	515	42.51%
525 - 549	49	9,843,930.15	5.62	7.865	363	72.28	539	39.75
550 - 574	66	12,921,601.71	7.38	7.786	370	77.82	565	41.71
575 - 599	207	32,344,587.93	18.48	7.879	351	76.75	588	41.28
600 - 624	251	36,188,128.87	20.68	7.982	342	79.75	611	38.70
625 - 649	289	36,315,807.35	20.75	8.335	321	81.71	636	39.32
650 - 674	141	22,647,446.41	12.94	7.812	341	82.07	660	38.96
675 - 699	69	11,464,700.27	6.55	7.743	343	84.46	688	37.24
700 - 724	21	3,024,299.62	1.73	7.507	317	79.22	715	43.18
725 - 749	24	3,818,923.10	2.18	7.876	311	85.07	732	37.99
750 - 774	8	705,135.75	0.40	8.212	284	82.23	764	39.28
775 - 799	4	1,005,230.01	0.57	6.413	344	69.84	779	45.64
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	33	$5,417,262.85	3.10%	6.945%	345	40.12%	622	32.58%
50.01 - 55.00	18	3,497,739.09	2.00	6.978	354	52.99	600	39.96
55.01 - 60.00	28	6,680,956.60	3.82	6.978	362	57.61	604	39.99
60.01 - 65.00	56	14,250,941.39	8.14	7.126	373	63.43	589	37.13
65.01 - 70.00	41	10,477,029.44	5.99	7.207	355	68.39	605	40.59
70.01 - 75.00	61	16,405,429.60	9.37	7.185	370	73.44	622	40.15
75.01 - 80.00	217	45,186,736.84	25.82	7.598	364	79.25	628	41.46
80.01 - 85.00	92	21,827,080.24	12.47	7.558	370	83.85	601	41.11
85.01 - 90.00	113	21,870,092.39	12.50	7.760	353	89.25	625	39.83
90.01 - 95.00	37	4,119,372.10	2.35	8.956	327	94.65	619	39.98
95.01 - 100.00	462	25,292,926.19	14.45	10.914	219	99.93	643	37.60
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	462	$23,628,741.39	13.50%	11.144%	177	96.10%	639	37.49%
240	34	1,318,333.64	0.75	11.322	237	90.16	618	41.83
360	609	136,582,687.50	78.04	7.444	357	76.55	617	39.91
480	53	13,495,804.20	7.71	7.374	478	77.71	609	41.63
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	462	$23,628,741.39	13.50%	11.144%	177	96.10%	639	37.49%
181 - 240	34	1,318,333.64	0.75	11.322	237	90.16	618	41.83
301 - 360	609	136,582,687.50	78.04	7.444	357	76.55	617	39.91
361 >=	53	13,495,804.20	7.71	7.374	478	77.71	609	41.63
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	86	$7,835,930.52	4.48%	9.332%	280	84.56%	632	15.47%
20.01 - 25.00	58	7,035,075.12	4.02	7.928	334	75.33	621	22.17
25.01 - 30.00	78	11,753,938.87	6.72	7.613	345	73.43	623	27.77
30.01 - 35.00	124	18,689,641.94	10.68	7.866	353	77.74	611	32.68
35.01 - 40.00	213	33,926,940.00	19.38	7.765	345	78.56	621	37.70
40.01 - 45.00	251	36,965,987.91	21.12	8.086	344	81.41	621	42.49
45.01 - 50.00	266	41,841,901.40	23.91	8.110	336	81.05	621	47.65
50.01 - 55.00	78	16,430,479.91	9.39	7.495	359	77.88	608	52.65
55.01 - 60.00	4	545,671.06	0.31	7.806	350	71.76	641	56.51
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	435	$21,025,895.14	12.01%	11.545%	177	98.80%	642	38.16%
Fixed	651	130,282,116.92	74.44	7.551	365	76.62	612	39.88
Fixed IO	72	23,717,554.67	13.55	7.086	357	77.32	638	40.31
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	72	$23,717,554.67	13.55%	7.086%	357	77.32%	638	40.31%
Not Interest Only	1,086	151,308,012.06	86.45	8.106	339	79.70	617	39.64
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,086	$151,308,012.06	86.45%	8.106%	339	79.70%	617	39.64%
60	72	23,717,554.67	13.55	7.086	357	77.32	638	40.31
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	280	$18,305,294.45	10.46%	10.114%	256	89.47%	628	39.57%
12	23	7,899,252.91	4.51	7.923	363	75.86	619	41.26
24	162	11,357,343.20	6.49	10.398	226	94.22	649	37.62
36	86	14,477,427.96	8.27	7.946	331	81.95	627	40.88
60	607	122,986,248.21	70.27	7.429	365	76.43	615	39.72
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	687	$152,777,319.44	87.29%	7.443%	365	76.60%	616	39.93%
Second Lien	471	22,248,247.29	12.71	11.567	180	98.46	641	38.36
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	823	$122,048,478.59	69.73%	7.792%	344	80.02%	615	39.97%
Stated Income	335	52,977,088.14	30.27	8.372	336	77.91	631	39.18
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash-out Refinance	536	$119,866,804.55	68.49%	7.394%	361	75.12%	611	40.18%
Purchase	538	43,560,624.00	24.89	9.527	286	91.03	643	38.46
Rate-term Refinance	84	11,598,138.18	6.63	8.038	345	79.62	614	39.90
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	862	$134,046,264.41	76.59%	7.865%	347	78.23%	618	39.79%
Planned Unit Development	201	28,615,908.00	16.35	8.255	326	83.35	623	39.40
Condominium (Low Rise)	74	9,280,237.64	5.30	8.314	313	84.70	630	40.05
Multi Family	11	1,864,069.24	1.07	8.357	338	77.80	644	38.02
Condominium (High Rise)	5	654,907.84	0.37	9.283	330	83.10	633	46.84
Manufactured Home	5	564,179.60	0.32	9.213	338	65.24	584	35.48
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	1,142	$172,356,210.74	98.47%	7.970%	341	79.50%	619	39.75%
Non-Owner	14	1,975,620.77	1.13	7.733	358	67.25	625	34.45
Second Home	2	693,735.22	0.40	7.920	357	84.37	597	49.07
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	36	$6,858,065.24	3.92%	7.779%	356	75.73%	603	36.80%
A-	36	8,760,903.51	5.01	7.199	351	77.28	595	43.28
A+	904	128,605,963.93	73.48	8.089	338	80.95	627	39.64
B	72	12,994,879.02	7.42	7.640	352	73.06	594	38.77
C	60	10,199,046.80	5.83	7.864	358	74.26	598	42.91
C-	43	6,000,485.37	3.43	7.699	339	76.57	612	36.93
D	7	1,606,222.86	0.92	7.538	357	74.72	595	37.93
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	13	$1,069,675.27	0.61%	8.769%	341	88.10%	594	36.61%
Alaska	3	112,868.14	0.06	12.111	178	100.00	644	45.65
Arizona	44	6,426,149.48	3.67	8.026	340	79.30	627	41.36
Arkansas	1	71,759.85	0.04	10.350	356	90.00	597	22.58
California	264	67,083,015.77	38.33	7.411	353	74.78	622	40.00
Colorado	21	1,627,237.67	0.93	9.301	310	83.01	598	33.54
Connecticut	6	900,506.23	0.51	9.411	328	82.06	603	43.94
Delaware	2	317,458.54	0.18	7.956	357	85.09	596	41.30
Florida	172	23,534,639.66	13.45	7.963	343	78.32	608	40.12
Georgia	19	1,193,861.53	0.68	9.910	268	91.79	638	36.07
Hawaii	12	3,090,959.23	1.77	7.470	331	80.71	660	40.16
Idaho	8	1,245,188.62	0.71	8.897	341	85.01	636	36.65
Illinois	32	1,891,068.03	1.08	10.766	233	93.39	638	39.59
Indiana	10	702,325.65	0.40	9.479	331	87.54	613	34.00
Kansas	6	213,490.69	0.12	12.260	194	98.60	623	39.44
Kentucky	9	692,037.55	0.40	9.440	324	90.52	595	40.54
Louisiana	7	1,116,485.54	0.64	7.306	347	70.28	628	37.47
Maine	5	699,209.42	0.40	7.883	340	83.51	598	36.93
Maryland	13	1,630,943.83	0.93	8.637	287	87.00	635	41.13
Massachusetts	11	2,159,173.50	1.23	7.913	320	80.61	618	42.43
Michigan	23	864,790.15	0.49	11.072	231	94.05	610	40.36
Minnesota	14	743,226.78	0.42	11.006	210	92.67	653	48.13
Mississippi	6	635,930.91	0.36	8.205	332	87.45	635	34.16
Missouri	17	1,248,447.75	0.71	9.049	323	82.97	586	37.90
Montana	3	268,656.80	0.15	8.678	338	82.17	583	42.95
Nebraska	6	393,130.37	0.22	9.281	324	83.28	635	43.54
Nevada	29	5,229,723.26	2.99	7.769	334	77.20	633	39.40
New Hampshire	10	1,439,408.30	0.82	7.719	345	79.46	596	35.91
New Jersey	8	2,750,351.59	1.57	7.478	349	72.01	595	41.44
New Mexico	3	108,624.12	0.06	11.931	193	97.02	643	33.22
New York	23	7,668,915.23	4.38	8.089	366	76.84	617	41.59
North Carolina	9	843,010.97	0.48	8.761	311	84.47	614	35.86
North Dakota	1	21,371.64	0.01	11.400	177	100.00	676	24.00
Ohio	30	1,881,038.47	1.07	9.217	309	90.32	613	37.00
Oklahoma	12	966,582.30	0.55	9.073	332	85.97	609	30.03
Oregon	22	3,446,157.02	1.97	7.804	355	83.71	636	37.58
Pennsylvania	21	2,539,355.12	1.45	7.984	346	82.83	604	41.10
Rhode Island	2	102,894.29	0.06	11.720	177	100.00	635	37.62
South Carolina	3	181,659.10	0.10	10.860	324	100.00	586	44.02
Tennessee	23	2,287,436.71	1.31	8.741	363	86.96	610	35.98
Texas	134	10,596,132.78	6.05	8.736	333	90.85	629	37.95
Utah	9	1,229,401.41	0.70	7.757	378	87.98	641	35.89
Virginia	38	6,884,937.95	3.93	7.864	342	80.62	602	38.88
Washington	44	5,660,140.24	3.23	8.254	324	83.90	628	43.63
Wisconsin	7	927,220.87	0.53	8.552	341	83.65	603	44.16
Wyoming	3	328,968.40	0.19	8.681	317	78.60	591	35.29
Total:	1,158	$175,025,566.73	100.00%	7.968%	341	79.38%	619	39.73%

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$529,451,338	$32,302	$590,000
Average Scheduled Principal Balance:	$159,186
Number of Mortgage Loans:	3,326

Weighted Average Gross Coupon:	8.345%	4.875%	13.950%
Weighted Average Fico Score:	604	500	802
Weighted Average Combined Original LTV:	78.64%	8.60%	100.00%
Weighted Average DTI:	40.58%	1.48%	64.98%

Weighted Average Original Term:	368	120	480
Weighted Average Stated Remaining Term:	365	116	479
Weighted Average Seasoning:	3	1	6

Margin:	6.921%	3.300%	12.950%
Minimum Mortgage Rate:	8.314%	2.750%	13.950%
Maximum Mortgage Rate:	15.244%	11.875%	20.950%
Initial Periodic Cap:	1.774%	1.000%	3.000%
Periodic Cap:	1.403%	1.000%	1.500%
Next Rate Adj.(mos):	22	3	59

Maturity Date:		March 1, 2016	June 1, 2046
Maximum ZIP Code Concentration:	89031(0.41%)

ARM:	75.39%
Fixed Rate:	24.61%

Interest Only:	25.51%	Single Family	73.36%
Not Interest Only:	74.49%	Multi Family	4.15%
Weighted Average IO Term	57	Condominium	7.06%
		Planned Unit Development	15.42%
First Lien:	100.00%	Manufactured Home	0.00%
Second Lien:	0.00%
		Top 5 States:
Full Documentation	66.06%	California	14.03%
Stated Documentation	33.94%	Florida	9.85%
		Illinois	6.28%
Purchase:	27.97%	Arizona	5.58%
Cash Out Refinance:	67.28%	Texas	5.38%
Rate/Term Refinance:	4.76%

Owner:	95.18%
Non-Owner:	4.01%
Second Home:	0.80%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	28	$1,333,570.94	0.25%	9.517%	304	49.39%	586	32.93%
50,001 - 100,000	817	66,233,017.17	12.51	9.183	359	80.06	601	37.13
100,001 - 150,000	1,087	134,379,092.55	25.38	8.795	362	79.23	601	39.33
150,001 - 200,000	594	102,790,771.12	19.41	8.207	367	79.02	609	41.26
200,001 - 250,000	327	72,511,302.20	13.70	7.979	367	77.56	602	41.78
250,001 - 300,000	207	56,337,858.60	10.64	7.783	367	77.82	604	42.21
300,001 - 350,000	131	42,534,488.00	8.03	7.882	367	78.49	608	41.46
350,001 - 400,000	94	35,153,049.67	6.64	7.903	377	77.48	600	42.81
400,001 - 450,000	28	11,592,905.14	2.19	7.800	361	77.32	603	42.54
450,001 - 500,000	9	4,344,210.76	0.82	7.662	357	81.31	640	46.15
500,001 - 550,000	1	519,101.77	0.10	6.750	358	73.24	627	39.75
550,001 - 600,000	3	1,721,970.02	0.33	8.417	398	82.24	664	38.53
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.500 - 4.999	2	$337,900.00	0.06%	4.875%	359	69.71%	593	52.64%
5.000 - 5.499	5	744,179.36	0.14	5.303	358	74.75	641	43.63
5.500 - 5.999	12	2,438,938.57	0.46	5.769	357	68.76	607	44.70
6.000 - 6.499	55	11,829,305.87	2.23	6.261	372	70.59	628	42.38
6.500 - 6.999	224	50,972,113.43	9.63	6.770	365	74.53	621	41.22
7.000 - 7.499	278	58,184,586.02	10.99	7.232	364	75.94	618	41.56
7.500 - 7.999	560	105,311,615.65	19.89	7.732	366	77.16	611	40.62
8.000 - 8.499	439	68,972,817.46	13.03	8.226	365	79.45	606	40.38
8.500 - 8.999	603	86,328,431.61	16.31	8.723	367	78.67	603	40.50
9.000 - 9.499	373	50,736,730.85	9.58	9.207	366	80.99	592	40.90
9.500 - 9.999	356	45,402,588.98	8.58	9.731	364	82.14	584	39.51
10.000 - 10.499	176	22,107,181.55	4.18	10.207	358	84.76	581	39.28
10.500 - 10.999	127	14,178,319.17	2.68	10.698	362	85.44	572	38.89
11.000 - 11.499	59	6,107,933.49	1.15	11.168	354	80.98	573	39.20
11.500 - 11.999	38	3,503,637.45	0.66	11.688	361	88.31	568	36.85
12.000 - 12.499	13	1,666,325.88	0.31	12.137	358	93.04	627	40.63
12.500 - 12.999	4	398,129.48	0.08	12.670	357	89.34	602	34.46
13.500 - 13.999	2	230,603.12	0.04	13.864	357	97.84	561	36.79
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	213	$32,904,950.49	6.21%	9.071%	366	69.73%	514	40.39%
525 - 549	274	41,907,741.07	7.92	9.003	365	73.71	538	39.08
550 - 574	446	68,459,807.99	12.93	8.666	366	77.35	563	40.37
575 - 599	652	99,237,831.01	18.74	8.355	367	78.99	587	40.78
600 - 624	690	114,189,254.06	21.57	8.141	364	80.22	612	40.76
625 - 649	501	83,449,309.16	15.76	8.084	366	79.85	636	40.90
650 - 674	304	49,732,590.46	9.39	7.949	366	80.73	661	40.61
675 - 699	146	23,583,797.27	4.45	8.101	358	83.02	684	41.83
700 - 724	56	9,119,643.64	1.72	7.879	366	82.22	710	40.91
725 - 749	26	3,974,317.64	0.75	8.474	351	82.40	738	40.63
750 - 774	13	2,124,113.40	0.40	8.273	364	84.23	759	34.93
775 - 799	3	432,421.35	0.08	8.878	357	90.63	781	30.97
800 - 824	2	335,560.40	0.06	7.532	358	80.00	801	39.94
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	134	$15,946,321.83	3.01%	8.175%	357	40.15%	584	36.04%
50.01 - 55.00	61	11,323,523.27	2.14	7.614	364	53.06	572	38.13
55.01 - 60.00	83	13,456,551.76	2.54	7.911	358	57.43	584	38.15
60.01 - 65.00	148	26,700,725.72	5.04	7.967	365	63.41	582	38.85
65.01 - 70.00	201	37,320,819.17	7.05	8.052	364	68.68	585	39.95
70.01 - 75.00	264	48,238,156.90	9.11	8.071	365	73.66	588	39.57
75.01 - 80.00	1,305	197,734,771.92	37.35	8.240	368	79.56	614	41.74
80.01 - 85.00	277	47,677,752.54	9.01	8.320	364	84.13	594	40.33
85.01 - 90.00	480	83,604,384.60	15.79	8.564	364	89.51	614	40.44
90.01 - 95.00	215	28,902,629.03	5.46	9.399	361	94.66	603	41.33
95.01 - 100.00	158	18,545,701.20	3.50	9.645	361	99.85	640	41.90
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
120	1	$48,670.52	0.01%	8.750%	116	38.46%	604	43.65%
180	33	2,878,785.88	0.54	8.515	177	65.20	600	35.64
240	1	111,817.75	0.02	8.990	237	82.72	634	35.66
360	3,088	488,144,257.14	92.20	8.354	357	78.78	605	40.39
480	203	38,267,806.65	7.23	8.218	478	77.92	599	43.47
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
61 - 120	1	$48,670.52	0.01%	8.750%	116	38.46%	604	43.65%
121 - 180	33	2,878,785.88	0.54	8.515	177	65.20	600	35.64
181 - 240	1	111,817.75	0.02	8.990	237	82.72	634	35.66
301 - 360	3,088	488,144,257.14	92.20	8.354	357	78.78	605	40.39
361 >=	203	38,267,806.65	7.23	8.218	478	77.92	599	43.47
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	124	$15,864,339.36	3.00%	8.490%	355	73.93%	601	15.66%
20.01 - 25.00	161	18,911,002.36	3.57	8.564	363	73.34	593	22.70
25.01 - 30.00	246	35,781,497.99	6.76	8.366	361	77.69	604	27.54
30.01 - 35.00	401	58,804,078.17	11.11	8.494	361	77.93	602	32.67
35.01 - 40.00	565	85,693,999.90	16.19	8.345	362	78.27	605	37.63
40.01 - 45.00	691	113,226,758.38	21.39	8.341	366	79.00	606	42.44
45.01 - 50.00	872	148,435,450.62	28.04	8.395	369	80.36	606	47.76
50.01 - 55.00	256	51,161,864.07	9.66	7.886	368	78.36	600	52.59
55.01 - 60.00	8	1,174,156.25	0.22	8.705	399	81.85	624	57.85
60.01 >=	2	398,190.84	0.08	8.352	425	75.13	609	62.29
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Adjustable Rate Mortgage	2,533	$399,140,585.44	75.39%	8.415%	367	79.46%	605	40.89%
Fixed Rate Mortgage	793	130,310,752.50	24.61	8.131	360	76.14	600	39.63
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	2	$200,107.89	0.04%	9.397%	177	85.58%	667	29.71%
2/28 ARM	1,582	218,680,090.03	41.30	8.746	357	79.39	597	39.76
2/28 ARM IO	532	108,239,937.83	20.44	7.844	357	80.30	625	42.42
2/38 ARM	158	29,090,796.95	5.49	8.326	478	78.42	599	43.79
3/27 ARM	171	23,817,103.47	4.50	8.586	357	78.18	593	39.84
3/27 ARM IO	50	10,942,889.01	2.07	7.529	358	77.27	628	42.10
3/37 ARM	5	1,152,223.05	0.22	7.884	478	70.85	597	40.55
5/25 ARM	5	845,181.92	0.16	7.945	358	84.16	603	38.45
5/35 ARM	3	965,047.35	0.18	7.253	478	84.15	604	48.72
6ML ARM	27	5,407,315.83	1.02	8.351	358	81.20	591	41.64
Fixed	723	114,208,039.20	21.57	8.205	360	75.88	598	39.32
Fixed IO	68	15,902,605.41	3.00	7.582	358	77.90	613	42.03
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	650	$135,085,432.25	25.51%	7.788%	357	79.77%	624	42.35%
Not Interest Only	2,676	394,365,905.69	74.49	8.536	368	78.26	597	39.98
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	2,676	$394,365,905.69	74.49%	8.536%	368	78.26%	597	39.98%
24	54	11,999,307.32	2.27	7.738	357	80.69	617	44.86
36	5	814,736.87	0.15	8.143	357	68.06	602	46.39
60	591	122,271,388.06	23.09	7.790	358	79.76	625	42.08
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,136	$175,270,347.39	33.10%	8.687%	364	78.52%	603	39.93%
12	146	33,145,290.38	6.26	8.105	363	75.37	599	41.26
13	2	423,208.36	0.08	7.502	356	79.40	620	33.73
24	1,631	253,127,943.90	47.81	8.265	367	79.88	606	41.03
30	1	157,660.33	0.03	9.890	357	90.00	586	44.76
36	410	67,326,887.58	12.72	7.875	364	75.89	604	40.27
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	2,274	$349,740,255.95	66.06%	8.199%	364	79.65%	598	40.98%
Stated Income	1,052	179,711,081.99	33.94	8.629	366	76.67	615	39.80
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Cash-out Refinance	1,971	$356,198,655.34	67.28%	8.158%	365	76.11%	595	40.01%
Purchase	1,188	148,066,963.51	27.97	8.802	365	84.41	625	42.10
Rate-term Refinance	167	25,185,719.09	4.76	8.304	364	80.48	607	39.75
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	2,520	$388,430,817.99	73.36%	8.337%	365	78.44%	602	40.27%
Planned Unit Development	463	81,664,176.67	15.42	8.337	368	80.19	607	41.10
Condominium (Low Rise)	242	35,921,743.95	6.78	8.462	366	80.05	615	41.94
Multi Family	92	21,965,453.13	4.15	8.220	361	74.21	614	42.24
Condominium (High Rise)	9	1,469,146.20	0.28	9.825	351	77.03	624	35.89
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	3,163	$503,956,484.84	95.18%	8.324%	365	78.53%	602	40.66%
Non-Owner	142	21,248,458.14	4.01	8.828	361	81.20	647	38.12
Second Home	21	4,246,394.96	0.80	8.431	358	79.24	629	43.27
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	162	$29,452,410.40	5.56%	8.236%	361	79.11%	598	40.22%
A-	148	28,080,337.02	5.30	8.344	368	75.01	577	41.04
A+	2,426	378,968,551.95	71.58	8.316	365	80.05	612	41.03
B	260	41,940,182.49	7.92	8.341	366	73.64	582	39.04
C	179	29,126,711.65	5.50	8.662	366	71.64	577	38.52
C-	128	18,321,290.49	3.46	8.554	372	79.20	597	37.97
D	23	3,561,853.94	0.67	8.699	361	66.72	559	40.25
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	55	$6,054,759.14	1.14%	9.247%	364	85.16%	595	41.57%
Alaska	10	1,907,297.38	0.36	8.829	366	80.36	586	42.86
Arizona	163	29,545,723.61	5.58	8.154	370	76.92	603	40.20
Arkansas	15	1,193,705.39	0.23	9.558	339	79.90	587	35.22
California	291	74,303,572.41	14.03	7.629	369	73.07	605	41.36
Colorado	59	10,059,607.80	1.90	8.455	371	84.74	625	44.46
Connecticut	37	6,587,836.28	1.24	8.652	368	81.40	607	40.92
Delaware	7	1,468,745.15	0.28	7.744	357	86.36	634	38.99
District Of Columbia	14	3,089,382.22	0.58	7.661	372	68.50	591	40.27
Florida	335	52,143,901.90	9.85	8.332	363	77.52	601	40.77
Georgia	176	23,308,684.26	4.40	8.954	363	81.94	605	39.46
Hawaii	13	4,665,703.66	0.88	8.638	378	76.88	620	45.96
Idaho	10	1,146,826.04	0.22	8.273	367	84.34	638	40.13
Illinois	214	33,259,662.46	6.28	8.556	365	79.62	612	41.71
Indiana	51	4,910,005.44	0.93	9.503	367	88.16	596	38.43
Iowa	16	1,611,518.50	0.30	8.955	357	83.73	609	37.07
Kansas	30	3,466,315.45	0.65	9.595	358	84.57	577	38.27
Kentucky	30	2,634,533.50	0.50	8.987	366	85.38	612	40.34
Louisiana	23	2,378,534.14	0.45	9.380	356	85.97	585	37.44
Maine	6	793,057.08	0.15	8.542	357	79.27	618	40.22
Maryland	124	23,698,137.79	4.48	8.257	372	77.63	590	41.14
Massachusetts	85	19,031,414.10	3.59	8.105	371	76.37	595	41.16
Michigan	121	14,089,520.64	2.66	8.881	363	81.49	609	39.33
Minnesota	65	10,694,088.89	2.02	8.390	362	79.32	621	41.94
Mississippi	16	1,679,785.23	0.32	9.274	356	90.42	614	38.99
Missouri	62	7,174,117.47	1.36	8.880	363	83.91	596	39.15
Montana	11	1,715,715.20	0.32	7.979	376	80.50	588	42.53
Nebraska	8	812,142.40	0.15	9.720	357	84.79	606	47.02
Nevada	54	10,984,804.87	2.07	7.760	366	77.26	615	40.20
New Hampshire	22	3,758,182.77	0.71	8.272	361	80.96	608	41.32
New Jersey	78	14,946,799.16	2.82	8.190	364	73.33	594	40.36
New Mexico	28	3,418,509.13	0.65	8.813	362	78.17	597	35.58
New York	105	26,246,793.10	4.96	7.881	364	72.80	596	41.17
North Carolina	58	6,004,408.35	1.13	8.955	363	82.95	601	39.62
North Dakota	5	541,486.27	0.10	9.588	358	91.82	662	42.72
Ohio	56	5,579,159.83	1.05	8.821	356	83.50	594	38.39
Oklahoma	22	2,149,694.51	0.41	9.022	357	81.92	604	38.65
Oregon	54	9,953,847.68	1.88	8.212	360	81.26	625	41.80
Pennsylvania	92	11,530,691.56	2.18	8.719	363	82.34	593	38.19
Rhode Island	8	1,466,248.00	0.28	7.718	368	70.02	584	39.09
South Carolina	52	5,966,367.99	1.13	8.892	357	83.38	599	39.75
South Dakota	4	299,129.35	0.06	8.775	358	88.31	618	35.38
Tennessee	67	6,973,674.31	1.32	9.069	368	87.07	609	39.96
Texas	264	28,463,502.17	5.38	8.846	355	83.02	603	39.59
Utah	32	3,961,657.21	0.75	8.547	362	83.75	622	41.34
Vermont	5	885,783.02	0.17	8.601	357	79.61	605	39.07
Virginia	107	16,734,058.24	3.16	8.020	370	77.50	598	38.90
Washington	104	18,534,843.39	3.50	7.834	364	79.36	621	41.28
West Virginia	12	1,434,747.49	0.27	8.907	357	82.47	617	37.44
Wisconsin	40	4,935,382.45	0.93	9.520	363	84.90	603	38.55
Wyoming	10	1,257,273.56	0.24	8.375	357	83.59	623	35.47
Total:	3,326	$529,451,337.94	100.00%	8.345%	365	78.64%	604	40.58%
Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.000 - 3.499	1	$119,911.83	0.03%	7.550%	359	80.00%	588	49.79%
3.500 - 3.999	5	787,155.73	0.20	8.129	383	81.99	592	43.44
4.000 - 4.499	14	2,315,525.27	0.58	7.731	373	80.27	620	39.75
4.500 - 4.999	40	5,408,734.57	1.36	8.793	366	77.30	606	41.66
5.000 - 5.499	84	13,161,417.21	3.30	8.169	366	76.50	613	41.58
5.500 - 5.999	178	32,411,947.28	8.12	7.608	367	73.87	607	40.61
6.000 - 6.499	418	73,430,011.73	18.40	7.772	366	77.86	603	41.48
6.500 - 6.999	570	96,227,597.06	24.11	8.125	368	78.82	608	40.61
7.000 - 7.499	470	72,134,209.07	18.07	8.672	366	80.61	603	40.43
7.500 - 7.999	373	54,546,936.95	13.67	8.871	370	80.10	603	41.52
8.000 - 8.499	181	25,872,624.42	6.48	9.205	365	82.97	606	41.25
8.500 - 8.999	95	10,941,138.43	2.74	9.614	362	85.73	616	39.35
9.000 - 9.499	38	4,903,654.50	1.23	10.254	357	88.59	611	40.58
9.500 - 9.999	40	4,368,922.81	1.09	10.686	359	90.94	593	38.61
10.000 - 10.499	11	859,752.52	0.22	11.060	357	90.50	570	39.58
10.500 - 10.999	9	718,051.21	0.18	11.734	358	90.06	587	35.11
11.000 - 11.499	5	801,968.56	0.20	12.173	357	98.11	680	43.73
12.500 - 12.999	1	131,026.29	0.03	13.950	357	100.00	567	37.65
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2.500 - 2.999	1	$134,500.00	0.03%	11.000%	357	94.72%	570	50.49%
3.500 - 3.999	1	119,432.75	0.03	8.950	357	95.00	597	35.48
4.000 - 4.499	1	275,730.45	0.07	6.100	359	89.03	625	47.23
4.500 - 4.999	3	407,705.40	0.10	5.389	359	69.76	611	52.66
5.000 - 5.499	11	1,909,954.01	0.48	6.299	358	72.68	627	45.14
5.500 - 5.999	27	5,497,392.48	1.38	7.026	373	72.58	602	42.40
6.000 - 6.499	43	8,084,859.23	2.03	6.531	362	72.79	625	42.19
6.500 - 6.999	167	36,643,996.35	9.18	6.971	369	76.71	619	41.61
7.000 - 7.499	218	44,234,868.67	11.08	7.414	366	76.89	619	42.02
7.500 - 7.999	406	75,017,500.73	18.79	7.815	369	77.28	612	40.76
8.000 - 8.499	332	52,054,611.24	13.04	8.282	366	79.32	607	40.58
8.500 - 8.999	461	66,377,378.43	16.63	8.751	369	80.05	606	41.19
9.000 - 9.499	287	38,909,498.36	9.75	9.214	368	81.60	595	41.01
9.500 - 9.999	276	35,062,495.52	8.78	9.743	365	82.78	585	39.51
10.000 - 10.499	132	16,609,859.94	4.16	10.212	360	85.97	583	39.73
10.500 - 10.999	93	10,063,886.83	2.52	10.696	360	87.44	576	38.57
11.000 - 11.499	35	3,852,507.71	0.97	11.173	357	81.72	578	38.77
11.500 - 11.999	25	2,147,049.50	0.54	11.679	363	89.33	574	36.85
12.000 - 12.499	10	1,296,054.02	0.32	12.140	357	95.67	642	41.52
12.500 - 12.999	2	210,700.70	0.05	12.710	357	96.59	661	37.21
13.500 - 13.999	2	230,603.12	0.06	13.864	357	97.84	561	36.79
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	3	$652,900.00	0.16%	5.357%	357	76.07%	598	44.27%
12.000 - 12.499	7	1,171,328.40	0.29	5.613	358	73.63	628	41.91
12.500 - 12.999	23	4,576,606.13	1.15	6.399	357	68.10	629	43.26
13.000 - 13.499	59	11,764,754.45	2.95	6.709	360	73.59	628	42.14
13.500 - 13.999	205	44,148,503.71	11.06	7.099	368	77.06	616	41.91
14.000 - 14.499	229	45,049,584.01	11.29	7.467	366	77.46	618	41.82
14.500 - 14.999	418	74,842,954.65	18.75	7.907	370	77.15	609	40.67
15.000 - 15.499	346	53,573,588.22	13.42	8.401	365	79.35	606	40.90
15.500 - 15.999	455	64,671,329.88	16.20	8.841	369	80.35	603	41.04
16.000 - 16.499	263	35,195,490.96	8.82	9.281	369	82.02	595	41.01
16.500 - 16.999	246	31,121,343.29	7.80	9.774	366	83.09	590	39.04
17.000 - 17.499	119	15,308,084.11	3.84	10.233	361	86.39	587	39.69
17.500 - 17.999	86	9,387,569.77	2.35	10.702	360	88.01	579	38.83
18.000 - 18.499	35	3,792,140.52	0.95	11.164	357	81.24	572	38.65
18.500 - 18.999	25	2,147,049.50	0.54	11.679	363	89.33	574	36.85
19.000 - 19.499	10	1,296,054.02	0.32	12.140	357	95.67	642	41.52
19.500 - 19.999	2	210,700.70	0.05	12.710	357	96.59	661	37.21
20.500 - 20.999	2	230,603.12	0.06	13.864	357	97.84	561	36.79
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	36	$6,683,986.91	1.67%	8.353%	358	81.41%	593	41.98%
1.500	2,003	315,167,360.82	78.96	8.397	368	79.75	608	40.89
2.000	19	3,230,963.21	0.81	8.500	366	78.65	584	42.72
3.000	475	74,058,274.50	18.55	8.491	364	78.07	596	40.70
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	486	$77,153,775.87	19.33%	8.506%	362	78.20%	595	40.84%
1.500	2,047	321,986,809.57	80.67	8.393	368	79.76	608	40.90
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	12	$2,245,786.80	0.56%	8.333%	357	84.55%	611	36.48%
4 - 6	15	3,161,529.03	0.79	8.364	358	78.83	576	45.31
16 - 18	17	2,497,350.90	0.63	8.363	354	82.07	594	42.21
19 - 21	1,238	188,154,963.71	47.14	8.466	362	79.52	608	40.50
22 - 24	1,017	165,358,510.20	41.43	8.406	374	79.63	604	41.33
28 - 30	12	1,952,664.89	0.49	8.520	354	71.86	592	40.34
31 - 33	128	18,677,737.82	4.68	8.715	360	79.26	605	40.32
34 - 36	86	15,281,812.82	3.83	7.628	363	76.45	603	40.87
55 - 57	2	507,658.49	0.13	7.167	442	82.76	593	41.29
58 - 60	6	1,302,570.78	0.33	7.736	414	84.70	608	44.95
Total:	2,533	$399,140,585.44	100.00%	8.415%	367	79.46%	605	40.89%

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$349,984,974	$13,985	$747,019
Average Scheduled Principal Balance:	$222,495
Number of Mortgage Loans:	1,573

Weighted Average Gross Coupon:	8.163%	5.500%	13.950%
Weighted Average Fico Score:	629	501	798
Weighted Average Combined Original LTV:	80.30%	14.73%	100.00%
Weighted Average DTI:	40.38%	5.37%	60.60%

Weighted Average Original Term:	365	120	480
Weighted Average Stated Remaining Term:	362	116	479
Weighted Average Seasoning:	3	0	6

Margin:	6.980%	4.000%	10.900%
Minimum Mortgage Rate:	8.148%	4.800%	12.625%
Maximum Mortgage Rate:	15.105%	11.800%	19.625%
Initial Periodic Cap:	1.672%	1.000%	3.000%
Periodic Cap:	1.443%	1.000%	1.500%
Next Rate Adj.(mos):	22	3	59

Maturity Date:		March 1, 2016	June 1, 2046
Maximum ZIP Code Concentration:	92336(0.68%)

ARM:	76.16%
Fixed Rate:	23.84%

Interest Only:	43.09%	Single Family	67.69%
Not Interest Only:	56.91%	Multi Family	3.06%
Weighted Average IO Term	54	Condominium	8.35%
		Planned Unit Development	20.38%
First Lien:	97.50%	Manufactured Home	0.52%
Second Lien:	2.50%
		Top 5 States:
Full Documentation	53.76%	California	40.92%
Stated Documentation	46.24%	Florida	13.73%
		New York	3.97%
Purchase:	65.13%	Texas	3.91%
Cash Out Refinance:	32.33%	Nevada	3.42%
Rate/Term Refinance:	2.54%

Owner:	98.75%
Non-Owner:	1.06%
Second Home:	0.19%

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	119	$3,889,994.69	1.11%	11.224%	195	94.28%	633	37.52%
50,001 - 100,000	204	16,099,793.66	4.60	9.666	311	82.80	617	35.52
100,001 - 150,000	310	38,866,405.77	11.11	8.835	353	81.24	617	36.28
150,001 - 200,000	202	35,416,128.39	10.12	8.291	363	80.37	629	38.77
200,001 - 250,000	184	40,971,408.95	11.71	8.014	363	80.38	637	41.38
250,001 - 300,000	151	41,438,231.31	11.84	7.964	364	79.54	632	41.15
300,001 - 350,000	105	33,981,095.46	9.71	7.829	369	80.31	643	41.42
350,001 - 400,000	63	23,637,705.53	6.75	7.800	372	81.15	639	42.85
400,001 - 450,000	84	36,192,302.57	10.34	8.082	372	79.53	621	41.62
450,001 - 500,000	73	34,778,488.32	9.94	7.642	376	77.67	617	41.23
500,001 - 550,000	40	21,029,353.51	6.01	7.754	375	80.61	636	41.45
550,001 - 600,000	18	10,395,918.52	2.97	8.072	377	80.38	620	42.60
600,001 - 650,000	10	6,330,888.27	1.81	8.113	357	82.15	614	43.58
650,001 - 700,000	6	4,062,321.47	1.16	8.431	377	74.47	634	40.67
700,001 - 750,000	4	2,894,937.47	0.83	7.307	357	79.73	669	39.26
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Current Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.500 - 5.999	10	$3,317,440.55	0.95%	5.632%	347	77.18%	651	46.84%
6.000 - 6.499	44	14,817,018.10	4.23	6.203	358	71.33	632	41.02
6.500 - 6.999	137	44,193,543.11	12.63	6.762	360	75.56	633	40.13
7.000 - 7.499	145	42,169,001.25	12.05	7.265	367	77.62	635	40.54
7.500 - 7.999	267	71,389,721.82	20.40	7.726	369	78.80	636	40.49
8.000 - 8.499	212	48,367,700.20	13.82	8.209	363	80.78	632	40.69
8.500 - 8.999	249	53,268,542.01	15.22	8.726	376	81.84	625	40.63
9.000 - 9.499	117	24,800,987.69	7.09	9.206	365	84.11	620	40.96
9.500 - 9.999	133	18,785,913.96	5.37	9.693	354	85.49	619	39.61
10.000 - 10.499	55	10,291,426.57	2.94	10.181	368	86.25	596	38.28
10.500 - 10.999	53	6,526,936.35	1.86	10.737	330	88.16	597	40.21
11.000 - 11.499	40	4,275,129.64	1.22	11.226	307	90.44	622	36.81
11.500 - 11.999	37	2,831,383.14	0.81	11.713	269	95.18	613	37.11
12.000 - 12.499	41	3,184,862.09	0.91	12.185	273	95.10	611	36.27
12.500 - 12.999	24	1,469,080.82	0.42	12.704	227	98.23	626	39.95
13.000 - 13.499	7	238,257.28	0.07	13.158	177	94.94	608	35.59
13.500 - 13.999	2	58,029.31	0.02	13.690	213	100.00	629	29.94
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	43	$8,862,129.14	2.53%	8.769%	375	64.88%	512	40.34%
525 - 549	54	10,590,060.32	3.03	8.908	376	75.00	539	38.21
550 - 574	103	23,369,275.46	6.68	8.358	370	78.31	563	39.16
575 - 599	207	44,297,526.37	12.66	8.171	368	79.90	588	41.01
600 - 624	320	68,941,414.03	19.70	8.127	362	81.47	613	39.63
625 - 649	377	82,015,341.99	23.43	8.355	361	81.37	636	41.18
650 - 674	250	60,820,755.01	17.38	7.925	357	80.95	660	40.25
675 - 699	130	29,645,501.04	8.47	7.918	361	81.59	685	41.66
700 - 724	47	11,915,448.89	3.40	7.763	358	79.95	711	39.61
725 - 749	17	3,224,998.40	0.92	7.865	346	82.19	734	39.18
750 - 774	17	4,509,462.62	1.29	7.272	356	81.91	759	40.37
775 - 799	8	1,793,060.62	0.51	8.269	349	80.94	786	36.11
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	32	$4,487,128.15	1.28%	7.756%	365	39.96%	583	29.95%
50.01 - 55.00	23	4,974,652.82	1.42	7.491	342	51.83	584	39.05
55.01 - 60.00	26	6,332,545.23	1.81	7.077	347	58.13	585	39.95
60.01 - 65.00	34	8,064,341.72	2.30	7.137	370	63.76	600	36.82
65.01 - 70.00	49	13,357,666.87	3.82	7.579	367	68.43	606	39.48
70.01 - 75.00	98	26,496,798.46	7.57	7.544	364	73.85	610	39.22
75.01 - 80.00	794	194,808,344.88	55.66	8.044	368	79.84	641	41.00
80.01 - 85.00	85	24,043,672.41	6.87	7.992	378	84.18	614	41.43
85.01 - 90.00	123	31,681,216.54	9.05	8.513	362	89.19	617	41.06
90.01 - 95.00	58	11,984,002.78	3.42	9.179	360	94.72	611	39.51
95.01 - 100.00	251	23,754,604.03	6.79	10.212	302	99.98	639	39.13
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
120	2	$97,206.30	0.03%	8.458%	117	56.56%	598	39.28%
180	186	10,782,160.14	3.08	10.656	177	92.65	640	36.19
240	8	619,078.73	0.18	8.396	237	80.21	644	38.01
360	1,280	307,319,975.63	87.81	8.058	357	79.91	630	40.43
480	97	31,166,553.09	8.91	8.339	478	79.94	612	41.33
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
61 - 120	2	$97,206.30	0.03%	8.458%	117	56.56%	598	39.28%
121 - 180	186	10,782,160.14	3.08	10.656	177	92.65	640	36.19
181 - 240	8	619,078.73	0.18	8.396	237	80.21	644	38.01
301 - 360	1,280	307,319,975.63	87.81	8.058	357	79.91	630	40.43
361 >=	97	31,166,553.09	8.91	8.339	478	79.94	612	41.33
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	73	$10,382,502.08	2.97%	8.669%	335	77.87%	620	16.15%
20.01 - 25.00	81	13,102,889.75	3.74	8.267	348	77.56	604	22.61
25.01 - 30.00	98	18,818,458.07	5.38	8.274	361	78.90	629	27.46
30.01 - 35.00	198	37,314,860.49	10.66	8.120	363	79.42	627	32.76
35.01 - 40.00	301	68,749,921.25	19.64	8.087	366	79.59	635	37.73
40.01 - 45.00	352	82,708,219.05	23.63	8.224	365	81.12	629	42.72
45.01 - 50.00	380	93,569,549.52	26.74	8.196	360	81.49	631	47.66
50.01 - 55.00	82	22,465,505.95	6.42	7.771	370	80.70	621	52.27
55.01 - 60.00	6	1,918,233.51	0.55	7.847	361	78.62	639	57.21
60.01 >=	2	954,834.22	0.27	7.735	405	64.07	540	60.56
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Adjustable Rate Mortgage	998	$266,550,300.84	76.16%	8.202%	369	81.09%	633	40.97%
Fixed Rate Mortgage	575	83,434,673.05	23.84	8.039	340	77.77	615	38.50
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Product Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
15/30 BALLOON	173	$8,778,690.43	2.51%	11.378%	177	98.80%	644	35.49%
2/28 ARM	431	93,070,454.18	26.59	8.551	357	82.25	623	40.07
2/28 ARM IO	438	132,517,946.52	37.86	7.940	357	80.63	643	41.50
2/38 ARM	73	25,736,466.72	7.35	8.501	478	80.58	612	41.28
30/40 BALLOON	1	149,730.46	0.04	7.250	356	40.21	589	33.23
3/27 ARM	29	5,664,550.13	1.62	8.254	357	77.64	613	40.18
3/27 ARM IO	16	5,866,016.80	1.68	7.585	357	80.10	658	41.65
3/37 ARM	2	527,588.02	0.15	8.374	478	80.00	620	39.96
5/25 ARM	2	319,923.75	0.09	7.450	359	61.01	584	20.00
6ML ARM	7	2,847,354.72	0.81	7.510	357	80.99	661	45.19
Fixed	352	62,098,945.01	17.74	7.747	360	75.12	607	38.14
Fixed IO	49	12,407,307.15	3.55	7.148	358	76.59	638	42.47
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Interest Only	503	$150,791,270.47	43.09%	7.861%	357	80.27%	643	41.59%
Not Interest Only	1,070	199,193,703.42	56.91	8.392	366	80.32	618	39.46
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,070	$199,193,703.42	56.91%	8.392%	366	80.32%	618	39.46%
24	78	25,495,072.66	7.28	7.858	357	81.58	645	42.48
36	4	1,779,619.00	0.51	8.404	357	79.58	649	37.82
60	421	123,516,578.81	35.29	7.854	358	80.01	643	41.46
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	407	$76,621,126.34	21.89%	8.995%	353	82.01%	634	40.56%
12	69	21,140,181.55	6.04	8.152	360	76.31	632	41.14
24	740	184,223,968.43	52.64	8.056	368	81.62	630	40.87
30	1	176,165.91	0.05	9.090	357	80.00	614	34.22
36	115	21,426,836.46	6.12	7.648	353	77.40	629	37.78
60	241	46,396,695.20	13.26	7.456	361	75.39	612	39.01
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	1,393	$341,220,248.83	97.50%	8.078%	367	79.82%	628	40.49%
Second Lien	180	8,764,725.06	2.50	11.477	179	99.00	644	36.12
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	917	$188,165,880.77	53.76%	7.923%	357	80.55%	616	40.09%
Stated Income	656	161,819,093.12	46.24	8.444	368	80.01	643	40.71
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	1,092	$227,956,450.56	65.13%	8.384%	361	82.79%	641	40.76%
Cash-out Refinance	429	113,146,383.84	32.33	7.762	366	75.70	606	39.69
Rate-term Refinance	52	8,882,139.49	2.54	7.617	347	75.10	608	39.38
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	1,079	$236,890,817.43	67.69%	8.068%	364	79.44%	626	39.93%
Planned Unit Development	304	71,323,759.06	20.38	8.184	360	82.38	631	42.00
Condominium (Low Rise)	127	25,973,948.05	7.42	8.350	358	82.12	640	40.03
Multi Family	40	10,695,378.80	3.06	9.172	366	80.35	639	40.60
Condominium (High Rise)	12	3,265,106.94	0.93	9.343	357	81.05	624	39.13
Manufactured Home	11	1,835,963.61	0.52	9.081	357	83.01	653	41.56
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Owner	1,555	$345,617,180.80	98.75%	8.170%	362	80.37%	628	40.45%
Non-Owner	16	3,697,457.27	1.06	7.634	358	76.35	664	32.50
Second Home	2	670,335.82	0.19	7.672	440	67.38	605	44.19
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A	56	$12,731,988.81	3.64%	7.847%	354	77.87%	611	38.06%
A-	35	9,699,190.53	2.77	7.962	375	77.64	580	40.40
A+	1,284	283,219,972.57	80.92	8.143	361	81.11	636	40.70
B	77	17,996,973.39	5.14	8.578	372	77.41	598	39.00
C	61	14,754,206.95	4.22	8.637	365	76.34	600	38.54
C-	56	10,172,774.48	2.91	7.991	360	76.42	596	40.95
D	4	1,409,867.16	0.40	7.496	374	63.26	547	29.61
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%

Geographic Location	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	13	$1,669,189.26	0.48%	9.721%	354	88.83%	583	37.13%
Alaska	5	686,052.95	0.20	9.270	347	81.88	636	41.92
Arizona	62	11,779,863.12	3.37	8.086	354	78.83	636	39.21
Arkansas	1	237,208.15	0.07	7.650	357	100.00	693	40.75
California	423	143,229,004.18	40.92	7.737	371	78.65	634	40.85
Colorado	20	3,668,667.21	1.05	8.750	372	85.59	618	40.66
Connecticut	16	4,152,345.96	1.19	8.220	382	83.26	621	44.50
Delaware	2	310,508.94	0.09	11.207	358	76.93	536	43.90
District Of Columbia	3	936,399.83	0.27	7.213	358	63.89	628	35.90
Florida	240	48,068,636.51	13.73	8.319	358	79.68	625	40.67
Georgia	55	8,108,837.68	2.32	8.936	362	82.68	615	39.43
Hawaii	11	3,829,822.36	1.09	7.598	345	78.72	646	40.19
Idaho	8	1,241,835.47	0.35	8.896	353	80.05	644	42.20
Illinois	54	9,885,581.29	2.82	9.022	352	84.78	641	40.59
Indiana	13	1,303,882.35	0.37	9.236	313	86.03	612	30.27
Iowa	2	259,842.45	0.07	9.299	358	90.15	650	39.18
Kansas	5	356,574.74	0.10	8.224	350	71.16	629	44.36
Kentucky	8	731,500.99	0.21	8.991	345	80.74	610	29.36
Louisiana	12	1,438,845.44	0.41	9.036	368	84.47	603	37.40
Maine	3	546,529.14	0.16	7.588	358	78.81	646	33.02
Maryland	32	7,904,738.04	2.26	8.208	354	79.08	616	41.35
Massachusetts	19	5,346,857.02	1.53	8.413	352	80.54	622	37.13
Michigan	32	3,803,735.54	1.09	9.245	359	87.42	608	39.73
Minnesota	9	932,909.52	0.27	8.809	328	77.51	626	40.93
Mississippi	6	512,093.71	0.15	8.930	300	72.00	595	40.65
Missouri	21	2,862,442.63	0.82	9.407	352	88.91	636	36.60
Montana	2	299,921.37	0.09	8.189	358	84.82	685	39.31
Nebraska	3	155,559.48	0.04	9.239	285	89.44	627	27.45
Nevada	53	11,980,970.55	3.42	8.158	355	83.04	627	40.79
New Hampshire	8	1,499,626.65	0.43	7.722	348	80.12	653	43.36
New Jersey	20	5,113,360.46	1.46	8.749	375	81.31	614	43.63
New Mexico	15	2,056,863.20	0.59	9.220	367	79.86	600	38.87
New York	43	13,909,428.69	3.97	8.077	355	76.87	634	43.58
North Carolina	20	2,687,420.55	0.77	9.123	348	81.74	607	39.77
North Dakota	3	311,218.48	0.09	8.558	358	78.63	621	32.50
Ohio	17	2,085,908.39	0.60	8.777	354	82.11	620	39.64
Oklahoma	5	579,719.31	0.17	9.250	310	81.13	598	37.35
Oregon	19	3,796,587.07	1.08	7.938	364	77.41	642	35.92
Pennsylvania	17	2,179,513.91	0.62	8.392	352	82.29	637	37.66
Rhode Island	5	927,769.57	0.27	8.218	357	75.00	640	36.40
South Carolina	8	801,594.34	0.23	9.734	356	80.79	592	35.35
South Dakota	2	176,489.10	0.05	8.919	359	87.69	604	43.88
Tennessee	32	3,768,283.79	1.08	8.680	347	86.16	617	37.54
Texas	129	13,669,592.35	3.91	8.839	351	88.42	624	37.77
Utah	9	2,157,769.38	0.62	8.216	358	84.79	613	43.11
Virginia	30	7,693,562.72	2.20	8.153	363	81.50	616	42.82
Washington	44	8,701,571.04	2.49	8.116	353	80.60	631	37.83
West Virginia	1	187,831.44	0.05	7.875	477	80.00	611	36.45
Wisconsin	11	1,278,212.98	0.37	9.353	363	77.65	620	34.01
Wyoming	2	162,294.59	0.05	9.690	326	83.47	548	45.50
Total:	1,573	$349,984,973.89	100.00%	8.163%	362	80.30%	629	40.38%
Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.000 - 4.499	2	$292,153.25	0.11%	10.625%	358	82.14%	610	39.83%
4.500 - 4.999	9	2,098,140.94	0.79	6.666	358	77.40	645	41.50
5.000 - 5.499	17	4,140,290.18	1.55	7.744	357	81.38	642	41.53
5.500 - 5.999	63	19,758,573.85	7.41	6.997	359	78.78	640	40.64
6.000 - 6.499	166	46,410,725.33	17.41	7.491	369	79.49	639	40.76
6.500 - 6.999	261	74,803,423.20	28.06	7.924	368	79.66	630	40.58
7.000 - 7.499	176	44,825,499.76	16.82	8.506	370	81.39	631	41.68
7.500 - 7.999	175	44,386,840.13	16.65	8.798	378	82.52	631	41.68
8.000 - 8.499	64	15,895,456.47	5.96	9.217	373	84.94	624	40.95
8.500 - 8.999	42	8,938,487.61	3.35	9.740	357	86.54	640	39.35
9.000 - 9.499	7	1,927,733.30	0.72	9.789	407	84.42	609	44.09
9.500 - 9.999	7	1,190,606.46	0.45	10.790	358	89.37	614	40.20
10.000 - 10.499	5	931,369.16	0.35	11.061	358	97.27	671	33.80
10.500 - 10.999	4	951,001.20	0.36	11.681	357	97.00	606	35.41
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
4.500 - 4.999	1	$201,113.00	0.08%	5.800%	358	80.00%	698	49.95%
5.000 - 5.499	1	226,587.27	0.09	6.000	357	63.19	588	39.23
5.500 - 5.999	10	3,545,030.91	1.33	5.920	357	79.53	650	46.55
6.000 - 6.499	27	9,834,675.05	3.69	6.588	357	75.93	624	43.46
6.500 - 6.999	78	26,115,711.17	9.80	6.962	364	78.40	636	41.10
7.000 - 7.499	103	32,646,969.06	12.25	7.335	369	79.06	640	40.36
7.500 - 7.999	191	56,632,210.83	21.25	7.743	370	79.06	640	40.67
8.000 - 8.499	154	39,341,759.06	14.76	8.241	365	81.25	638	41.53
8.500 - 8.999	194	45,904,740.41	17.22	8.745	377	82.14	630	41.28
9.000 - 9.499	87	21,032,255.33	7.89	9.209	369	84.76	623	41.17
9.500 - 9.999	72	13,751,835.25	5.16	9.687	367	85.34	631	40.27
10.000 - 10.499	37	8,135,700.04	3.05	10.167	378	87.78	603	37.32
10.500 - 10.999	22	4,074,707.36	1.53	10.699	358	87.34	591	41.65
11.000 - 11.499	10	2,325,848.50	0.87	11.196	370	87.61	622	37.11
11.500 - 11.999	6	1,185,803.17	0.44	11.659	357	92.05	591	35.98
12.000 - 12.499	4	1,242,711.36	0.47	12.081	421	87.82	586	36.76
12.500 - 12.999	1	352,643.07	0.13	12.625	357	100.00	636	49.88
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.500 - 11.999	2	$544,112.99	0.20%	5.832%	357	69.98%	614	46.52%
12.000 - 12.499	1	226,587.27	0.09	6.000	357	63.19	588	39.23
12.500 - 12.999	16	5,448,984.42	2.04	6.241	357	77.76	658	45.22
13.000 - 13.499	23	8,427,474.04	3.16	6.422	357	74.87	620	42.46
13.500 - 13.999	78	26,484,403.69	9.94	7.010	361	78.59	638	40.49
14.000 - 14.499	116	36,010,833.69	13.51	7.399	368	79.60	641	40.58
14.500 - 14.999	203	58,974,768.95	22.13	7.838	372	79.36	637	40.75
15.000 - 15.499	146	36,975,655.95	13.87	8.232	366	80.98	638	41.69
15.500 - 15.999	181	42,266,581.40	15.86	8.763	378	82.12	632	41.48
16.000 - 16.499	85	21,193,022.24	7.95	9.238	371	85.13	622	41.42
16.500 - 16.999	69	13,173,481.56	4.94	9.736	367	85.53	626	40.19
17.000 - 17.499	36	7,828,034.61	2.94	10.165	372	87.35	602	37.12
17.500 - 17.999	21	3,889,353.93	1.46	10.706	358	88.21	595	41.07
18.000 - 18.499	10	2,325,848.50	0.87	11.196	370	87.61	622	37.11
18.500 - 18.999	6	1,185,803.17	0.44	11.659	357	92.05	591	35.98
19.000 - 19.499	4	1,242,711.36	0.47	12.081	421	87.82	586	36.76
19.500 - 19.999	1	352,643.07	0.13	12.625	357	100.00	636	49.88
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Initial Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	9	$3,458,607.84	1.30%	7.441%	357	80.36%	646	45.73%
1.500	852	230,885,157.97	86.62	8.211	370	81.31	633	40.81
2.000	4	814,147.33	0.31	8.127	357	77.74	634	44.20
3.000	133	31,392,387.70	11.78	8.222	367	79.65	626	41.49
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	121	$30,604,431.92	11.48%	8.099%	365	79.74%	631	41.64%
1.500	877	235,945,868.92	88.52	8.216	370	81.27	633	40.88
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	5	$1,967,801.93	0.74%	7.908%	357	83.18%	668	42.79%
4 - 6	2	879,552.79	0.33	6.620	358	76.09	647	50.57
16 - 18	11	2,303,746.72	0.86	7.799	371	79.43	632	44.77
19 - 21	493	125,918,544.72	47.24	8.164	363	81.40	635	40.76
22 - 24	438	123,102,575.98	46.18	8.293	376	81.08	630	41.07
28 - 30	2	540,935.22	0.20	8.346	354	80.00	636	49.21
31 - 33	29	6,101,068.13	2.29	8.539	360	78.64	627	40.22
34 - 36	16	5,416,151.60	2.03	7.211	366	79.17	644	40.81
58 - 60	2	319,923.75	0.12	7.450	359	61.01	584	20.00
Total:	998	$266,550,300.84	100.00%	8.202%	369	81.09%	633	40.97%

Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	212-834-5139	Brian McDonald	212-834-4154
	Paul White	212-834-5440	Andy Cherna	212-834-4154
	Tom Roh	212-834-5936	Randall Outlaw	212-834-4154
	Jamie Gordon	212-834-5409	Melissa Traylor	212-834-4154
	Kathryn Bauer	212-834-9986
	Shilla Kim-Parker	212-834-5006
Asset-Backed Trading
Structuring	Vikas Garg	212-834-9593	Peter Basso	212-834-3720
	Haroon Jawadi	212-834-5308	Maria Lopes	212-834-3720
	Kavitha Vignarajah	212-834-5399	Vikas Sarna	212-834-3720
	Alex Louis-Jeune	212-834-5033	Nick Sykes	212-834-3720
	Alissa Smith	212-834-5432
	Steven Wang	212-834-5833
Structuring/ Home Equity Trading
			Robert Miller	212-834-2428
			Raj Kothari	212-834-3339
			Kevin Lynn	212-834-2394
			Osmin Rivera	212-834-2151

Rating Agency Contacts

Standard & Poor’s

Moody’s

Fitch

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor